Exhibit 10.6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

BRAND FEE AGREEMENT

This BRAND FEE AGREEMENT (the “Agreement”) is made and entered into by and between ExxonMobil Oil Corporation, having an office and place of business at 3225 Gallows Road, Fairfax, Virginia 22037, hereinafter called ExxonMobil, and Global Companies LLC, having an office at 800 South Street, Suite 200, Waltham, Massachusetts, 02453, hereinafter called BFA Holder.

WHEREAS, BFA Holder acknowledges that ExxonMobil has established the following core values (“Core Values”) to build and maintain a lasting relationship with its customers, the motoring public:

(1)           To deliver quality products that customers can trust.

(2)           To employ friendly, helpful people.

(3)           To provide speedy, reliable service.

(4)           To provide clean and attractive retail facilities.

(5)           To be a responsible, environmentally-conscious neighbor.

WHEREAS, BFA Holder does or in the future will either own, operate or supply certain retail motor fuel outlets at those locations identified on Exhibit 1 hereto and may, subject to ExxonMobil’s consent, own, operate or supply certain retail motor fuel outlets in those certain jurisdictions set out on Exhibit 2 (hereinafter referred to as the “Designated Geography(ies)”);

WHEREAS, BFA Holder wishes to sell Exxon and/or Mobil-branded motor fuel to or through these outlets and to receive certain services, and be eligible to participate in certain programs, related to the Exxon and Mobil brands, but currently does not wish to purchase the motor fuel product from ExxonMobil or its Affiliates;

WHEREAS, BFA Holder wishes to undertake full responsibility for the sourcing of motor fuel product at the retail motor fuel outlets that are subject to this Agreement;

WHEREAS, ExxonMobil is willing to furnish BFA Holder with certain services and programs, as more particularly defined herein, associated with the Exxon and Mobil brands;

WHEREAS, ExxonMobil is willing to allow BFA Holder to utilize the Proprietary Marks in accordance and subject to the terms of this Agreement in connection with the retail identification of the retail motor fuel outlets that are subject to this Agreement and to allow motor fuel sold from or through these outlets to be branded as Exxon or Mobil-branded motor fuel;

NOW THEREFORE, ExxonMobil and BFA Holder agree as follows:

1.                                      PERIOD.

Unless sooner terminated as provided elsewhere herein, this Agreement shall be in full force and effect for the period of fifteen (15) years beginning on September 8, 2010 (“Effective Date”), and ending on September 7, 2025 (“Expiration Date”) (such period, the “Term”).  By written notice furnished to BFA Holder, ExxonMobil may, at its sole discretion, grant temporary extensions of the Term for periods not exceeding one hundred and eighty (180) days for each extension.  An extension shall not be construed as renewal of this Agreement or of the Franchise Relationship.

2.                                      GRANT.

By this Agreement, ExxonMobil and BFA Holder establish a “Franchise” and a “Franchise Relationship” as defined by the Petroleum Marketing Practices Act, 15 U.S.C. Sections 2801-2806 (the “PMPA”).  Subject to the terms and conditions of this Agreement:

(a)                                  With respect to the Proprietary Marks (as defined below) to be used in connection with the retail sale of Exxon or Mobil-branded motor fuel (including both gasoline and diesel), as the case may be (“Products”), ExxonMobil grants BFA Holder the limited and non-exclusive right to:

(1)                                  Use the Mobil Proprietary Marks (as defined below) at (i) those Mobil-branded retail outlets identified as CORS locations on Exhibit 1 hereto and (ii) such Mobil-branded retail outlets as may be approved under Section 2(e) and operated by BFA Holder (or a third party operator with experience in the operation of similar service station properties) (“Operated Mobil Branded Outlets”);

(2)                                  Use the Exxon Proprietary Marks (as defined below) at such Exxon-branded retail outlets as may be approved under Section 2(e) and operated by BFA Holder (or a third party operator with experience in the operation of similar service station properties) (“Operated Exxon Branded Outlets”);

(3)                                  Grant the use of the Mobil Proprietary Marks to BFA Holder’s franchised lessees or franchised independent dealers (collectively, “Mobil Franchise Dealers”) at (i) those Mobil-branded retail outlets identified as CODO or DOSS locations on Exhibit 1 hereto and (ii) such Mobil-branded retail outlets as may be approved under Section 2(e) and operated by a franchised lessee or franchised independent dealer (“Franchised Mobil Branded Outlets”); and

(4)                                  Grant the use of the Exxon Proprietary Marks to BFA Holder’s franchised lessees or franchised independent dealers (collectively, “Exxon Franchise Dealers”) at such Exxon-branded retail outlets as may be approved under Section 2(e) and operated by a franchised lessee or franchised independent dealer (“Franchised Exxon Branded Outlets”).

In this Agreement, (i) the Operated Mobil Branded Outlets and Operated Exxon Branded Outlets may be collectively referred to as the “Operated Branded Outlets”, (ii) the Franchised Mobil Branded Outlets and Franchised Exxon Branded Outlets may be collectively referred to as the “Franchised Branded Outlets”, (iii) the Operated Branded Outlets and the Franchised Branded Outlets, whether they be BFA Holder Direct Served Outlets or BFA Holder Sub-Jobber Outlets may be collectively referred to as the “BFA Holder Branded Outlets”, and (iv) the Mobil Franchise Dealers and the Exxon Franchise Dealers may be collectively referred to as the “Franchise Dealers”.

For purposes of this Agreement, BFA Holder Branded Outlets can be supplied in one of two methods, (i) BFA Holder’s Direct Served Business, which are those BFA Holder Branded Outlets that are supplied Product for retail sale through an agreement directly with BFA Holder or any of its Affiliates (the “Direct Served Outlets”), or (ii) BFA Holder’s Sub-Jobber Business, which are those BFA Holder Branded Outlets that are supplied Product for retail sale through an agreement between BFA Holder or one of its Affiliates and any branded wholesaler that is not an Affiliate of BFA Holder (the “Sub-Jobber Outlets”).  Note that for purposes of this Agreement, the term “branded wholesaler(s)” shall include “distributor(s)”, as may be applicable.

(b)                                 Under this Agreement, “Mobil Proprietary Marks” shall mean (i) only those trademarks identified on Exhibits 13-A and 13-B hereto and (ii) related trade dress.  “Exxon Proprietary Marks” shall mean (i) only those trademarks identified on Exhibits 14-A and 14-B hereto and (ii) related trade dress.  “Proprietary Marks” shall mean the Mobil Proprietary Marks and the Exxon Proprietary Marks, collectively or separately, as appropriate in context.  The grants set forth in Section 2(a) and Section 2(d)(1) by ExxonMobil to BFA Holder for BFA Holder’s use of the Proprietary Marks, as to each Proprietary Mark, shall be limited to only the specific corresponding goods and services listed on Exhibits 13-A and 14-A (as to the retail motor fuels Business only), and 13-B and 14-B (as to the Related Businesses only) (the “Authorized Uses”).  For the avoidance of doubt, BFA Holder hereby agrees and acknowledges that the Proprietary Marks may be used only during the Term and only at the BFA Holder Branded Outlets and that nothing set forth in this Agreement shall be interpreted to grant BFA Holder any rights in or to such Proprietary Marks for any offsite use unless expressly authorized by ExxonMobil in writing.  BFA Holder further hereby acknowledges and agrees that notwithstanding anything to the contrary set forth herein, it shall not be permitted to use, or grant the use of, any of the Exxon Proprietary Marks prior to June 1, 2011.  In addition, specifically excluded from any Authorized Use is BFA Holder’s use of any Proprietary Mark on or in connection with any auto repair services or any trucks, cars or other rolling stock of any nature.  BFA Holder shall not have any authority under this Agreement to use any trademark or other intellectual property of ExxonMobil or its Affiliates not specifically identified on Exhibit 13-A, 13-B, 14-A or 14-B or any taglines or reward programs of ExxonMobil or its Affiliates.  BFA Holder shall be permitted only to use or grant the use of either the Mobil Proprietary Marks, or the Exxon Proprietary Marks, at any one retail outlet and shall not use or permit the use of both Mobil Proprietary Marks and Exxon Proprietary Marks at any retail outlet.  As used in this Agreement, the term “Affiliate” as it relates to ExxonMobil means,  (1) ExxonMobil Oil Corporation or its successors-in-interest, (2) any parent corporation, partnership, or other entity of the ExxonMobil Oil Corporation or its successors-in-interest which now or hereafter owns or controls, directly or indirectly through one or more intermediaries, fifty percent or more of the ownership interest having the right to vote for or appoint directors of ExxonMobil Oil Corporation or its successors-in-interest (“Parent Company”), (3) any corporation, partnership, or other entity, regardless of where situated, at least fifty percent of whose ownership interest having the right to vote for or appoint directors is now or hereafter owned or controlled, directly or indirectly through one or more intermediaries, by ExxonMobil Oil Corporation or its successors-in-interest or by its Parent Company.  As used in this Agreement, the term “Affiliate” as it relates to BFA Holder means, any person directly or indirectly controlling, controlled by, or under common control with BFA Holder, including any other person directly or indirectly controlling, controlled by, or under common control with such person.  For purposes of this definition, the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any person, whether through the ownership of voting securities or by contract or otherwise.  For the purposes of this Agreement, Alliance Energy LLC, a Massachusetts limited liability company (“Alliance”) and AE Holdings Corp., a Massachusetts corporation and the managing member of Alliance shall not be considered Affiliates of BFA Holder.

(c)                                  BFA Holder will arrange for and be solely responsible for procuring an adequate supply of unbranded motor fuel (“Base Product”) that meets the requirements of Section 5 of this Agreement.  After Base Product has been additized as provided in Section 5 hereof, it may be distributed by BFA Holder as Product to the BFA Holder Branded Outlets subject to all terms and conditions of this Agreement.

(d)                                  (1)                                ExxonMobil acknowledges that BFA Holder may wish to operate additional businesses of the type described in the Authorized Uses set forth on Exhibit 13-B or 14-B (“Related Businesses”) during the Term utilizing Proprietary Marks at any or all of the BFA Holder Branded Outlets. Subject to the specific corresponding Authorized Uses(s) listed on Exhibit 13-B or 14-B, and other terms and conditions of this Agreement, ExxonMobil grants BFA Holder the right to utilize the Proprietary Marks set forth on Exhibit 13-B or 14-B in connection with Related Businesses and to grant to a Franchise Dealer the right to use such Proprietary Marks in connection with Related Businesses solely to the extent and in the manner specified by ExxonMobil from time to time. For the avoidance of doubt, ExxonMobil shall have the right to change, modify, amend, add or remove, in its sole discretion, the Related Businesses permitted pursuant to this Section 2(d)(1) and the Authorized Use(s) set forth on Exhibit 13-B or 14-B.

(2)                                  BFA Holder acknowledges, and shall require its Franchise Dealers to acknowledge, that the operation of a Related Business using any Proprietary Mark impacts customers’ perceptions and acceptance of the Products and Proprietary Marks.  Accordingly, BFA Holder may operate, or authorize a Franchise Dealer to operate, a Related Business utilizing Proprietary Marks at a BFA Holder Branded Outlet only in compliance with ExxonMobil’s requirements as set out from time to time by ExxonMobil and at all times in compliance with this Agreement.  If BFA Holder or any Franchise Dealer fails to comply with ExxonMobil’s requirements for such a Related Business at any BFA Holder Branded Outlet, without limiting ExxonMobil’s other rights or remedies under applicable laws or under this Agreement or any related or supplemental agreement, including termination or non-renewal of this Agreement and the Franchise Relationship, ExxonMobil may withdraw its approval for the use of any such Proprietary Mark for that Related Business.

(3)                                  During the Term, BFA Holder shall operate and shall cause its Franchise Dealers to operate any Related Business utilizing any Proprietary Mark, as approved under Section 2(e), in compliance with this Agreement and shall not operate, and shall cause its Franchise Dealers not to operate, any other businesses or activities utilizing Proprietary Marks at any BFA Holder Branded Outlet unless agreed in writing by the parties hereto.  During the Term, and except as expressly provided in this Agreement, BFA Holder (or any of its Franchise Dealers) may change, delete or add a Related Business at a BFA Holder Branded Outlet only with the prior written consent of ExxonMobil.  Nothing contained in this Section 2 may be construed as limiting or preventing ExxonMobil from changing, deleting, adding or substituting any Proprietary Mark used in connection with a Related Business.

(4)                                  The motor fuels business, under which BFA Holder distributes the Products hereunder for retail sale at the BFA Holder Branded Outlets, the retail sales of motor fuels at the BFA Holder Branded Outlets and the Related Businesses are herein collectively referred to as the “Businesses.”

(e)                                   (1)                                BFA Holder may use or operate at an Operated Branded Outlet, or grant and allow the use or operation at a Franchised Branded Outlet of any Businesses or exercise any other rights under Sections 2(a) and (d), only if:

(i)                                     ExxonMobil has expressly approved the Exxon or Mobil-branding, as the case may be, of that retail outlet and the operation of the Businesses at that retail outlet; and

(ii)                                  ExxonMobil has not:

(A)                              Debranded that outlet; or

(B)                                Withdrawn ExxonMobil’s approval for the operation of any Business in question at that retail outlet.

For the purposes of Section 2(e)(1)(i) above, only those retail outlets set out on Exhibit 1 are expressly approved for Mobil-branding.  In particular, BFA Holder acknowledges that, absent the express approval of ExxonMobil or assignment by ExxonMobil in accordance with the terms of this Agreement, no retail outlet or other operation that is Mobil or Exxon-branded and branded wholesaler-served as of the Effective Date is subject to operation under the terms of this Agreement.  Approval of any outlets in addition to those set out on Exhibit 1 will be on a site by site basis and shall be memorialized by a trademark authorization letter in a form to be specified by ExxonMobil from time to time.  Notwithstanding the previous sentence, any Exxon or Mobil branded retail outlet to be added under this Agreement that is approved at that time for Exxon or Mobil-branding shall not require re-approval to be added under this Agreement; provided, however, that ExxonMobil shall be entitled to review the Exxon or Mobil branding of such outlet to ensure compliance with Section 2(g) hereof.

(2)                                  In its sole discretion, ExxonMobil may approve or not approve the branding of any outlet or the use or operation of any Businesses proposed by BFA Holder or any Franchise Dealer.  ExxonMobil is not obligated to furnish a reason for withholding approval.  ExxonMobil’s furnishing of a reason does not in any way limit its rights to withhold for any reason any approval of that or any future branding proposal.  BFA Holder shall comply, and cause its Franchise Dealers to comply, with any requirements and conditions imposed by ExxonMobil in giving its approval under this Section.

(3)                                  By written notice to BFA Holder, ExxonMobil may withdraw its approval to:

(i)                                     Brand any BFA Holder Branded Outlet (“debrand”); or

(ii)                                  Use or operate any Business (including, for the avoidance of doubt, any Related Business) at any outlet if, in ExxonMobil’s sole judgment:

(a)                                  That outlet (or any Businesses thereat) fails to portray the image and standards ExxonMobil expects from its branded retail outlets;

(b)                                 BFA Holder, or any Franchise Dealer, is in default of any material obligation, condition, representation or warranty under this Agreement or any related or supplemental agreement with respect to that retail outlet (or any Business); or

(c)                                  Any actions by BFA Holder, any Franchise Dealer, any Affiliate of BFA Holder or any third party management company in connection with its operations on behalf of BFA Holder, whether in violation of its obligations under this Agreement or otherwise, cause harm to the value or reputation of the Proprietary Marks.

ExxonMobil shall provide prior written notice of its intention to withdraw its approval pursuant to Section 2(e)(3)(a) or (b) and BFA Holder shall have a time period, which shall in no event exceed thirty (30) days, in which to take corrective action with respect to the BFA Holder Branded Outlet at issue.  In the event that BFA Holder has not satisfied ExxonMobil as to resolution of the issue within such thirty (30) day period, ExxonMobil may withdraw its approval.

(4)                                  If ExxonMobil debrands any BFA Holder Branded Outlet, or withdraws its approval to use or operate any Businesses at any BFA Holder Branded Outlet, BFA Holder shall comply, and cause any Franchise Dealer at the retail outlet to comply, with the provisions of Section 3 with respect to the retail outlet in question.  The debranding of one or more of the BFA Holder Branded Outlets does not constitute a termination or non-renewal of this Agreement.

(5)                                  BFA Holder shall not permit and shall ensure that its Franchise Dealers do not permit the following activities or types of business to occur at any BFA Holder Branded Outlet:

(i)                                     The sale or use of illegal drugs or drug paraphernalia or other illegal substances or activities,

(ii)                                  The sale of any pornographic material or other material that ExxonMobil in its sole judgment determines may be offensive to the general public (examples include but are not limited to Playboy, Hustler, and Penthouse magazines),

(iii)                               Adult businesses (examples include but are not limited to massage parlors, strip clubs, and video stores),

(iv)                              Bars or establishments that allow for any consumption of intoxicating beverages or any sales or consumption of intoxicating beverages in violation of applicable federal, state, county or local laws, statutes, ordinances, codes, regulations, rules, orders or permits, or

(v)                                 The illegal sale of any tobacco products, including without limitation, sales in violation of any federal, state, county or local laws, statutes, ordinances, codes, regulations, rules, orders, or permits relating to youth access to tobacco products. BFA Holder shall promptly advise ExxonMobil, and shall ensure that Franchise Dealers promptly advise BFA Holder, of any citations or notifications of violations received at any BFA Holder Branded Outlet from any regulatory authority resulting from any such tobacco sales and of the resolution of any such citations and notifications.  BFA Holder agrees to comply with the requirements set forth in Exhibit 8.

(6)                                  The terms and conditions of this Agreement and the Franchise Relationship are exclusively between ExxonMobil and BFA Holder.  Nothing in this Agreement may be construed as creating any Franchise or Franchise Relationship with any other person, including without limitation, any Franchise Dealer, employee or contractor of BFA Holder.

(f)                                    This Agreement does not give BFA Holder an exclusive right in any market or geographic area to sell Products or conduct any Related Business.  BFA Holder acknowledges that ExxonMobil and its Affiliates may directly or indirectly compete with BFA Holder by using, or, subject to Section 2(g) authorizing the use of any trademark, trade names and trade dress owned by ExxonMobil (or any of its subsidiaries or Affiliates) from time to time including, without limitation, the Proprietary Marks, including in close proximity to, and notwithstanding any commercial impact on, any BFA Holder Branded Outlet.

(g)                                 In order to protect the integrity of the Exxon and Mobil brands in the Designated Geographies,  notwithstanding anything to the contrary herein, no retail outlet may become a BFA Holder Direct Served Outlet or Sub-Jobber Outlet pursuant to the terms of this Agreement if such site is located within two (2) miles of any then-existing Exxon or Mobil branded retail outlet, which then-existing Exxon or Mobil branded retail outlet is not also a BFA Holder Direct Served Outlet or Sub-Jobber Outlet.  The distance between any two retail outlets shall be determined by the most geographically direct street route between the closest identification sign located at each retail outlet.

The foregoing provision shall not restrict the operation of any retail outlet that may be set forth on Exhibit 16 hereto from time to time.  Exhibit 16 shall set forth all Exxon or Mobil branded retail outlets in the Designated Geographies existing as of the Effective Date.  Any new Exxon or Mobil branded retail outlet that is added to an existing branded wholesaler agreement between ExxonMobil and any of its existing branded wholesalers in the Designated Geographies shall be added to Exhibit 16 by ExxonMobil.  Any Exxon or Mobil branded retail outlet that is debranded shall be deleted from Exhibit 16 by ExxonMobil.

3.                                      TRADEMARKS

(a)                                  BFA Holder is permitted to display the Proprietary Marks solely to designate the brand of the Products or other approved Businesses being operated at a BFA Holder Branded Outlet (which uses shall be limited to only the specific corresponding Authorized Use(s) as to each Proprietary Mark).  BFA Holder agrees that no Product will be sold under any of the Proprietary Marks unless it meets the product quality specifications set forth in this Agreement and is additized as specified in this Agreement nor shall any Business be operated unless it meets the quality specification and other standards (including any brand identity standards or retail image standards) existing as of the Effective Date or modified or established by ExxonMobil from time to time, as such standards and specifications may be amended from time to time after the Effective Date.  If there shall be posted, mounted, or otherwise displayed on or in connection with any BFA Holder Branded Outlet any sign, poster, placard, plate, device or form of advertising matter whether or not received from ExxonMobil, consisting in whole or in part of the name of ExxonMobil or any of the Proprietary Marks, BFA Holder agrees at all times to display same, or cause the Franchise Dealers to display same, properly and not to diminish, dilute, denigrate, or otherwise adversely affect same.  BFA Holder further agrees to take no action that will diminish or dilute the value of any Proprietary Mark.

(b)                                 Immediately upon termination (whether in full or as to any individual outlet) or expiration of this Agreement, or prior thereto upon demand by ExxonMobil, BFA Holder shall discontinue all uses of the Proprietary Marks, including the posting, mounting or display of any Proprietary Mark and all uses of Proprietary Marks in connection with business cards, advertisements and letterhead/stationary, and shall cause its Franchise Dealers to do the same.  If BFA Holder or any Franchise Dealer ceases to do business at any BFA Holder Branded Outlet, BFA Holder shall, and shall cause its Franchise Dealer to, discontinue the posting, mounting or display of any Proprietary Marks immediately upon BFA Holder or its Franchise Dealer(s), as the case may be, ceasing to sell the Products or operate the Business, including, without limitation, in the event that the BFA Holder Branded Outlet in question is debranded by ExxonMobil under Section 2(e) or in any event upon demand by ExxonMobil.  BFA Holder acknowledges ExxonMobil’s self-help rights set forth in this Agreement, including the rights of entry described in Sections 26(e) and 35, and agrees that BFA Holder shall be solely responsible for all fees, cost and expenses incurred by ExxonMobil or its Affiliates in exercising any such rights.

(c)                                  BFA Holder agrees to notify ExxonMobil or its designee of any apparent or threatened infringement, dilution or other misuse (“Misuse”) of any Proprietary Mark promptly after becoming aware of such Misuse.  ExxonMobil shall have the sole right, in its sole discretion, to take any action, legal or otherwise, against such Misuse, and notwithstanding any other provisions in this Agreement, BFA Holder agrees to provide ExxonMobil with any assistance which, in the opinion or judgment of ExxonMobil, is necessary to protect ExxonMobil’s right, title and interest in and to the Proprietary Marks.  ExxonMobil shall be entitled in such event to retain all monetary recovery from any misusing third party by way of judgment, settlement or otherwise.  BFA Holder shall have no right to, and hereby agrees that it will not (except as requested by ExxonMobil), take any action, with respect to any apparent or threatened Misuse of any Proprietary Mark.  BFA Holder shall have no recourse against ExxonMobil, ExxonMobil’s agents, officers, directors, and employees or third parties under their control in the event ExxonMobil chooses not to act against any apparent or threatened Misuse of any of the Proprietary Marks or if any third party challenges the right of ExxonMobil or BFA Holder to use any of the Proprietary Marks.

(d)                                 BFA Holder shall not, and shall cause its Franchise Dealers not to, sell non-Exxon or Mobil-branded motor fuels under any Proprietary Mark, including without limitation, any Exxon or Mobil-identified canopy or at any fueling island where BFA Holder or a Franchise Dealer is selling Products. As used in this Section, “non-Exxon or Mobil-branded motor fuels” shall not be construed to apply to gasohol or other synthetic motor fuels of similar usability, to the extent provided for in the Gasohol Competition Act of 1980, Pub. L.96-493 or renewable fuels as defined in Section 2807 of the Petroleum Marketing Practices Act; provided however, that BFA Holder and its Franchise Dealers shall label such product so as to ensure that consumers are not confused that such product is an Exxon or Mobil-branded motor fuel.

(e)                                  Without affecting BFA Holder’s obligations under Section 3(d), if BFA Holder or any Franchise Dealer offers non-Exxon or Mobil-branded motor fuels at a BFA Holder Branded Outlet, BFA Holder agrees to protect, and cause its Franchise Dealer(s) in question to protect, the identity of the Products and the Proprietary Marks by all reasonable methods, which would prevent customer confusion or misinformation. BFA Holder agrees to conform, and cause its Franchise Dealers to conform, to ExxonMobil’s de-branding requirements as outlined in Exhibits 9A and 9B, as same may be revised from time to time, including but not limited to posting of ExxonMobil approved signs which clearly distinguish the Products from non-Exxon or Mobil-branded motor fuels, disclaiming any product liability of ExxonMobil for damage resulting from use of non-Exxon or Mobil-branded motor fuels, and removing or covering any signs which may mislead, confuse, or misinform any customers or reduce their goodwill toward any Proprietary Mark. In addition, BFA Holder agrees to comply, and cause its Franchise Dealers to comply, with any additional steps beyond the ExxonMobil de-branding requirements set forth in any applicable law, ordinance or regulation regarding the labeling of petroleum products.

(f)                                    In furtherance of its obligations as set forth in this Section, BFA Holder agrees that it will for itself, and as to any of its Franchise Dealers, require of such Franchise Dealers that they will, while identifying the source of the Products sold at any BFA Holder Branded Outlet, comply with the provisions of this Section. Such assistance includes, but is not limited to, the authorization to ExxonMobil to commence legal proceedings in BFA Holder’s name, and at BFA Holder’s expense, for the purposes of enforcing BFA Holder’s obligations in this Section.

(g)                                 BFA Holder shall have neither the right to use or display at marinas, nor the right to authorize or permit the use or display at marinas by Franchise Dealers of, any Proprietary Mark and shall not sell, and shall cause its Franchise Dealers not to sell, Products at marinas.

(h)                                 To permit ExxonMobil to carry out its rights to protect its Proprietary Marks from diminution, dilution, or destruction by misuse or failure by those to whom permission to display them has been granted under this Agreement, BFA Holder agrees that upon request by ExxonMobil it will provide ExxonMobil with a list of the names and addresses of Franchise Dealers to whom BFA Holder has provided any Proprietary Mark and where such BFA Holder Branded Outlets are displaying such Proprietary Marks.

(i)                                     If BFA Holder, for whatever reason, ceases to display or authorize the display of Proprietary Marks at any BFA Holder Branded Outlet, then BFA Holder will notify ExxonMobil in writing within thirty (30) days of that event.

(j)                                     Except as may be expressly permitted by ExxonMobil, BFA Holder shall not, and shall cause its Franchise Dealers not to, use the Proprietary Marks as part of BFA Holder’s or any Franchise Dealer’s corporate or other name or as part of or in conjunction with any domain name.

(k)                                  BFA Holder shall, and shall cause its Franchise Dealers to, immediately stop using the Proprietary Marks relating to any Business at any BFA Holder Branded Outlet if:

(1)                                  this Agreement is terminated or the Term expires and is not renewed or extended; or

(2)                                  ExxonMobil withdraws its approval to use or operate that Business at that outlet under Section 2(e); or

(3)                                  BFA Holder or its Franchise Dealer(s) stops operating that Business at that outlet;

and, in any such event, to follow any de-branding requirements that may then be applicable.

(l)                                     BFA Holder’s use of any of the Proprietary Marks in conjunction with any uniforms, business cards or business stationary at all times shall be subject to and in accordance with the terms of this Agreement and all standards set forth by ExxonMobil or its Affiliates, as such standards may be amended by ExxonMobil or its Affiliates, in their sole discretion, from time to time.  All uniforms used in connection with the Businesses bearing any of the Proprietary Marks shall be purchased solely and exclusively from an ExxonMobil approved vendor.

(m)                               BFA Holder acknowledges that ExxonMobil (or Exxon Mobil Corporation or any of its Affiliates as the case may be) is the exclusive owner of the Proprietary Marks, and no ExxonMobil act, or failure to act, will give BFA Holder or any Franchise Dealer any ownership interest or right in any of the Proprietary Marks. All goodwill resulting from the use of the Proprietary Marks by BFA Holder or its Franchise Dealers shall inure to the benefit, and is the property, of ExxonMobil (or its Affiliates as the case may be). ExxonMobil may, at any time or from time to time, change or substitute any Proprietary Marks used in connection with the Products or any Business. In case of any change or substitution, BFA Holder shall immediately use, and cause its Franchise Dealers to immediately use, the Proprietary Marks as changed.

(n)                                 BFA Holder hereby acknowledges that failure on the part of BFA Holder or its Franchise Dealer(s) to use any Proprietary Mark in accordance with the provisions of this Agreement will cause irreparable injury to ExxonMobil and that any court of competent jurisdiction may, at the request of ExxonMobil, enforce the provisions of this Agreement by the entry of a temporary or permanent injunction against BFA Holder and in favor of ExxonMobil.  BFA Holder agrees not to contest the appropriateness of injunctive relief but may contest whether it has failed to use the Proprietary Marks in accordance with the provisions of this Agreement.  BFA Holder will incorporate in its agreements with each Franchise Dealer the undertakings and obligations provided in this Agreement (including this Section 3).  BFA Holder agrees to immediately notify ExxonMobil of any Franchise Dealer failing to comply with any such undertaking or obligation and agrees to assist ExxonMobil in its enforcement thereof.

(o)                                 In order to foster the continued public acceptance of the Proprietary Marks and to protect the brand reputation of the Products which are the subject of this Agreement, BFA Holder will use best efforts to promptly inform ExxonMobil of any event or condition which will significantly impact the operation of any BFA Holder Branded Outlet or which has resulted in or may result in significant media exposure related to any BFA Holder Branded Outlets.

4.                                      QUALITY, GRADE, SPECIFICATION, OR NAME OF PRODUCT; QUALITY ASSURANCE PROCEDURES.

(a)                                  ExxonMobil shall have the right, at its sole discretion and at any time during the Term, to change, alter, amend or eliminate any of the grades or brands of Products or any Proprietary Marks covered by this Agreement.  ExxonMobil may also, in its sole discretion and from time to time, change or alter the quality or specification of any of the Products covered by this Agreement.  In the event that a certain grade, quality or specification of motor fuels is offered in one of the states within the Designated Geographies by more than thirty-five percent (35%) of the then existing non-Exxon or Mobil branded retail outlets that is not covered by this Agreement at that time, BFA Holder shall have the right to request that ExxonMobil consent to a change or alteration in, or addition to, the grades, quality or specifications of the Products to offer such grade, quality or specification of motor fuel in the relevant state within the Designated Geographies, and ExxonMobil shall not unreasonably withhold its consent to any such request.

(b)                                 ExxonMobil has provided BFA Holder a copy of “QUALITY CONTROL PROCEDURES FOR GASOLINES AND DIESEL FUEL” attached as Exhibit 10.  This is the same document furnished to Traditional Wholesalers who are purchasing motor fuel product directly from ExxonMobil.  BFA Holder agrees to store, handle, sell and dispense all fuel sold through BFA Holder Branded

Outlets in compliance with all the procedures and specifications set out in Exhibit 10 and to procure the compliance of its Franchise Dealers, notwithstanding the fact that BFA Holder is not purchasing motor fuel from ExxonMobil.  ExxonMobil reserves the right to revise the procedures and specifications at any time and BFA Holder agrees that it will, upon written notice of such revision, immediately begin compliance with the revised procedures and specifications and will procure compliance of its Franchise Dealers.  In the event BFA Holder fails to comply with this Section, ExxonMobil may, without limitation to any other remedies available to ExxonMobil, engage the services of an outside contract firm to perform sampling, testing and reporting.  The fees, costs and expenses of such outside contract firm shall be borne solely by BFA Holder.

(c)                                  Time is of the essence in complying with this Section 4.  BFA Holder is obligated to take commercially reasonable steps to mitigate any potential losses or damage resulting from any product quality defects.  BFA Holder’s notice of consumer quality claims should be sent to the ExxonMobil Business Support Centre Canada, ULC, Attn: Branded Wholesaler Contract Team Lead, P.O. Box 2245, Buffalo, NY 14240-2245.

5.                                      PRODUCT DISTRIBUTION.

(a)                                  ExxonMobil and BFA Holder acknowledge and agree that this is not a product sales or supply agreement.  ExxonMobil has no obligation under this Agreement or otherwise to supply BFA Holder with either branded or unbranded motor fuel products or its proprietary additive package, including without limitation, gasoline and diesel.  BFA Holder is solely responsible for securing and paying for Base Product and the additive package, which meet all federal, state, and local regulatory and product quality standards in effect for motor fuels offered for sale through retail outlets in the Designated Geographies.  Base Product must also meet ExxonMobil quality specifications as more specifically set out in Exhibit 3 (as confirmed by testing as described in Exhibit 3).  BFA Holder shall participate in ExxonMobil’s annual Marker Program in order to confirm compliance with the requirements of this Agreement and ExxonMobil’s standards.

(b)                                 BFA Holder shall not (i) acquire any motor fuels from ExxonMobil or any of its Affiliates within the Designated Geographies, nor (ii) acquire any motor fuels from ExxonMobil or any of its Affiliates within the United States of America for resale as motor fuel in the Designated Geographies.  Notwithstanding the previous sentence, BFA Holder shall be permitted to purchase motor fuels from ExxonMobil through in tank sales for a time period beginning on the Effective Date and ending upon the later of (A) one hundred and twenty (120) days following the Effective Date, and (B) December 31, 2010.

(c)                                  BFA Holder shall procure the additives identified on Exhibit 4 from only those suppliers specified on Exhibit 4 (or such other supplier as may be subsequently identified by ExxonMobil).  BFA Holder shall additize the Base Product in accordance with the specifications set forth in Exhibit 4, using industry standard computer controlled additive injection equipment, prior to distribution through any BFA Holder Branded Outlet as Product.  In the event that BFA Holder desires a waiver from ExxonMobil with respect to the specified additive or suppliers, or the fuel quality specifications, BFA Holder shall contact the appropriate ExxonMobil fuels quality manager to discuss such a request, as provided on Exhibit 4.

(d)                                 BFA Holder will bear full financial responsibility for the cost of installation and maintenance of additive racks at all terminals from which it distributes Products.  If ExxonMobil desires that a third party(s) with whom it has a brand fee agreement or other license, distribution or wholeasaler agreement have access, BFA Holder agrees to allow that third party(ies) to use the additive system on a terminal by terminal basis and shall charge such third party(s) commercially reasonable rates for such access.

(e)                                  ExxonMobil agrees to undertake reasonable efforts to cooperate with BFA Holder as BFA Holder attempts to negotiate supply and/or additive injection arrangements with potential supply partners, provided that ExxonMobil is not obligated hereby to waive or amend any rights it has under this Agreement or undertake any financial obligations not set forth in this Agreement.

6.                                      EXXONMOBIL PROGRAMS.

(a)                                  ExxonMobil and BFA Holder expressly acknowledge and agree that the arrangement contemplated by and set forth in this Agreement is materially different from the arrangement that ExxonMobil has with its branded wholesalers throughout the country who purchase motor fuel directly from ExxonMobil (hereinafter referred to as “Traditional Wholesalers”).  BFA Holder acknowledges that it has been advised and understands that it will not be eligible for various types of financial assistance or support programs, including without limitation Brand Incentive Programs (BIP), Image Assistance Programs, Speedpass Rebate Program and Brand Standard Program, that are available to Traditional Wholesalers.  BFA Holder specifically acknowledges and agrees that ExxonMobil has absolutely no obligation of any kind to offer BFA Holder any programs or services not expressly provided for in this Agreement and BFA Holder further acknowledges that this fact constitutes a material inducement for ExxonMobil to enter into this Agreement.

(b)                                 BFA Holder shall participate in (i) ExxonMobil’s credit card program offerings through ExxonMobil’s approved third party provider; (ii) either ExxonMobil’s proprietary Mystery Shopper program or an ExxonMobil-approved third party Mystery Shopper program; and (iii) effective January 1, 2011, the ExxonMobil Point of Purchase signage program.  Reasonable efforts should be used to post the current ExxonMobil Point of Purchase signage where applicable and allowable.  Such participation shall be solely at BFA Holder’s expense.

(c)                                  BFA Holder will be eligible to participate in the ExxonMobil programs listed immediately below on the same basis as Traditional Wholesalers:

(1)                                  Retailer Promotional Marketing access, including Point-of-Purchase Signage

(2)                                  Card marketing

(3)                                  Education Alliance

(4)                                  Training

(5)                                  Uniform

(6)                                  Station Locator

(7)                                  Relevant portions of the ExxonMobil branded wholesaler website (as determined by ExxonMobil consistent with this Agreement).

BFA Holder will also be eligible to participate in those ExxonMobil programs offered from time to time to another “BFA Holder” under a separate brand fee agreement in the Designated Geographies.

(d)                                 BFA Holder acknowledges and agrees that all programs referenced in Sections 6(b) and 6(c) hereof are subject to change or cancellation at ExxonMobil’s sole discretion and that ExxonMobil may, from time to time and in its discretion, add new or existing programs to the required programs list or the eligible programs list.  BFA Holder further acknowledges that nothing set forth in this Agreement obligates ExxonMobil to provide (or continue to provide) support for any such program and that such support is provided at ExxonMobil’s discretion.

7.                                      BRAND FEES.

BFA Holder shall pay to ExxonMobil the Brand Fees as described in this Section 7, such fees to be paid in equal monthly amounts in accordance with the terms of this Agreement, in consideration of the services that may be provided by ExxonMobil, BFA Holder’s participation in those ExxonMobil programs that may be offered to BFA Holder, and the use of the Proprietary Marks at the BFA Holder Branded Outlets during the fifteen (15) year Term, subject to the terms of this Agreement.

(a)                                  BFA Holder’s Direct Served Business.  With respect to the Direct Served Outlets, (i) the “Brand Fee” during the first ten (10) years of the Term of this Agreement shall equal the 10 Year Brand Fee, calculated under Section 7(a)(i); and (ii) the “Brand Fee” for the Direct Served Outlets during the final five (5) years of the Term of this Agreement shall equal an amount agreed to between the parties or the Adjusted Brand Fee calculated pursuant to Section 7(a)(ii).  In addition, BFA Holder shall pay to ExxonMobil the fees described in Section 7(a)(iii).

(i)            For purposes of this Section 7(a)(i):

“10 Year Brand Fee” means the Initial Base Brand Fee for the first year of this Agreement.   For each subsequent year during the first ten (10) years of the Term of this Agreement, “10 Year Brand Fee” means the sum of (i) the Initial Base Brand Fee plus (ii) an amount equal to (A) the number of Base Outlets minus the Initial Base Outlets times (B) the New Site Brand Fee.

“Annual Recalculation Date” means the date which is sixty days (60) days prior to each anniversary of the Effective Date.

“Base Outlets” means, for the first year of this Agreement, the Initial Base Outlets.  For each subsequent year during the first ten (10) years of the Term of this Agreement, “Base Outlets” shall mean the greater of (i) the Base Outlets (under this definition) for the immediately prior year, and (ii) the Initial Base Outlets plus the cumulative number of Direct Served Outlets added under this Agreement from the Effective Date up to the Annual Recalculation Date, minus the cumulative number of Closed Direct Served Outlets from the Effective Date up to the Annual Recalculation Date.

Example calculation:  **

Thirty (30) days prior to each anniversary of the Effective Date, BFA Holder shall deliver to ExxonMobil a statement showing the adjustment to the Base Outlets as of the Annual Recalculation Date along with supporting documentation.  ExxonMobil shall have the right to review and approve the adjustment to the Base Outlets.  Any dispute between the parties hereto relating to the adjustment shall be resolved in accordance with Section 39 of this Agreement, without regard to the amount in controversy limitation set forth in Section 39(b)(i).

“Closed Direct Served Outlets” means any Direct Served Outlet that has permanently ceased selling Exxon or Mobil-branded motor fuels, excluding Rebranded BFA Holder Outlets.

“Initial Base Brand Fee” means an amount equal to ** times the Initial Total Volume set forth in Exhibit 15 hereto.

“Initial Base Outlets” means 221.

“Initial Total Volume” means the total volume of Product set forth on Exhibit 15 hereto.

“New Site Brand Fee” means an amount equal to $**.

“Rebranded BFA Holder Outlets”  means (i) any former Direct Served Outlet that is supplied motor fuel by BFA Holder for sale under any brand other than Exxon or Mobil (excluding in each case any such outlet that was debranded by ExxonMobil pursuant to Section 2(e)(3) hereof), and (ii) any former Direct Served Outlet sold by BFA Holder to a third party for continued petroleum use that sells motor fuel under any brand other than Exxon or Mobil.

(ii)           Within six (6) months before the end of tenth (10th) year of the Term of this Agreement, ExxonMobil and BFA Holder agree to engage in good faith negotiations regarding an adjustment to the Brand Fee for the final five (5) years of the Term of this Agreement for BFA Holder’s Direct Served Outlets; provided, however, that such obligation shall not require either party to reach definitive agreement on such adjustment.  In the event that the parties are unable to mutually agree on an adjustment to the Brand Fee for BFA Holder’s Direct Served Outlets, each year (whether partial or full) during the final five (5) years of the Term of this Agreement, BFA Holder shall pay to ExxonMobil the Adjusted Brand Fee as described in this Section 7(a)(ii).

For purposes of this Section 7(a)(ii):

“Adjusted Brand Fee” means, for the 11th year of this Agreement, the Recalculated Base Brand Fee.  For each subsequent year during the remainder of the Term of this Agreement, “Adjusted Brand Fee” means the sum of (i) the Recalculated Base Brand Fee plus (ii) an amount equal to (A) the number of Recalculated Base Outlets minus the Initial Recalculated Base Outlets times (B) the New Site Brand Fee.

“Annual Recalculation Date” means the date which is sixty days (60) days prior to each anniversary of the Effective Date.

“Closed Direct Served Outlets” means any Direct Served Outlet that has permanently ceased selling Exxon or Mobil-branded motor fuels, excluding Rebranded BFA Holder Outlets.

“Initial Base Brand Fee” means an amount equal to ** times the Initial Total Volume set forth in Exhibit 15 hereto.

“Initial Total Volume” means the total volume of Product set forth on Exhibit 15 hereto.

“Initial Recalculated Base Outlets” means the total number of Direct Served Outlets existing as of the Recalculation Date.

“New Site Brand Fee” means an amount equal to $**.

“Rebranded BFA Holder Outlets”  means (i) any former Direct Served Outlet that is supplied motor fuel by BFA Holder for sale under any brand other than Exxon or Mobil (excluding in each case any such outlet that was debranded by ExxonMobil pursuant to Section 2(e)(3) hereof), and (ii) any former Direct Served Outlet sold by BFA Holder to a third party for continued petroleum use that sells motor fuel under any brand other than Exxon or Mobil.

“Recalculated Base Brand Fee” means:

(a)   in the event that the Recalculated Total Volume is less than the Initial Total Volume, the Initial Base Brand Fee plus an amount equal to the number of Rebranded BFA Holder Outlets as of the Recalculation Date times the New Site Brand Fee; or

(b)   in the event that the Recalculated Total Volume is greater than the Initial Total Volume, the amount calculated pursuant to Paragraphs (1) through (5) below:

(1)           Divide the total volume of Recalculated Total Volume by the Recalculated Base Outlets, in order to calculate the average gallons of Product sold per Recalculated Base Outlet.  [For example, **]

(2)           Divide the Initial Total Volume by the average gallons of Product sold per Recalculated Base Outlet determined pursuant to Paragraph (1) above, and round the resulting quotient up to the nearest whole number, in order to calculate the number of outlets necessary to sell the Initial Total Volume.  [For example, **]

(3)           Subtract the number of Direct Served Outlets determined pursuant to the calculation in (2) from the number of Initial Recalculated Base Outlets.  [For example, **]

(4)           Multiply the number, if any, of Direct Served Outlets determined pursuant to the calculation in Paragraph (3) by the New Site Brand Fee.  [For example, **]

(5)           Add the product, if any, determined pursuant to Paragraph (4) to the Initial Base Brand Fee [For example, **]

(6)  To the sum resulting from the calculation in Paragraph (5), add the product of the number of Rebranded BFA Holder Outlets as of the Recalculation Date, multiplied by the New Site Brand Fee, and the resulting sum shall be the Recalculated Base Brand Fee.  [For example, **]

“Recalculated Base Outlets” means, for the 11th year of this Agreement, the Initial Recalculated Base Outlets.  For each subsequent year during the remaining Term of this Agreement, “Recalculated Base Outlets” shall mean the greater of (i) the Recalculated Base Outlets (under this definition) for the immediately prior year, and (ii) the Initial Recalculated Base Outlets plus the cumulative number of Direct Served Outlets added under this Agreement from the Recalculation Date up to the  Annual Recalculation Date, minus the cumulative number of Closed Direct Served Outlets from the Recalculation Date up to the Annual Recalculation Date.

Thirty (30) days prior to each anniversary of the Effective Date, BFA Holder shall deliver to ExxonMobil a statement showing the adjustment to the Recalculated Base Outlets as of the Annual Recalculation Date along with supporting documentation.  ExxonMobil shall have the right to review and approve the adjustment to the Recalculated Base Outlets.  Any dispute between the parties hereto relating to the adjustment shall be resolved in accordance with Section 39 of this Agreement, without regard to the amount in controversy limitation set forth in Section 39(b)(i).

“Recalculated Total Volume” means the total volume of Product sold in the aggregate by all Direct Served Outlets for the twelve (12) month period prior to the Recalculation Date.

“Recalculation Date” means the last day of the month in the month that is three months prior to the tenth (10th) anniversary of the Effective Date.

(iii)          If a Direct Served Outlet that sold Products at any time within three (3) years (provided, however, that any sale of Exxon-branded motor fuels prior to June 1, 2011 shall be disregarded) prior to becoming a Direct Served Outlet has been added pursuant to the terms of this Agreement as of any Annual Recalculation Date, then in addition to the 10 Year Brand Fee or Adjusted Brand Fee, as may be applicable, BFA Holder shall pay to ExxonMobil an annual fee in an amount equal to $** for each such Direct Served Outlet during each of the first two (2) full years of the Term during which such site is subject to this Agreement, such amount to be paid in accordance with Section 8 below.  Notwithstanding the foregoing, BFA Holder shall not be required to pay to ExxonMobil such additional fees for any Direct Served Outlet that became a Direct Served Outlet as a result of BFA Holder’s acquisition of a branded wholesaler that previously supplied Products to such Direct Served Outlet, whether by merger or by acquisition of all of the branded wholesaler’s stock or substantially all of its assets.

Thirty (30) days prior to each anniversary of the Effective Date, BFA Holder shall deliver to ExxonMobil a statement showing the adjustment to the number of Direct Served Outlets as of the Annual Recalculation Date.  ExxonMobil shall have the right to review and approve the adjustment to the number of Direct Served Outlets.  Any dispute between the parties hereto relating to the adjustment shall be resolved in accordance with Section 39 of this Agreement, without regard to the amount in controversy limitation set forth in Section 39(b)(i).

(b)           BFA Holder’s Sub-Jobber Business.  With respect to the Sub-Jobber Outlets, the “Brand Fee” during the Term of this Agreement shall equal the amount calculated under Section 7(b)(i).  In addition, BFA Holder shall pay to ExxonMobil the fees described in Section 7(b)(ii) and Section 7(b)(iii).

For purposes of this Section 7(b), “Annual Recalculation Date” means the date which is sixty (60) days prior to each anniversary of the Effective Date.

(i)            During the first full year of the Term of this Agreement, BFA Holder shall pay to ExxonMobil a fee for each Sub-Jobber Outlet added pursuant to the terms of this Agreement upon the addition of such Sub-Jobber Outlet equal to $** times the number of months (including any partial month) remaining in the first full year of the Term, divided by  twelve (12).  During the remaining fourteen (14) years of the Term of this Agreement, BFA Holder shall pay to ExxonMobil an annual fee on each anniversary of the Effective Date in an amount equal to $** times the number of Sub-Jobber Outlets existing as of the immediately preceding Annual Recalculation Date.

(ii)           If a Sub-Jobber Outlet has been added pursuant to the terms of this Agreement as of any Annual Recalculation Date that resulted from the assignment by ExxonMobil to BFA Holder of an existing branded wholesaler agreement, then in addition to the Brand Fee calculated pursuant to Section 7(b)(i), BFA Holder shall pay to ExxonMobil on each anniversary of the Effective Date a one-time fee in amount equal to $** for each such Sub-Jobber Outlet added as of the immediately preceding Annual Recalculation Date.

(iii)          If a Sub-Jobber Outlet that sold Products at any time within three (3) years (provided, however, that any sale of Exxon-branded motor fuels prior to June 1, 2011 shall be disregarded) prior to becoming a Sub-Jobber Outlet has been added pursuant to the terms of this Agreement as of any Annual Recalculation Date, then in addition to the Brand Fee calculated pursuant to Section 7(b)(i), BFA Holder shall pay to ExxonMobil an additional annual fee in an amount equal to $** for each such Sub-Jobber Outlet during each of the first two (2) full years of the Term during which such site is subject to this Agreement, such amount to be paid in accordance with Section 8 below.  Notwithstanding the foregoing, BFA Holder shall not be required to pay to ExxonMobil such additional fees for any Sub-Jobber Outlet that (a) was assigned to BFA Holder by ExxonMobil, if the fee payable pursuant to Section 7(b)(ii) has already been paid to ExxonMobil or (b) became a Sub-Jobber Outlet as a result of BFA Holder’s acquisition of a branded wholesaler that indirectly supplied Products to such Sub-Jobber Outlet, whether by merger or by acquisition of all of the branded wholesaler’s stock or substantially all of its assets.

Thirty (30) days prior to each anniversary of the Effective Date, BFA Holder shall deliver to ExxonMobil a statement showing the adjustment to the number of Sub-Jobber Outlets as of the Annual Recalculation Date along with supporting documentation.  ExxonMobil shall have the right to review and approve the adjustment to the number of Sub-Jobber Outlets.  Any dispute between the parties hereto relating to the adjustment shall be resolved in accordance with Section 39 of this Agreement, without regard to the amount in controversy limitation set forth in Section 39(b)(i).

(c)           On or before February 15 of each year, BFA Holder will provide ExxonMobil an annual summary that details the volume of Product sold by each BFA Holder Branded Outlet for the immediately preceding calendar year.  The form, content, and supporting documentation shall be as specified by ExxonMobil from time to time.  ExxonMobil, in its sole discretion, shall have the right to audit BFA Holder’s records (as well as any applicable Franchisee Dealer records) at any time for the purpose of verifying Product volume.  BFA Holder agrees to fully cooperate, and to cause each Franchise Dealer to fully cooperate, with any audit request.

8.                                      PAYMENT AND CREDIT.

(a)                                  Unless ExxonMobil notifies BFA Holder otherwise, BFA Holder will pay ExxonMobil in United States dollars for any fee by electronic funds transfer at the time ExxonMobil designates and BFA Holder will execute the agreement attached as Exhibit 6.  Each monthly brand fee payment described in Section 7 above shall be paid to ExxonMobil in advance.  The first such payment shall be made on the Effective Date and shall be prorated to reflect the number of days remaining in the month during which the Effective Date occurs.  Payments of brand fees relating to each subsequent month during the Term shall be made on the 15th day of each month immediately preceding the month to which such brand fee applies (for example, brand fees for March 2010 operations shall be paid by BFA Holder to ExxonMobil no later than February 15, 2010).  In the event any payment date is not a Business Day, then the payment shall be made on the prior Business Day.  In addition, on the Effective Date, BFA Holder shall pay to ExxonMobil for each BFA Holder Branded Outlet that is participating (or has participated) in the BIP (as defined in Section 19(d)(1)) an amount equal to the lesser of (i) the total amount of financial assistance that ExxonMobil has paid under the BIP (whether through a direct payment, set-off, credit or other indirect payment) with respect to such retail outlet times (the number of days remaining in the branding obligation with respect to such retail outlet divided by the total number of days of the branding obligation with respect to such retail outlet) and (ii) the compensatory dollar amount collectable as of the Effective Date with respect to such retail outlet in the event of a default under the BIP.  Notwithstanding the foregoing, BFA Holder agrees that ExxonMobil has the ongoing right to periodically give BFA Holder notice of a different method, time, or place of payment.

(b)                                 In the event ExxonMobil does not receive payment on or before the due date, ExxonMobil may impose, and BFA Holder will pay, a late payment charge for each day that passes between the due date and the date ExxonMobil receives payment. This late payment charge will be in addition to ExxonMobil’s other remedies, and will not exceed the lesser of: (A) the maximum allowed by law, or (B) a fixed rate that may vary from state to state in ExxonMobil’s sole discretion, but that will not be less than eighteen percent (18%) per annum prorated over the period that credit is outstanding; and

(c)                                  ExxonMobil has the right, but not the obligation, to offset any amounts owed by BFA Holder or any of its Affiliates to ExxonMobil or any of its Affiliates against any amounts owed by ExxonMobil or any of its Affiliates to BFA Holder or any of its Affiliates, whether arising from charges under this Agreement, or arising under any other agreement or business transaction between the BFA Holder or any of its Affiliates and ExxonMobil and/or any of its Affiliates.

(d)                                 If requested by ExxonMobil, BFA Holder shall provide to ExxonMobil and maintain security in an amount not to exceed three (3) months of the Brand Fees calculated pursuant to Section 7 and in such forms, in either case as ExxonMobil may specify in its sole discretion (“Security”), including without limitation a letter of credit, cash deposit, or assignment, mortgage or pledge of cash, savings accounts or real estate or other collateral which is acceptable to ExxonMobil.  ExxonMobil may use, without prior notice or demand, any or all of the Security to set off or satisfy all or any part of any indebtedness or obligation of BFA Holder to ExxonMobil or its Affiliates whether arising under this Agreement, any other agreement or from any other business transaction between the parties.  If ExxonMobil uses any Security to satisfy all or any part of any such indebtedness or obligation, BFA Holder shall immediately provide ExxonMobil with additional security, as directed by ExxonMobil, to replace the Security used by ExxonMobil.  Following non-renewal or termination of this Agreement and the Franchise Relationship, ExxonMobil shall return to BFA Holder, in accordance with ExxonMobil’s procedures then in effect, any remaining portion of the Security not required to satisfy all or any part of any indebtedness or other obligation of BFA Holder to ExxonMobil or its Affiliates howsoever arising.  At ExxonMobil’s request at any time during the Term, BFA Holder shall execute and deliver to ExxonMobil a security agreement, financing statement, mortgage, deed of trust or other documentation as ExxonMobil may specify in such form and with such terms as ExxonMobil may specify, to establish or perfect ExxonMobil’s security interest in the Security.

9.                                      CARD ADMINISTRATION.

(a)                                  ExxonMobil may issue branded credit cards (“ExxonMobil Cards”) and process and pay for ExxonMobil Card sales tickets submitted to ExxonMobil in accordance with the terms of the applicable card guide. ExxonMobil may authorize third party issuers (“Third Party Issuer(s)”) to issue ExxonMobil Cards and other cards and process and pay BFA Holder for ExxonMobil Cards and other card sales tickets submitted to Third Party Issuer(s) in accordance with the terms of an applicable card guide or agreement. ExxonMobil has the right, but not the obligation, to change at any time its methods or terms of issuing, or authorizing the issuance of, ExxonMobil Cards and other cards and its methods or terms of processing and paying, or authorizing the processing and payment of, ExxonMobil Cards and other card sales tickets. Nothing in this Agreement obligates ExxonMobil or Third Party Issuer(s) to issue ExxonMobil Cards and other cards or to process for payment ExxonMobil Cards and other card sales tickets.

(b)                                 BFA Holder agrees to be bound by and comply with all terms and conditions of any card guide or agreement under which ExxonMobil or Third Party Issuer(s) agrees to process and pay for ExxonMobil Cards and other card sales tickets.  The terms of such card guide or agreement may be amended and/or supplemented at any time by ExxonMobil or Third Party Issuer(s).

(c)                                  If Third Party Issuer(s) agrees to pay BFA Holder for ExxonMobil Card or other card sales tickets submitted for payment in accordance with the terms of the applicable card guide or agreement, BFA Holder will look solely to Third Party Issuer(s) and not to ExxonMobil for such payment.  Should ExxonMobil elect to (or otherwise) pay all or any portion of any card sales ticket charged back by Third Party Issuer(s) to BFA Holder, upon demand from ExxonMobil, BFA Holder shall immediately reimburse ExxonMobil for any such payments made by ExxonMobil.

(d)                                 ExxonMobil has the right, but not the obligation, to offset any amounts owed by ExxonMobil or any of its Affiliates to BFA Holder or any of its Affiliates against any amounts owed by BFA Holder or any of its Affiliates to ExxonMobil or any of its Affiliates, whether arising under this Agreement, any other agreement or from any other business transaction between the parties or any of their Affiliates. ExxonMobil has the right, but not the obligation, to instruct a Third Party Issuer(s) to pay ExxonMobil rather than BFA Holder for ExxonMobil Card and other card sales tickets submitted by BFA Holder to Third Party Issuer(s), to apply against the payment of any amounts owed by BFA Holder to ExxonMobil whether arising under this Agreement, any other agreement or from any other business transaction between the parties.

(e)                                  If BFA Holder requests ExxonMobil or Third Party Issuer(s) to accept assignment of credit or debit card tickets from and make return payment directly to any Franchise Dealers, and ExxonMobil or Third Party Issuer(s) agrees, in its sole discretion, to accept such assignments, BFA Holder agrees that such assignments shall be treated for all purposes as if assigned directly by BFA Holder, charge-backs of reassigned credit or debit sales tickets received from such Franchise Dealers shall be the responsibility of BFA Holder, and that such charge-backs may be deducted from sums owed by ExxonMobil or Third Party Issuer(s) to BFA Holder.

(f)                                    If BFA Holder or a Franchised Dealer accepts credit or debit cards in payment for any sales of any goods or services, then BFA Holder shall comply with and shall require all such Franchised Dealers to comply with all industry standard card security procedures, specifically including but not limited to (i) the Payment Card Industry Data Security Standards (PCI), (ii) the security standards and requirements imposed on merchants by the VISA Operating Rules, (iii) the security standards and requirements imposed on merchants by the MasterCard Operating Rules, (iv) the security standards and requirements imposed on merchants by American Express Travel Related Services Company, Inc., and its parents, subsidiaries and affiliates, and (v) the security standards and requirements imposed on merchants by DFS Services LLC and its parents, subsidiaries and affiliates. The foregoing duty is in addition to any duties that BFA Holder may have under an applicable card guide or agreement pursuant to subsection (a) above. In addition to all other duties to indemnify, BFA Holder will indemnify, defend, and hold harmless ExxonMobil from and against all causes of action, costs, expenses, fees, assessments, reimbursements, fines, penalties and/or losses of whatsoever nature and howsoever arising that result directly or indirectly from BFA Holder’s failure or alleged failure to comply with the requirements of this subsection.

10.                               TAXES.

ExxonMobil is not responsible for payment of any taxes, fees or other charges, whether or not of the same class or kind as those listed below, whenever imposed or assessed, that any federal, state, county or local laws, statutes, ordinances, codes, regulations, rules, orders, or permits (now in effect or hereafter amended or enacted) directly or indirectly require to be collected or paid related in any manner to the Base Product or additives that BFA Holder acquires.  These charges include, without limitation (a) duty taxes; (b) sales taxes; (c) excise taxes; (d) taxes on or measured by income, and (e) taxes on or measured by gross receipts.

11.                               FAILURE TO PERFORM.

(a)                                  Any delays in or failure of performance of either party hereto shall not constitute default hereunder or give rise to any claims for damages if and to the extent that such delay or failure is caused by occurrences beyond the control of the party affected, including, but not limited to, acts of God or the public enemy; expropriation or confiscation of facilities; compliance with any order or request of any governmental authority; acts of war, terrorism, rebellion or sabotage or damage resulting therefrom; embargoes or other import or export restrictions; fires, floods, explosions, accidents, or breakdowns; riots; strikes or other concerted acts of workers, whether direct or indirect; inability to obtain necessary industrial supplies, energy, or equipment; or any other causes whether or not of the same class or kind as those specifically above named which are not within the control of the party affected and which, by the exercise of reasonable diligence, said party is unable to prevent or provide against; provided that such causes shall exclude specifically changes in the national or world economy or financial markets or changes in general economic conditions or the economic conditions of the party failing to perform.  A party whose performance is affected by any of the causes set forth in the preceding sentence shall give prompt written notice thereof to the other party.  Neither party hereto shall be obligated to settle strikes, differences with workmen or government claims by acceding to any demands when in the discretion of the party whose performance is interfered with, it would be inadvisable to accede to such demands.

(b)                                 Nothing in this Section shall excuse BFA Holder from making payment when due for all charges under this Agreement.

(c)                                  ExxonMobil shall be under no obligation to furnish additives hereunder at any time. BFA Holder accepts full responsibility for all death or injury to any person or loss or damage to any property in any way resulting from BFA Holder’s failure to provide premises and/or equipment, (including without limitation tanks and transportation equipment), safe and fit for the storage or handling of motor fuel products containing such additives, whether such failure is known or unknown to ExxonMobil or ExxonMobil’s representative, and BFA Holder indemnifies and holds ExxonMobil and any of its Affiliates harmless with respect to any such death, injury, loss and/or any cause of action arising therefrom.

12.                               NEW OR CHANGED REGULATIONS.

The parties are entering into this Agreement in reliance on the federal, state, county and local laws, statutes, ordinances, codes, regulations, rules, orders, permits and arrangements with governments or governmental instrumentalities (hereinafter called “Regulations”) in effect on the date of execution of this Agreement by ExxonMobil affecting the distribution of Product, provided for under this Agreement insofar as said Regulations affect BFA Holder, ExxonMobil or ExxonMobil’s Affiliates or suppliers. If the effect of any change in any Regulation or of any new Regulation (a) is not covered by any other provision of this Agreement, and (b) in the affected party’s judgment, either (1) has an adverse effect upon the party (or if ExxonMobil, upon ExxonMobil’s Affiliates or suppliers) or (2) increases the risk to the affected party of performance under this Agreement, the affected party may request re-negotiation of the terms of this Agreement. Such right to request re-negotiation or, upon failure to agree, to terminate, shall without limitation also be available to ExxonMobil if Regulations:

(a)                                  Regulate the brand fee provided for in this Agreement; and/or

(b)                                 Affect ExxonMobil’s liability.

ExxonMobil has the right, at its discretion, to terminate this Agreement on written notice, effective ninety (90) days after a request for re-negotiation, if the re-negotiation is not satisfactorily completed.

13.                               MARKET DEVELOPMENT AND REPRESENTATION.

(a)                                  A primary business purpose of ExxonMobil is to optimize effective and efficient distribution and representation of Products through planned market and image development. In furtherance of this business purpose, BFA Holder and ExxonMobil agree as follows:

(1)                                  While it is not a requirement of this Agreement, ExxonMobil believes that it is important for BFA Holder to have, and periodically update, a market development plan. The plan should provide for the selection and acquisition, or otherwise securing by BFA Holder for the purposes of branding under this Agreement, of “strategic sites” (as defined from time to time by ExxonMobil) as BFA Holder Branded Outlets, and should provide for the development of optimal facilities, effective operating practices, and the necessary financial and management resources necessary to comply with all provisions of this Agreement.

(2)                                  Unless pursuant to specific prior written authorization from ExxonMobil, BFA Holder shall not, directly or indirectly, sell or supply, or cause to be sold or supplied, Products to any person or entity then currently having a PMPA Franchise Agreement directly with ExxonMobil or any of its Affiliates, which Franchise Agreement pertains to a specific retail outlet(s). The reference to “entity” in the preceding sentence shall be deemed to include any other entity owned or controlled by the person or entity having the aforementioned PMPA Franchise Agreement directly with ExxonMobil or any of its Affiliates.  An example of an entity having a PMPA Franchise Agreement pertaining to a specific retail outlet is a “direct served dealer”.

(3)                                  Unless pursuant to specific prior written authorization from ExxonMobil, BFA Holder shall not, directly or indirectly, sell or supply, or cause to be sold or supplied, any Products to any retail outlet(s) other than BFA Holder Branded Outlets.

(b)                                 BFA Holder shall cause all BFA Holder Branded Outlets to meet the following minimum facility/product/service requirements (unless such compliance will result in the BFA Holder or Franchise Dealer, as the case may be, being in breach of any federal, state, county or local laws, statutes, ordinances, codes, regulations, rules, orders, or permits) or BFA Holder shall lose the right to use or display Proprietary Marks or to grant to its Franchise Dealers the right to use or display Proprietary Marks at any BFA Holder Branded Outlet(s) failing to meet these requirements:

(1)                                  Paved driveways with safe and good ingress and egress; and

(2)                                  Permanent building which is structurally sound and complies with all fire, building and zoning codes and ordinances; and

(3)                                  Clean premises free of debris, trash, and fire hazards; and

(4)                                  Modern restrooms for men and women available to the general public; and

(5)                                  Offer, at the Operated Mobil Branded Outlets and the Franchised Mobil Branded Outlets, all grades of Mobil-branded motor gasoline that may be in the Mobil product slate, and, at the Operated Exxon Branded Outlets and the Franchised Exxon Branded Outlets, all grades of Exxon-branded motor gasoline that may be in the Exxon product slate, each such slate as may be set by ExxonMobil and its Affiliates from time to time (consisting of three (3) grades each for the Mobil product slate and the Exxon product slate as of the Effective Date); and

(6)                                  Posting, at all times, of actual motor fuel prices, in numerals, in price sign systems (approved by ExxonMobil in its sole discretion) located on the premises of the BFA Holder Branded Outlet(s); and

(7)                                  Compliance, as to each site, no later than the earlier of (A) the completion of any Demolish and Rebuild or other site improvement work reasonably expected to require an investment by BFA Holder or any Franchise Dealer of $100,000 or more and (B) the fifth anniversary of the Effective Date, with all applicable standards as described in Exhibit 7 (“Facility Requirements”), which is incorporated herein and made a part of this Agreement.

14.                               SERVICES BY EXXONMOBIL.

(a)                                  ExxonMobil may at its sole discretion, from time to time, make available to BFA Holder, or assist BFA Holder in obtaining, the following:

(1)                                  Standard plans, specifications, equipment, decor and signs identified with Exxon or Mobil-branded, as the case may be, retail outlets as ExxonMobil makes available to Traditional Wholesalers from time to time; and

(2)                                  Guidelines and materials to assist BFA Holder in providing its employees, contractors and Franchise Dealers and their employees and contractors franchise-management training as ExxonMobil makes available to Traditional Wholesalers from time to time; and

(3)                                  Periodic individual or group advice, consultation, data and other services as ExxonMobil may deem necessary or appropriate.

(b)                                 At any time or from time to time, ExxonMobil may add, discontinue or change any of the services under Section 14(a) and may impose conditions or criteria for the availability to BFA Holder of any of such services.  ExxonMobil may have all or a portion of any services provided by persons designated by ExxonMobil.  From time to time, ExxonMobil may charge BFA Holder fees, or require BFA Holder to pay fees to ExxonMobil’s third party designee(s) in consideration for providing the services set out in Section 14(a).

15.                               PROMOTION OF PRODUCTS.

(a)                                  BFA Holder agrees to diligently promote and cause its Franchise Dealers to diligently promote the sale of Products, including through advertisements, all in accordance with the terms of this Agreement.  BFA Holder hereby acknowledges and agrees that, notwithstanding anything set forth herein to the contrary, to insure the integrity of ExxonMobil trademarks, products and reputation, ExxonMobil shall have the authority to review and approve, in its sole discretion, all forms of advertising and sales promotions that will use media vehicles for the promotion and sale of any product, merchandise or services, in each case that (i) uses or incorporates any Proprietary Mark or (ii) relates to any Business operated at a BFA Holder Branded Outlet.  Furthermore, for any significant advertising campaign, sponsorship and/or promotion, BFA Holder shall submit in advance to ExxonMobil or its designee, for its written approval, all materials prepared by or for BFA Holder.  These materials may include, but are not limited to, any media (including TV, radio, internet or print), professional or collegiate sports affiliations, and cultural or civic sponsorships that would have regional or national reach and are associated with any ExxonMobil brand, whether directly or indirectly.  Approval will be granted (or not) within ten (10) business days from ExxonMobil’s receipt of a request from BFA Holder.  If no written approval is received from ExxonMobil within the applicable ten-business-day period, then the request shall be deemed denied.  BFA Holder shall expressly require all Franchise Dealers to (a) agree to such review and control by ExxonMobil and (b) comply with the notice requirements set forth in this Section.  BFA Holder shall be responsible for compliance (both by BFA Holder and by its Franchise

Dealers) with any and all applicable federal, state, county or local advertising laws, statutes, ordinances, codes, regulations, rules, orders, or permits.

(b)                                 In promoting the Products and developing markets under this Agreement (including in the use of business cards and business stationary), (i) BFA Holder, in its role as branded wholesaler, shall identify itself appropriately as an “Exxon-authorized branded wholesaler” or a “Mobil-authorized branded wholesaler,” as the case may be, and only as such and (ii) BFA Holder, in its role as dealer, and each Franchise Dealer shall identify itself as an “Exxon-authorized dealer” or a “Mobil-authorized dealer,” as the case may be, and only as such.

16.                               CUSTOMER SERVICE AND COMPLAINTS.

(a)                                  While using any Proprietary Marks, BFA Holder agrees:

(1)                                  To render appropriate, prompt, efficient, and courteous service at each Operated Branded Outlet to BFA Holder’s customers, to respond expeditiously to all complaints of such customers, making fair adjustment when appropriate, and otherwise conduct BFA Holder’s business in a fair and ethical manner and maintain the Operated Branded Outlets in a manner which will foster customer acceptance of and desire for the Products sold hereunder; and

(2)                                  To provide sufficiently qualified and neatly dressed personnel in ExxonMobil approved uniforms (e.g., standard ExxonMobil uniform or BFA Holder proprietary C-Store brand uniform) at all Operated Branded Outlets as appropriate to render first class service to customers; and

(3)                                  To keep restrooms clean, orderly, sanitary and adequately furnished with restroom supplies; and

(4)                                  To assist in maintaining a high level of customer acceptance of Proprietary Marks by keeping the Operated Branded Outlets’ premises open for dispensing of the Products during such hours each day and days a week as are reasonable considering customer convenience, competitive conditions and economic consequences to BFA Holder.

(b)                                 BFA Holder also agrees that, as to any of its Franchise Dealers, BFA Holder will include in its arrangements with such Franchise Dealers the undertakings provided in this Section in respect of each Franchised Branded Outlet and will undertake the enforcement thereof. BFA Holder further agrees that ExxonMobil may revoke the right of BFA Holder to display Proprietary Marks at any Operated Branded Outlet(s), or to permit the display of Proprietary Marks at any Franchised Branded Outlet(s) which, after notice by ExxonMobil to BFA Holder to cure, continues to be in violation of this Section.

17.                               TRAINING.

During the Term, the BFA Holder, if an individual, or its designated Key Person (or a designee of such Key Person acceptable to ExxonMobil), shall attend and satisfactorily complete an initial franchise-management training program as may be designated by ExxonMobil.  BFA Holder shall pay all expenses incurred, directly or indirectly, by BFA Holder in connection with attendance and participation in said training program, including, without limitation, costs and expenses of transportation, lodging, meals, wages and employee benefits. BFA Holder shall also pay to ExxonMobil, or any ExxonMobil designee, reasonable fees or charges that ExxonMobil, or such designee, may impose from time to time and relating to such training program.

18.                               TECHNOLOGY AND COMMUNICATIONS.

BFA Holder acknowledges that the use of current technology and communications systems in the operation of the Businesses is of critical importance. BFA Holder further acknowledges that technology and communications systems are expected to change over time requiring periodic addition, replacement, or updating of equipment or systems used in the Businesses.

19.                               EXISTING FRANCHISE DEALER AGREEMENTS; NEW BFA HOLDER BRANDED OUTLETS.

(a)                                  BFA Holder shall enter into a written agreement with each Franchise Dealer. The agreement must:

(1)                                  Be consistent with this Agreement; and

(2)                                  Require the Franchise Dealer’s commitment to the Core Values; and

(3)                                  Impose on each Franchise Dealer the requirements and obligations as specified in this Agreement, including without limitation, complying with the minimum image requirements, complying with the insurance requirements, and allowing entry to its respective Franchised Branded Outlet(s) for the purposes specified in this Agreement.

(b)                                 If on the Effective Date a Franchised Branded Outlet is covered by an existing agreement between the Franchise Dealer and BFA Holder that does not conform to Section 19(a) BFA Holder shall, in respect to that Franchise Dealer:

(1)                                  Require compliance with the provisions of this Agreement to the full extent allowed by the existing agreement during its term; and

(2)                                  Use best efforts to have that Franchise Dealer enter into an agreement in compliance with Section 19(a) as soon as reasonably possible; and

(3)                                  In any event, upon the expiration or other termination of any such existing agreement, enter into a new agreement with that Franchise Dealer only in accordance with Section 19(a).

(c)                                  BFA Holder shall cause each BFA Holder Branded Outlet to be operated in strict compliance with this Agreement upon the following timing:

(1)                                  For all BFA Holder Branded Outlets previously approved by ExxonMobil, or any of its Affiliates, under a previous PMPA Franchise Agreement, within a reasonable time not to exceed ninety (90) days from the Effective Date unless:

(i)                                     A written policy of ExxonMobil from time to time provides for an additional compliance period; or

(ii)                                  Section 19(c)(3) applies.

(2)                                  For all BFA Holder Branded Outlets approved by ExxonMobil under Section 2(e) on or after the Effective Date, a reasonable period, not to exceed ninety (90) days from the date of ExxonMobil’s approval of that retail outlet; and

(3)                                  For all Franchised Branded Outlets covered by existing non-conforming agreements under Section 19(b), a reasonable period of time, not to exceed ninety (90) days, from the date of the expiration or other termination of that agreement.

(d)

(1)                                  BFA Holder acknowledges and agrees that ExxonMobil shall be entitled, in its sole discretion, to assign to BFA Holder existing branded wholesaler agreements between ExxonMobil and its branded wholesalers.  In the event that ExxonMobil elects to assign an existing branded wholesaler agreement to BFA Holder, BFA Holder shall assume and accept all of ExxonMobil’s rights and obligations under any such branded wholesaler agreement arising after the assignment thereof to BFA Holder and all retail outlets subject to the branded wholesaler agreement shall thereafter become Sub-Jobber Outlets subject to the terms and conditions of this Agreement.  BFA Holder acknowledges and agrees that certain retail outlets subject to branded wholesaler agreements with ExxonMobil that may be assigned to BFA Holder are participants in one or more of ExxonMobil’s imaging incentive programs, which includes, but is not limited to: Brand Incentive Program, Modernization Assistance Program, Image Enhancement Program, Brand Growth Program, and the Image Program of Mobil Oil Corporation (all hereby known as the “BIP”), and that Purchaser shall assume all of ExxonMobil’s obligations with respect to the BIP at any such retail outlet that participates in the BIP as of the date of assignment of the branded wholesaler agreement from ExxonMobil to BFA Holder.  In addition, subject to Section 19(d)(2) below, for each retail outlet subject to a branded wholesaler agreement that ExxonMobil assigns to BFA Holder that is participating in the BIP, BFA Holder shall pay to ExxonMobil on the date of, and immediately prior to, the assignment an amount equal to **.

(2)                                  In the event that ExxonMobil elects to assign an existing branded wholesaler agreement to BFA Holder and the average annual throughput volume for all of the retail sites subject to that branded wholesaler agreement are less than 600,000 gallons on a trailing twelve month basis, then ExxonMobil and BFA Holder shall discuss and come to mutually agreeable terms on the amount for which BFA Holder shall be required to pay ExxonMobil with respect to financial assistance that ExxonMobil has paid under the BIP.

20.                               INSURANCE REQUIREMENTS.

(a)                                  During the Term, in addition to any other insurance or surety bonding required by applicable federal, state, county or local laws, statutes, ordinances, codes, regulations, rules, orders, or permits, BFA Holder will carry and maintain in full force and effect, with companies satisfactory to ExxonMobil, solely at BFA Holder’s expense, and in a form satisfactory to ExxonMobil:

(1)                                  Comprehensive/Commercial General Liability insurance including, but not limited to, coverage for the sale of motor fuel products and lubricants (including the Products), operation of the Businesses, retail motor fuel stores and the premises at each Operated Branded Outlet, garage liability (if applicable) completed operations and contractual liabilities, with minimum policy limits of two million dollars ($2,000,000) providing coverage for injury, death or property damage resulting from each occurrence. In the event BFA Holder has alcoholic beverages for sale at any Operated Branded Outlet, the insurance policy will be endorsed to include coverage with minimum policy limits of one million dollars ($1,000,000) for liabilities arising out of the dispensing or selling of alcoholic beverages including, without limitation, any liabilities imposed by a dram shop or alcoholic beverage control act.

(2)                                  Business Auto Liability insurance coverage for operation of vehicles hired, owned or non-owned with minimum policy limits of two million dollars ($2,000,000), including the MCS-90 endorsement or other acceptable evidence of financial responsibility as required by the Motor Carrier Act of 1980 and the Pollution Liability Broadened Coverage endorsement, providing coverage for injury, death or property damage resulting from each occurrence. Business Auto coverage with appropriate endorsements is required if any motor vehicles, including, without limitation, fuel delivery vehicles and tow vehicles, are used in the operation of any of the Businesses.

(3)                                  Garagekeepers Legal Liability insurance (if any of the Operated Branded Outlets include service bays) including but not limited to, coverage for fire, theft, riot, vandalism and collision with limits of at least fifty thousand dollars ($50,000) for each occurrence.

(4)                                  Workers Compensation and Employers Liability insurance for all BFA Holder’s employees engaged in performing services or similar social insurance, where required by federal, state, county or local laws, statutes, ordinances, codes, regulations, rules, orders, or permits which may be applicable to BFA Holder’s employees with a waiver of subrogation and/or contribution against ExxonMobil where such waiver is permitted by federal, state, county or local laws, statutes, ordinances, codes, regulations, rules, orders, or permits.

(5)                                  Environmental impairment insurance coverage with policy limits of at least one million dollars ($1,000,000) on a continuous and uninterrupted basis insuring BFA Holder for environmental legal liabilities arising out of, but not limited to, the sale of motor fuel products and lubricants, ownership and operation of the Businesses, retail motor fuel stores and the premises at each Operated Branded Outlet.

(b)                                 BFA Holder may meet its obligations under this Agreement for environmental impairment insurance coverage for underground storage tanks under Section 20(a)(5) by participation in an Environmental Protection Agency (“EPA”) approved state financial assurance fund or other EPA-approved method to demonstrate financial responsibility or by satisfying any of the other financial assurance test requirements of the EPA’s Financial Responsibility Regulations (40 CFR Part 280).  Upon request by ExxonMobil, BFA Holder shall promptly furnish ExxonMobil with documentation satisfactory to ExxonMobil evidencing:

(1)                                  BFA Holder’s participation in a state approved financial assurance fund or other EPA-approved method to demonstrate financial responsibility; or

(2)                                  Compliance with the EPA’s financial assurance test requirements.

If at any time BFA Holder ceases participating in an approved state financial assurance fund or other EPA-approved method to demonstrate financial responsibility or stops meeting the EPA’s financial assurance test requirements, as the case may be, BFA Holder promptly shall obtain the insurance required under Section 20(a)(5) and provide ExxonMobil with evidence of insurance in accordance with Section 20(a)(5).  The term “underground storage tank” includes all piping, lines and accessories connected to or made a part of a petroleum underground storage tank.

(c)                                  ExxonMobil may from time to time require BFA Holder, and/or cause BFA Holder to require any of its Franchise Dealers, to carry additional types and amounts of insurance coverage, including modifications to existing insurance under this Section, as ExxonMobil considers reasonable in the circumstances.

(d)                                 Each policy of insurance described in this Section 20 shall name ExxonMobil Oil Corporation as additional insured (except Workers Compensation and Employers Liability) and shall be primary as to all other policies that may provide coverage.  BFA Holder shall pay, and shall cause its Franchise Dealers to pay, all premiums and assessments charged for the insurance policy or policies when due.

(e)                                  BFA Holder shall comply, and cause its Franchise Dealers to comply, with all policy terms and conditions and the directions of the insurance carrier, its ratings bureau and the National Fire Protection Association.  BFA Holder, or its Franchise Dealer(s) as the case may be, shall bear all claims, losses or damages that are not recoverable from BFA Holder’s, or the Franchise Dealer’s, as the case may be, insurers due to the application of a deductible clause or to BFA Holder’s, or the Franchise Dealer’s, failure to observe the terms and conditions of the insurance coverage.  BFA Holder shall indemnify and defend ExxonMobil for all these unrecoverable claims, losses or damages, including without limitation any arising from Franchise Dealers.  Without limiting the general requirements of this Section 20, ExxonMobil may reject any policies which contain deductibility clauses, conditions or exclusions, or that are underwritten by insurance companies, that are unacceptable in ExxonMobil’s reasonable determination.  Upon rejection of a policy, BFA Holder promptly shall procure, and cause its Franchise Dealer(s) to promptly procure, a policy with provisions and by an underwriter reasonably acceptable to ExxonMobil.  ExxonMobil’s receipt or acceptance of any policy or evidence of insurance is not a waiver by ExxonMobil of any requirement under this Section 20 or of its right to reject the policy as unacceptable and does not affect BFA Holder’s, or its Franchise Dealer’s as the case may be, liability for claims, losses or damages that are or would have been covered by BFA Holder’s, or such Franchise Dealer’s, full compliance with this Section 20.

(f)                                    During the Term, each insurance policy and certificate of insurance of BFA Holder must specify the insurance will not be terminated, canceled or materially changed without ten (10) days’ prior written notice to ExxonMobil.  If a policy or policies is/are terminated, canceled or materially changed, BFA Holder shall promptly, prior to the termination, cancellation or change of that policy, procure a new or substitute policy containing at least the same coverage as the previous policy.  The new policy must begin coverage prior to the expiration of the previous policy or prior to the effective date of the material change, as applicable.  BFA Holder shall cause all of its Franchise Dealers to comply with this Section 20(f) with respect to each insurance policy and certificate of insurance.

(g)                                 Prior to the Effective Date, and at any time upon request by ExxonMobil, BFA Holder shall furnish to ExxonMobil, or its representative, certificates of insurance, specifying the types and amounts of coverage in effect, expiration dates, confirmation that each policy complies with the requirements of this Section (or the relevant section of BFA Holder’s franchise agreement with the Franchise Dealer as the case may be), and specifying that no insurance shall be terminated, canceled or materially changed during the Term without ten (10) days’ prior written notice to ExxonMobil.  Upon request by ExxonMobil, BFA Holder shall furnish to ExxonMobil or its representatives copies of the required insurance policies.

(h)                                 Nothing in this Section 20 in any way limits or waives BFA Holder’s legal or contractual responsibilities to ExxonMobil or others.

(i)                                     BFA Holder shall cause its Franchise Dealers, with respect to operations at Franchised Branded Outlets, to carry insurance of the types and in the amounts, as are necessary and customary for the operation of such Franchised Branded Outlets.

(j)                                     Without limiting any other remedy available to ExxonMobil, including termination or non-renewal of this Agreement and the Franchise Relationship, ExxonMobil may debrand any BFA Holder Branded Outlet(s) that fails to comply with the provisions of this Section 20.

(k)                                  If BFA Holder, for any reason, fails to procure and maintain required insurance satisfactory to ExxonMobil, ExxonMobil may, at ExxonMobil’s election and upon notice to BFA Holder, immediately procure the required insurance.  Upon ExxonMobil’s request, BFA Holder promptly shall furnish ExxonMobil with all information relating to BFA Holder or the Businesses requested by ExxonMobil in connection with the procurement of any required insurance.  Upon written demand, BFA Holder shall immediately reimburse ExxonMobil for the costs of procuring the insurance.  ExxonMobil’s right to procure insurance under this Section 20 may not be construed as an obligation by ExxonMobil to procure any insurance and does not preclude ExxonMobil from exercising other rights or remedies it may have under this Agreement including debranding of the BFA Holder Branded Outlet(s) in question and termination or non-renewal of this Agreement and the Franchise Relationship.  ExxonMobil’s election not to procure any insurance under this Section 20 may not be construed as:

(1)                                  A waiver of BFA Holder’s obligations under Sections 20 and 21; or

(2)                                  Limiting ExxonMobil’s right to exercise any other right or remedy, including debranding of the BFA Holder Branded Outlet(s) in question and termination or non-renewal of this Agreement and the Franchise Relationship.

(l)                                     ExxonMobil is entitled to the full coverage of any insurance procured by BFA Holder, its Franchise Dealers or ExxonMobil under this Section 20 but in no event less than the minimum coverage required by Section 20(a).  The minimum limits specified in Section 20(a) do not limit or affect ExxonMobil’s right to full insurance coverage or ExxonMobil’s rights under Section 21.  If BFA Holder does not own or lease transport to carry the Products, BFA Holder shall cause any person engaged by BFA Holder to carry the Products at all times to maintain insurance at levels required by the Hazardous Materials Transportation Act.

(m)                               The insurance coverages specified in this Agreement are required to the extent they are reasonably available as determined solely by ExxonMobil.

21.                               INDEMNIFICATION.

(a)                                  BFA Holder assumes the risk of and sole responsibility for maintaining and operating, all real property, fixtures, tanks, equipment, and personal property used in connection with, or in any way related to, its operations, conduct or business or the operations, conduct or business of its Franchise Dealers, in a safe condition free of all hazards and risks and in compliance with all applicable federal, state, county and local laws, statutes, ordinances, codes, regulations, rules, orders, and permits.  Such responsibility will include, but not be limited to, providing tanks safe and fit for the storage and handling of Products.

(b)                                 BFA Holder assumes the risk of and sole responsibility for and agrees to defend (with counsel acceptable to ExxonMobil, unless such defense, but not ExxonMobil’s defense costs, is waived by ExxonMobil) indemnify, release and hold harmless (1) ExxonMobil; (2) its Affiliates and (3) ExxonMobil’s and any of its Affiliates’ officers, directors, control persons, employees, agents, representatives, successors and assigns ((2) and (3) together hereinafter “ExxonMobil’s Associates”) from and against any and all expenses, costs (including, without limitation, professional fees), penalties, fines (without regard to the amount of such fines), liabilities, claims, demands and causes of action, at law or in equity (including, without limitation, any arising out of the Comprehensive Environmental Response Compensation and Liability Act (CERCLA), the Resource Conservation and Recovery Act (RCRA), the Clean Air Act, or any other federal, state, county or local laws, statutes, ordinances, codes, regulations, rules, orders, or permits), which may be asserted against ExxonMobil or ExxonMobil’s Associates by any person for injuries, death, loss, or damage of any kind or character to person, property, or natural resources, by whomever suffered or asserted (including without limitation BFA Holder, its Franchise Dealers or their agents, contractors, employees, invitees, licensees, and/or trespassers), resulting from, related to or arising out of the operations, conduct or business of BFA Holder or its Franchise Dealers or the condition of any real property, fixtures, tanks, equipment or personal property of BFA Holder or its Franchise Dealers, which is used in connection with, or in anyway related to, the operations, conduct or business of BFA Holder or its Franchise Dealers, this Agreement or its breach by BFA Holder or its Franchise Dealers.

BFA Holder’s obligations under this Section 21 and under Sections 11(c) and 24(b) of this Agreement will fully apply and BFA Holder will fulfill its obligations thereunder EVEN IF EXXONMOBIL OR EXXONMOBIL’S ASSOCIATES ARE JOINTLY OR CONCURRENTLY NEGLIGENT, (WHETHER BY ACT OR OMISSION) OR JOINTLY OR CONCURRENTLY

GUILTY OF WILLFUL MISCONDUCT (WHETHER BY ACT OR OMISSION), but not if ExxonMobil or ExxonMobil’s Associates are solely negligent or solely guilty of willful misconduct.  Likewise, BFA Holder’s obligations under this Section 21 and under Sections 11(c) and 24(b) of this Agreement shall be in addition to (and in no manner in limitation of) any indemnification or other similar obligation that BFA Holder or its Affiliates might have pursuant to any other agreement between BFA Holder or its Affiliates and ExxonMobil.

22.                               TRANSFER/ASSIGNMENT.

This Agreement shall not be transferred or assigned or sold by BFA Holder in whole or in part, directly or indirectly (including, without limitation, as a result of any change in control of BFA Holder or any of its Affiliates), except with the prior written consent of ExxonMobil, which consent (i) as to Massachusetts, shall be provided in accordance with M.G.L.A. 93E § 4A or any subsequent governing law, (ii) as to Rhode Island, will not be unreasonably withheld in accordance with Rhode Island Statute § 5-55-4 or any subsequent governing law; or (iii) as to New Hampshire, ExxonMobil may withhold or delay in its sole discretion.  BFA Holder shall furnish to ExxonMobil such information as may be reasonably required for ExxonMobil to evaluate the character, financial ability, and business experience of any proposed assignee.  Notwithstanding the foregoing, BFA Holder shall be permitted to assign or sublicense its rights under this Agreement in whole or in part to an Affiliate without the consent of ExxonMobil.  Such information shall be provided in a timely fashion that allows ExxonMobil to determine whether it will consent to the proposed assignment within the time period, if any, specified in any applicable state law.  ExxonMobil may assign this Agreement in whole or in part upon ten (10) days prior written notice to BFA Holder.  Notwithstanding anything herein to the contrary, a change in control of BFA Holder or any of its Affiliates shall not include transfers of equity amongst the existing holders thereof or their respective heirs or trusts for estate planning purposes.

23.                               WAIVER.

No waiver by either party of any breach of any of the covenants or conditions herein contained to be performed by the other party shall be construed as a waiver of any succeeding breach of the same or any other covenant or condition.  All waivers must be in writing.

24.                               LAWS.

(a)                                  BFA Holder agrees that in receiving, storing, handling, offering for sale, selling, delivering for use or using itself Products under this Agreement, BFA Holder will comply, and cause its employees and Franchise Dealers to comply, with all applicable federal, state, county and local laws, statutes, ordinances, codes, regulations, rules, orders, and permits.

(b)                                 BFA Holder will defend (with counsel acceptable to ExxonMobil, unless such defense, but not ExxonMobil’s defense costs, is waived by ExxonMobil) indemnify, release and hold harmless ExxonMobil and ExxonMobil’s Associates from and against any and all expenses, costs (including, without limitation, professional fees), penalties, fines (without regard to the amount of such fines), liabilities, claims, demands, and causes of action, at law or in equity (including, without limitation, any arising out of the Comprehensive Environmental Response Compensation and Liability Act (CERCLA), the Resource Conservation and Recovery Act (RCRA), or the Clean Air Act) for BFA Holder’s failure to comply with Section 24(a), and such failure by BFA Holder to comply shall also entitle ExxonMobil to terminate this Agreement and the Franchise Relationship.

25.                               NOTICES.

All written notices required or permitted to be given by this Agreement shall be given only by personal delivery (to an officer or manager in the case of ExxonMobil), certified mail, express mail, air courier, telegram or facsimile transmission and shall be deemed given respectively when the notice is personally delivered or deposited in the mail or with the air courier service or telegraph company, postage or charges prepaid, with confirmation of delivery requested, or transmitted via facsimile machine with confirmation sheet confirming completed and proper transmission, and directed to the party for whom intended at the address set forth above or to such other address as may be furnished by either party to the other in writing in accordance with the provisions of this Section; provided that notice of change of address must be received to be effective (and shall not be effective until actually received).  All notices under this Section should be directed to:

If, to ExxonMobil:

ExxonMobil Branded Wholesale Implementation Manager

3225 Gallows Road

Fairfax, Virginia 22037

with a copy to:

ExxonMobil Fuels Marketing

Attn:  Global Identity & Image Standards Advisor

3225 Gallows Road

Fairfax, Virginia 22037

If, to BFA Holder:

Global Companies LLC

800 South Street, Suite 200

Waltham, Massachusetts 02453

Attn:       President and CEO

with a copy to:

Global Companies LLC

800 South Street, Suite 200

Waltham, Massachusetts 02453

Attn:       General Counsel

26.                               TERMINATION.

(a)                                  This Agreement and the Franchise Relationship shall terminate upon expiration of the Term.

(b)                                 This Agreement and the Franchise Relationship may be terminated by BFA Holder in the event that ExxonMobil loses, or transfers to a third party (other than to an Affiliate of ExxonMobil), the right to grant BFA Holder the right to use either of the Proprietary Marks used to brand Branded Fuel that BFA Holder is using pursuant to this Agreement as of the date ExxonMobil loses or transfers such right.

(c)                                  This Agreement and the Franchise Relationship may be terminated by ExxonMobil:

(1)                                  Upon transfer or assignment of this Agreement by BFA Holder contrary to Section 22; or

(2)                                  If BFA Holder or any Key Person, manager, or stockholder makes any false or materially misleading statement or representation (by act or by omission) which induces ExxonMobil to enter into this Agreement, or which is relevant to the Franchise Relationship between the parties hereto; or

(3)                                  If BFA Holder becomes insolvent; or

(4)                                  If BFA Holder fails to pay in a timely manner any sums when due hereunder (other than any sums that are being contested by BFA Holder in good faith); or

(5)                                  If BFA Holder defaults in any of its obligations under this Agreement; or

(6)                                  If BFA Holder or any Key Person is declared incompetent to manage its property or affairs by any court, or if BFA Holder or any Key Person is mentally or physically disabled for three (3) months or more, to the extent that BFA Holder is unable to provide for the continued proper operation of the Businesses; or

(7)                                  Under the circumstances described cause for termination by ExxonMobil in any Section of this Agreement; or

(8)                                  If BFA Holder or any Key Person dies, to the extent that BFA Holder is unable to provide for the continued proper operation of the Businesses; or

(9)                                  If BFA Holder or any Key Person, manager, or stockholder engages in fraud or criminal misconduct relevant to the operation of the Businesses; or

(10)                            If BFA Holder or any Key Person, manager, or stockholder is convicted of a felony or of a misdemeanor involving fraud, moral turpitude or commercial dishonesty, whether or not the crime arose from the operation of the Businesses; or

(11)                            If BFA Holder breaches Section 3 by willfully committing an act of misbranding of the Products or misuses the Proprietary Marks; or

(12)                            If there occurs any other circumstance under which termination of a Franchise is permitted under the provisions of the PMPA; or

(13)                            ExxonMobil loses the right to grant the right to use any of the Proprietary Marks.

For purposes of section (4) and (5) above, BFA Holder shall be entitled to notice of any such default from ExxonMobil and a reasonable time period in which to cure such default, before ExxonMobil exercises its right to terminate this Agreement.  Notwithstanding the previous sentence, in the event of a recurring default by BFA Holder of an obligation under this Agreement, ExxonMobil shall have no obligation to provide further notice or opportunities for BFA Holder’s cure prior to exercising its right to terminate this Agreement.

(d)                                 If ExxonMobil has cause to believe that BFA Holder has engaged in fraudulent, unscrupulous or unethical business practices (which shall include but not be limited to practices forbidden by federal, state, county or local laws, statutes, ordinances, codes, regulations, rules, orders, or permits), ExxonMobil may, at its sole discretion, give BFA Holder written notice of its belief.  Following the receipt of such notice, BFA Holder shall be given reasonable opportunity to discuss the matter with ExxonMobil’s representatives.  If following such discussions (or reasonable opportunity therefor) and after such investigation of the matter as is reasonable under the circumstances, ExxonMobil reaches a good faith conclusion that BFA Holder has engaged in one or more such practices, ExxonMobil shall have the right to terminate this Agreement.

(e)                                  Any termination of this Agreement by ExxonMobil shall be preceded by such notice from ExxonMobil as may be required by law.

(f)                                    Upon the expiration of the Term or upon termination hereof, ExxonMobil shall have the right, at its option, to enter, during normal operating hours, upon any premises at which the Proprietary Marks are displayed (including, without limitation all BFA Holder Branded Outlets), and to remove, paint out, or obliterate any signs, symbols or colors on said premises or on the buildings or equipment thereof which in ExxonMobil’s opinion would lead a purchaser to believe that the Products are being offered for sale at such premises.  BFA Holder shall cause its Franchise Dealers to grant ExxonMobil such a right of entry.

(g)                                 In the event this Agreement is terminated, ExxonMobil will suffer substantial damages which are anticipated to be difficult and time consuming to prove with exactitude.  Furthermore, both parties are desirous of avoiding what they believe will be the disproportionate cost of possible litigation and legal fees which a future dispute over the magnitude of such damages would engender.  The parties, therefore, have determined that if this Agreement is terminated, BFA Holder must pay to ExxonMobil as liquidated damages (in addition to any damages (liquidated or otherwise) payable to ExxonMobil under any other agreement between BFA Holder and ExxonMobil), and not as a penalty, an amount rounded to the nearest dollar, equal to ** times (the Initial Total Volume set forth on Exhibit 15) times (the number of years, including any partial year, remaining in the initial fifteen-year Term after such termination).  Notwithstanding the foregoing, BFA Holder shall not pay to ExxonMobil any liquidated damages under this Section 26(g) in the event that this Agreement is terminated: (i) in connection with a market withdrawal under the provisions of the PMPA; (ii) by ExxonMobil pursuant to Section 12; (iii) by BFA Holder pursuant to Section 26(b); or (iv) by ExxonMobil pursuant to Section 26(c)(13) (except, in the case of this subsection (iv), in the event ExxonMobil’s loss of the right to grant the right to use any of the Proprietary Marks is attributable to BFA Holder or any of its Affiliates or franchisees).

(h)                                 Termination of this Agreement by either party for any reason shall not relieve the parties of any obligation theretofore accrued under this Agreement.

27.                               ACCORD.

The parties to this Agreement have discussed the provisions herein and find them fair and mutually satisfactory, and further agree that in all respects the provisions are reasonable and of material significance to the relationship of the parties hereunder, and that any breach of a provision by either party hereto or a failure to carry out said provisions in good faith shall conclusively be deemed to be substantial.

28.                               NATURE AND MODIFICATION OF AGREEMENT.

(a)                                  In consideration of the granting and execution of this Agreement, the parties understand and agree that they are not contractually obligated to extend or renew in any way the Term, and that this Agreement shall not be considered or deemed to be any form of “joint venture” or “partnership” at the premise(s) of BFA Holder or elsewhere (including without limitation any BFA Holder Branded Outlet).

(b)                                 BFA Holder agrees to provide sixty (60) days’ prior written notice of any change in the name or legal form of BFA Holder.

(c)                                  This Agreement may be modified only in writing signed by both parties or their duly authorized agents.  ExxonMobil hereby agrees that if it enters into any material amendment of a brand fee agreement with any holder thereof operating in the Designated Geographies, ExxonMobil shall offer such amendment in substantially the same form to all of brand fee agreement holders then operating in the Designated Geographies.

29.                               SEVERABILITY OF PROVISIONS.

Both parties expressly agree that it is the intention of neither party to violate statutory or common law and that if any section, sentence, paragraph, clause or combination of same is in violation of any law, such sentences, paragraphs, clauses or combination of same shall be inoperative and the remainder of this Agreement shall remain binding upon the parties hereto.

30.                               ENTIRE AGREEMENT.

This writing is intended by the parties to be the final, complete and exclusive statement of this Agreement about the matters covered herein.

31.                               DISCLAIMER; NO RELIANCE.

EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT EXXONMOBIL MAKES NO REPRESENTATION, EXPRESSED OR IMPLIED, RELATING TO ITSELF OR ANY OF ITS AFFILIATES, OR ANY OTHER MATTER, AND ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.  BFA HOLDER ACKNOWLEDGES AND AGREES THAT (i) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, EXXONMOBIL HAS NOT MADE ANY PROMISE, REPRESENTATION OR WARRANTY, EXPRESSED OR IMPLIED, AND (ii) BFA HOLDER HAS NOT EXECUTED OR AUTHORIZED THE EXECUTION OF THIS AGREEMENT IN RELIANCE UPON ANY PROMISE, REPRESENTATION OR WARRANTY NOT EXPRESSLY SET FORTH HEREIN.

32.                               DAMAGES.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, EXXONMOBIL (NOR ANY OF ITS AFFILIATES) WILL HAVE NO LIABILITY TO ANYONE FOR BUSINESS DISRUPTION, LOST PROFITS, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES ARISING FROM OR RELATED TO THIS AGREEMENT.

33.                               ATTORNEYS FEES.

If BFA Holder fails to pay any amount due under this Agreement or takes any action not requested in writing by ExxonMobil for which BFA Holder, its Franchise Dealers or their respective customers bring a claim or lawsuit against ExxonMobil or any of its Affiliates, BFA Holder agrees to pay ExxonMobil’s (or any of its Affiliates’) costs, fees and expenses (including reasonable attorneys fees) thereby expended in ExxonMobil’s (or its Affiliates’) pursuit or defense of such matters.

34.                               KEY PERSON CLAUSE.

If BFA Holder is a corporation, partnership or other entity form, it agrees to execute Exhibit 11 (“Key Person Clause”) attached hereto and incorporated as part of this Agreement.

35.                               RIGHT OF ENTRY.

In addition to any other rights of ExxonMobil under this Agreement, BFA Holder permits, and shall cause its Franchise Dealers to permit, ExxonMobil, it’s Affiliates and their respective employees, agents, vendors, contractors and representatives (a) to access, analyze and reproduce books, records, correspondence, receipts, and data of BFA Holder or its Franchise Dealers pertaining to activities undertaken pursuant to this Agreement, and (b) to enter, during normal operating hours, any BFA Holder Branded Outlet(s) and other places where BFA Holder or any of its Franchise Dealers conduct any Business to enforce ExxonMobil’s rights and remedies under this Agreement, including examining (to include video, photographic, digital, audio and other recordings), testing and sampling of all properties, tanks, containers, pumps and delivery truck tanks, and taking other action, for purposes of preserving the integrity of the Proprietary Marks, performing product quality inspections and determining BFA Holder’s compliance with this Agreement (including compliance with the terms of Sections 3 and 4).  If, in the sole opinion of ExxonMobil, any samples thus taken are not Products or any document or record shows BFA Holder has failed to comply with its obligations hereunder (or failed to cause any Franchise Dealer to so comply), ExxonMobil may, at its sole option, debrand the BFA Holder Branded Outlet(s) in question or cancel and terminate this Agreement and the Franchise Relationship.  ExxonMobil shall provide notice to BFA Holder of entry at an License Branded Outlet, except in the case of any such entry in connection with ExxonMobil’s product quality inspections.   BFA Holder shall preserve and shall cause its Franchise Dealers to preserve all books, records, correspondence, receipts and data pertaining to activities undertaken pursuant to this Agreement for a period of three (3) years.  BFA Holder agrees to include necessary provisions in its contracts with Franchise Dealers that shall assure access by ExxonMobil or its representatives to the applicable records of the Franchise Dealers.  BFA Holder’s obligation to preserve all books and records, and ExxonMobil’s right to access and reproduce such books and records shall extend for a period of three (3) years after the termination of this Agreement.

ExxonMobil shall not be liable to BFA Holder or any Franchise Dealer for any interference with any Business of BFA Holder or its Franchise Dealers as a result of ExxonMobil’s entry on any BFA Holder Branded Outlet(s) and other places where BFA Holder or any of its Franchise Dealers conduct any Business, including any entry pursuant to Section 26(f) hereof.

36.                               TERMS OF RENEWAL.

Nothing in this Agreement is to be construed as preventing ExxonMobil upon expiration of this Agreement or any renewal of the Franchise Relationship, from offering BFA Holder terms and conditions, in good faith and in normal course of business, which differ from or are in addition to those in this Agreement.

37.                               DRUG AND ALCOHOL.

(a)                                  In the event BFA Holder takes delivery of Products from ExxonMobil at ExxonMobil’s (or its Affiliates’) facilities, the following provisions of this Section shall apply.  BFA Holder and BFA Holder’s employees, agents and contractors shall not enter ExxonMobil’s (or its Affiliates’) facilities while under the influence of alcohol or any controlled substance.  BFA Holder, its employees, agents and contractors shall not use, possess, distribute or sell illicit or unprescribed drugs in connection with any activity performed under this Agreement.  BFA Holder, its employees, agents and contractors shall not use, possess, distribute or sell alcoholic beverages at any time while performing activities under this Agreement.  BFA Holder has adopted or will adopt its own policy to assure a drug and alcohol free workplace while performing activities under this Agreement.

(b)                                 BFA Holder will remove any of its employees, agents or contractors from performing activities hereunder any time there is suspicion of alcohol or drug use, possession or impairment involving such employee, agent or contractor, and at any time an incident occurs in performing activities hereunder where drug or alcohol use could have been a contributing factor.  ExxonMobil has the right to require BFA Holder to remove BFA Holder’s employees, agents or contractors from ExxonMobil’s (or its Affiliates’) facilities at any time cause exists to suspect alcohol or drug use by such employees, agents or contractors.  In such cases, BFA Holder’s employee, agent or contractor may be considered for return to ExxonMobil’s (or its Affiliates’) facilities only if the BFA Holder certifies as a result of a for cause test, conducted immediately after removal, that said employee, agent or contractor was in compliance with the provisions of this Section.  BFA Holder will not use an employee, agent or contractor to perform activities hereunder who either refuses to take, or tests positive in, any alcohol or drug test.

(c)                                  ExxonMobil may, without prior notice, search the person, possession and vehicles of BFA Holder’s employees, agents and contractors that are on the premises owned or controlled by ExxonMobil (or its Affiliates).  Any person who refuses to cooperate with such search will be removed from the premises and will not be allowed to return.  BFA Holder will replace any of its employees, agents or contractors at ExxonMobil’s request.

(d)                                 BFA Holder will comply with all applicable drug and alcohol related federal, state, county and local laws, statutes, ordinances, codes, regulations, rules, orders, and permits (e.g., Department of Transportation Regulations, Department of Defense Drug-free Workplace Policy, Drug-free Workplace Act of 1988).  ExxonMobil shall have the right, but not the obligation, to perform unannounced audits of BFA Holder’s alcohol and drug program to verify that BFA Holder’s policy and its enforcement are acceptable to ExxonMobil.

38.                               NO THIRD PARTY BENEFICIARY.

Other than with respect to any indemnified party, the parties agree that no third party beneficiary rights in favor of any person or entity are, nor are they intended to be, created by this Agreement.

39.                               CLAIMS AND DISPUTE RESOLUTION.

(a)                                Claims.

(1)                                  As used in this Section, “claim(s)” shall be construed broadly and shall include but not be limited to a demand for money, property, equitable relief, or any interest, whether fixed or contingent, to which a party asserts a right.

(2)                                  Except as otherwise provided in this Agreement, all claims by BFA Holder or by ExxonMobil arising out of or relating to this Agreement and the Franchise Relationship between the parties created hereunder are barred unless asserted within 12 months after the event, act or omission to which the claim relates and in accordance with the dispute resolution procedure set forth below.

(b)                                 Dispute Resolution Procedure.

(1)                                  All claims by BFA Holder or by ExxonMobil arising out of or relating to this Agreement and the Franchise Relationship between the parties created hereunder which cannot be settled through negotiation shall, unless the provisions of Section 39(b)(1)(vi) apply, first be submitted to mediation administered by the American Arbitration Association (“AAA”) under its Commercial Mediation Procedures before resorting to arbitration, or in the case of claims exclusively governed by the PMPA, litigation.  The following principles shall apply in respect of any mediation hereunder:

(i)                                     Mediation under this provision shall not be available unless the claim(s) in controversy exceeds the sum or value of $5,000.

(ii)                                  Unless otherwise agreed to by the parties, the mediation shall last no longer than two days.

(iii)                               The mediator shall be appointed by the AAA keeping in mind the location and convenience of the parties and the location of the BFA Holder Branded Outlet(s) to which the claim relates.  The parties prefer that any mediator appointed hereunder be either an individual with judicial experience or one who has been a member of the bar for at least 25 years.

(iv)                              Each party shall include among its representatives in the mediation proceeding an individual authorized to settle the claim(s).

(v)                                 Irrespective of which party commences the mediation procedure, the filing fee required to be paid to the AAA shall be paid by ExxonMobil.  All other costs of the mediation, including any fees to be paid to the mediator, shall be shared equally by the parties.  Each party shall be responsible for all expenses incurred by it in presenting its case, including any attorney’s fees.

(vi)                              If either party believes it will be prejudiced or in any way adversely affected by the mediation procedure because of delay, expense incurred, time requirements or any other legitimate concern, that party may, by notice to the other, proceed directly to arbitration.

(2)                                  All claims by BFA Holder or by ExxonMobil arising out of or relating to this Agreement and the Franchise Relationship between the parties created hereunder, except for claims exclusively governed by the PMPA and claims by ExxonMobil seeking relief when time is of the essence, including but not limited to claims of trademark misuse, claims which relate to the existence of environmental concerns, claims relating to the conduct on the BFA Holder Branded Outlet(s) of illegal activities, or actions seeking to evict a dealer claimed to be in wrongful possession of the premises, which are not resolved by negotiation or mediation, may be asserted only in an arbitration proceeding to be conducted in accordance with the provisions of this Section 39(b).

(i)                                     Any such claims by BFA Holder or by ExxonMobil shall be resolved exclusively by arbitration administered by the AAA under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.  The decision of the arbitrator shall be final and shall be binding on the parties.

(ii)                                  In the event a claim by BFA Holder raises issues that are governed exclusively by the PMPA as well as issues that must be submitted to arbitration hereunder, the claims under the PMPA shall be severed and raised, if at all, in litigation.  The remaining claims shall be resolved by arbitration, as provided herein.

(iii)                               The arbitration shall be held before a sole arbitrator who shall be selected by agreement of the parties.  If after forty-five (45) days from the commencement of the arbitration the parties have been unable to agree on the selection of an arbitrator, either party may ask the AAA to appoint a sole arbitrator and the decision of the AAA in this respect shall be final and binding.  The parties prefer that any arbitrator agreed to between them or appointed by the AAA hereunder be either an individual with judicial experience or one who has been a member of the bar for at least 25 years.

(iv)                              The arbitrator shall decide the matter before him or her in accordance with the terms of this agreement, the applicable substantive law of the state where the BFA Holder is located and any federal statutes which may be applicable.  The Federal Arbitration Act shall govern any arbitration proceeding hereunder.  All awards rendered hereunder shall be in writing and on the request of either party shall state the reasoning on which the award rests.

(v)                                 No claim asserted hereunder may be consolidated or asserted jointly with the claim or claims of any other claimant or class of claimants and no arbitration proceeding commenced hereunder may be consolidated or joined with any other arbitration nor may any claim asserted hereunder be asserted as part of any class action litigation or class action arbitration proceeding.  If, for any reason, an arbiter or a court determines that the parties’ agreement prohibiting class claims  is not enforceable, the class claims must be brought as a class action litigation and not as a class action arbitration.

(vi)                              Irrespective of which party commences the arbitration procedure hereunder, the filing fee required to be paid to the AAA shall be paid by ExxonMobil.  All other costs of the arbitration, including the fees to be paid to the arbitrator, shall be shared equally by the parties.  Each party shall be responsible for all expenses incurred by it in presenting its case, including any attorney’s fees.

(c)                                  Severability.  It is agreed and understood that Section 39 of this Agreement shall apply in respect of construction of this Section 39 and that a finding of invalidity or unenforceability of any portion of this Section 39 shall not affect the validity or enforceability of any other portion.

40.                               MISCELLANEOUS.

(a)                                  BFA Holder shall hold in confidence all business and technical information that is made available to BFA Holder, directly or indirectly, by ExxonMobil or acquired by BFA Holder during the Term of this Agreement, including any propriety information with respect to the additives and related mix rates, (collectively “Confidential Information”), except:

(1)                                  information which is in or becomes, without fault of BFA Holder or any Franchise Dealer, part of the public domain;

(2)                                  information which BFA Holder can show was received by BFA Holder from an independent third party that is under no obligation to ExxonMobil regarding the information;

(3)                                  information which BFA Holder can show was already in BFA Holder’s possession at the time the information was made available to BFA Holder, directly or indirectly, from ExxonMobil;

(4)                                  information required to be disclosed by Law (e.g., bills of lading or product transfer documentation) or valid legal or regulatory process, following notice by BFA Holder to ExxonMobil of the requirement to disclose and reasonable cooperation with any attempt by ExxonMobil to maintain the confidentiality of such Confidential Information, to the extent such advance notice and cooperation is possible without resulting in BFA Holder’s violation of applicable Law; and

(5)                                  information required to be disclosed to government tax authorities on a tax return or other mandatory report filed with such authorities, but solely for the purpose of, and to the extent necessary for, complying with applicable federal, state or local excise or other tax laws.

BFA Holder also agrees that it shall not take any photographs, video or other recordings (including any digital or audio recording) of ExxonMobil Oil Corporation’s or any of its Affiliate’s property without ExxonMobil’s prior written consent.

(b)                                 WITHOUT LIMITING THE SCOPE OF THE FOREGOING SECTION 40(a), BFA HOLDER SPECIFICALLY AGREES THAT IT WILL HOLD IN CONFIDENCE ALL INFORMATION RELATING TO THE SOURCING OF THE PRODUCT DISTRIBUTED PURSUANT TO THIS AGREEMENT EXCEPT FOR NECESSARY COMMUNICATION WITH BFA HOLDER’S SUPPLIERS OF BASE PRODUCT AS WELL AS ANY AND ALL INFORMATION RELATING TO THE BRAND FEE.  VIOLATION OF THIS PROVISION SHALL CONSTITUTE GROUNDS FOR TERMINATION OF THE AGREEMENT.

(c)                                  BFA Holder shall not, without the prior written approval of ExxonMobil use the Confidential Information which BFA Holder is required to keep confidential hereunder for any purpose other than the performance of BFA Holder’s obligations under this Agreement.

(d)                                 ExxonMobil shall have no obligation of confidence with respect to any information disclosed to ExxonMobil by BFA Holder, and ExxonMobil shall be free to use or disclose any or all of the information contained in any drawing, record or other document to third parties without accounting to BFA Holder therefor; unless, however, information is specifically covered by a separate, written confidentiality agreement.  In the absence of any such confidentiality agreement, BFA Holder shall not place any restrictive notices on any information, no matter the form of its recording, that BFA Holder provides to ExxonMobil hereunder.  Should BFA Holder place any notices on any drawing, record or other document, ExxonMobil is hereby authorized to nullify, obliterate, remove, or disregard those provisions.

(e)                                  BFA Holder shall establish and maintain precautions to prevent its employees, agents or representatives and Franchise Dealers from making, receiving, providing, or offering substantial gifts, entertainment, payments, loans, or other consideration to employees, agents, or representatives of ExxonMobil for the purpose of influencing those persons to act contrary to the best interests of ExxonMobil.  This obligation shall apply to BFA Holder’s activities in its relations with the employees of ExxonMobil and their families and/or third parties arising from this Agreement.

(f)                                    BFA Holder agrees that all financial settlements, billings, and reports, if any, rendered to ExxonMobil shall reflect properly the facts about all activities and transactions handled for the account of ExxonMobil, which data may be relied upon as being complete and accurate in any further recordings and reportings made by ExxonMobil for whatever purpose.

(g)                                 BFA Holder agrees to notify ExxonMobil promptly upon discovery of any instance where the BFA Holder or BFA Holder’s employees, agents, representatives or Franchise Dealer fails to comply with Sections 40(e) or (f).

(h)                                 BFA Holder acknowledges its receipt of the notices attached hereto as Exhibit 12.  BFA Holder has reviewed and understands the information set forth therein.

41.                               RHODE ISLAND - PRICE PROVISION.

The following provision is applicable only to those BFA Holder Branded Outlets located in the State of Rhode Island:

NOTHING HEREIN SHALL BE CONSTRUED TO PROHIBIT A FRANCHISOR FROM SUGGESTING PRICES AND COUNSELING WITH FRANCHISEES CONCERNING PRICES.  PRICE FIXING OR MANDATORY PRICES FOR ANY PRODUCTS COVERED IN THIS AGREEMENT IS PROHIBITED.  A SERVICE STATION DEALER OR BRANDED WHOLESALER MAY SELL ANY PRODUCTS LISTED IN THIS AGREEMENT FOR A PRICE WHICH HE ALONE MAY DECIDE.

42.                               INDEPENDENT CONTRACTORS; INDEPENDENT ADVICE.

It is expressly agreed that the parties will carry on their respective business pursuant to this Agreement as independent contractors in pursuit of their independent callings and not as partners, fiduciaries, agents, or in any other capacity. Each party has had the opportunity to obtain independent legal advice respecting this Agreement and the business relations mentioned in this Agreement.

[Remainder of page intentionally left blank; signature page follows]

EXECUTED by BFA Holder and ExxonMobil on the date indicated for each signature.

GLOBAL COMPANIES LLC

Date:	9/3/10	By:	Edward J. Faneuil
		Title:	Executive Vice President

	Sean T. Geary	Date:	9/3/10
Witness

EXXONMOBIL OIL CORPORATION (ExxonMobil)

Date:	9/3/10	By:	Jim E. Coleman
		Title:	Distributor Implementation Manager

	Frank J. Giampa	Date:	9/3/10
Witness

EXHIBITS

BRAND FEE AGREEMENT

BETWEEN EXXONMOBIL OIL CORPORATION AND GLOBAL COMPANIES LLC

EFFECTIVE SEPTEMBER 8, 2010

Exhibit 1 - Initial BFA Holder Branded Outlets

Exhibit 2 - Designated Geographics

Exhibit 3 - Product Specifications

Exhibit 4 - Additives

Exhibit 5 - Intentionally Omitted

Exhibit 6 - ExxonMobil Oil Corporation Electronic Funds Transfer Authorization Agreement

Exhibit 7 - Facility Requirements

Exhibit 8 - Tobacco Assurance Letter

Exhibit 9 - De-branding Guidelines

A - Mobil

B - Exxon

Exhibit 10 - Quality Control Procedures for Gasolines and Diesel Fuel - Branded Wholesaler

Exhibit 11 - Key Person Clause

Exhibit 12 - Notices

Rhode Island State Notice

Revised Summary of Title I of the Petroleum Marketing Practices Act

Exhibit 13 - Mobil Proprietary Marks

A - Retail Motor Fuels Business

B - Related Businesses

Exhibit 14 - Exxon Proprietary Marks

A - Retail Motor Fuels Business

B - Related Businessses

Exhibit 15 - Initial Total Volume

Exhibit 16 - Exxon or Mobil Branded Retail Outlets in the Designated Geographies

EXHIBITS

BRAND FEE AGREEMENT

BETWEEN EXXONMOBIL OIL CORPORATION AND GLOBAL COMPANIES LLC

EFFECTIVE                   ,

Exhibit 1 - Initial BFA Holder Branded Outlets

Exhibit 2 - Designated Geographics

Exhibit 3 - Product Specifications

Exhibit 4 - Additives

Exhibit 5 - Intentionally Omitted

Exhibit 6 - ExxonMobil Oil Corporation Electronic Funds Transfer Authorization Agreement

Exhibit 7 - Facility Requirements

Exhibit 8 - Tobacco Assurance Letter

Exhibit 9 - De-branding Guidelines

A - Mobil

B - Exxon

Exhibit 10 - Quality Control Procedures for Gasolines and Diesel Fuel - Branded Wholesaler

Exhibit 11 - Key Person Clause

Exhibit 12 - Notices

Rhode Island State Notice

Revised Summary of Title I of the Petroleum Marketing Practices Act

Exhibit 13 - Mobil Proprietary Marks

A - Retail Motor Fuels Business

B - Related Businesses

Exhibit 14 - Exxon Proprietary Marks

A - Retail Motor Fuels Business

B - Related Businessses

Exhibit 15 - Initial Total Volume

Exhibit 16 - Exxon or Mobil Branded Retail Outlets in the Designated Geographies

1

EXHIBIT 1 - INITIAL BFA HOLDER BRANDED OUTLETS

SITE	ADDRESS	CITY	ST	MOSO	LAND	BRAND
**	273 EAST BERKELEY ST	BOSTON	MA	CODO	FEE
**	135 ISLINGTON ST	PORTSMOUTH	NH	CORS	FEE	On the Run
**	30 CALEF HWY	EPPING	NH	CORS	FEE	On the Run
**	54 PORTSMOUTH	EXETER	NH	CORS	FEE	On the Run
**	519 SOUTH ST	BOW	NH	CODO	FEE	Mobil Mart
**	107 STATE ST	NEWBURYPORT	MA	CODO	FEE	Snack Shop
**	214 HAVERHILL ST	METHUEN	MA	CODO	FEE	Snack Shop
**	14 NORTH MAIN STREET	ANDOVER	MA	CODO	FEE	UNKNOWN
**	76 STOREY AVE	NEWBURYPORT	MA	CODO	FEE	On the Run
**	DANIEL WEBSTER HWY	MERRIMACK	NH	CODO	FEE	On the Run
**	S. MAIN ST	DERRY	NH	CODO	FEE	Mobil Mart
**	82 DERRY RD AND RT 10	HUDSON	NH	CORS	FEE	On the Run
**	760 S MAIN ST	MANCHESTER	NH	CODO	FEE	On the Run
**	242 AMHERST ST	NASHUA	NH	CODO	FEE	On the Run
**	96 BROAD ST	NASHUA	NH	CODO	FEE	On the Run
**	137 ROUTE 101	BEDFORD	NH	CODO	FEE	Snack Shop
**	12 MASSACHUSETTS AVE	NORTH ANDOVER	MA	CODO	FEE	Mobil Mart
**	551 BROADWAY	METHUEN	MA	CODO	FEE	Mobil Mart
**	139 RIVER RD #I-93	ANDOVER	MA	CODO	FEE	Mobil Mart
**	350 WINTHROP AVE	NORTH ANDOVER	MA	CODO	FEE	Mobil Mart
**	309 LOWELL ST	ANDOVER	MA	CODO	FEE	Mobil Mart
**	1 CENTRAL ST	GEORGETOWN	MA	CODO	FEE	UNKNOWN
**	767 MAIN ST	HAVERHILL	MA	CODO	FEE	UNKNOWN
**	ANDOVER ST & I 495	TEWKSBURY	MA	CODO	FEE	On the Run
**	789 S MAIN ST	HAVERHILL	MA	CODO	FEE	Mobil Mart
**	940 ANDOVER ST	TEWKSBURY	MA	CODO	FEE	Mobil Mart
**	1201 MAIN ST	HAVERHILL	MA	CODO	FEE	Mobil Mart
**	1050 S WILLOW ST	MANCHESTER	NH	CODO	FEE	On the Run
**	2391 BROWN AVE	MANCHESTER	NH	CORS	FEE	On the Run
**	EAST HOLLIS ST	NASHUA	NH	CORS	FEE	On the Run
**	ROUTE 101	EXETER	NH	CORS	FEE	On the Run
**	1335 MAIN ST	WALTHAM	MA	CODO	FEE	Mobil Mart
**	50 MIDDLESEX	BURLINGTON	MA	CODO	FEE	Mobil Mart
**	178 MAIN ST	READING	MA	CODO	FEE	On the Run
**	525 PARADISE RD	SWAMPSCOTT	MA	CORS	FEE	On the Run
**	1123 BROADWAY	SAUGUS	MA	CORS	FEE	On the Run
**	1330 MAIN ST	READING	MA	CODO	FEE	On the Run
**	198 HARVARD ST	BROOKLINE	MA	CODO	FEE	Snack Shop
**	1 MYSTIC AVE	MEDFORD	MA	CODO	FEE	On the Run
**	264 NEPONSET VALLEY PKY	HYDE PARK	MA	CODO	FEE	Snack Shop
**	512 CHESTNUT ST	LYNN	MA	CODO	FEE	Mobil Mart
**	345 BOYLSTON ST	BROOKLINE	MA	CODO	FEE	Snack Shop
**	1269 FURNACE BROOK PKY	QUINCY	MA	CODO	FEE	Snack Shop

1-1

**	ENDICOTT ST	DANVERS	MA	CODO	FEE	Snack Shop
**	1094 BEACON ST	NEWTON	MA	CODO	FEE	UNKNOWN
**	431 NEWBURY ST	DANVERS	MA	CODO	FEE	On the Run
**	277 BEDFORD ST	LEXINGTON	MA	CODO	FEE	Snack Shop
**	250 MAIN ST	STONEHAM	MA	CODO	FEE	On the Run
**	1556 BLUE HILL AVE	MATTAPAN	MA	CODO	FEE	Snack Shop
**	97 MAPLE ST	DANVERS	MA	CODO	FEE/LEASE	Snack Shop
**	350 SQUIRE RD	REVERE	MA	CODO	FEE	Mobil Mart
**	2776 WASHINGTON ST	CANTON	MA	CODO	FEE	Mobil Mart
**	660 MT AUBURN ST	WATERTOWN	MA	CODO	FEE	UNKNOWN
**	386 MAIN ST	MELROSE	MA	CODO	FEE	Mobil Mart
**	845 MOODY ST	WALTHAM	MA	CODO	FEE	Snack Shop
**	96 MONTVALE AVE	STONEHAM	MA	CODO	FEE	On the Run
**	2105 COMMONWEALTH AVE	NEWTON	MA	CODO	FEE	Snack Shop
**	1181 BLUE HILL AVE	MATTAPAN	MA	CODO	FEE	Mobil Mart
**	2 SOUTH ST	STONEHAM	MA	CODO	FEE	On the Run
**	783 BLUE HILL AVE	DORCHESTER	MA	CODO	FEE	Mobil Mart
**	470 MERIDIAN ST	EAST BOSTON	MA	CODO	FEE	Mobil Mart
**	23 PLEASANT ST	WOBURN	MA	CODO	FEE	Snack Shop
**	1033 TRAPELO RD	WALTHAM	MA	CODO	FEE	On the Run
**	396 WALTHAM ST	LEXINGTON	MA	CODO	FEE	On the Run
**	2 ESSEX ST	SAUGUS	MA	CODO	FEE	Snack Shop
**	596 SALEM ST	LYNNFIELD	MA	CODO	FEE	Snack Shop
**	797 BLUE HILL AVE	DORCHESTER	MA	ADD LAND
**	30 CENTRAL SQ	CHELMSFORD	MA	CODO	FEE/LEASE	Snack Shop
**	44 GREAT RD	ACTON	MA	CODO	FEE	Mobil Mart
**	980 CHELMSFORD ST	LOWELL	MA	CORS	FEE	On the Run
**	185 LITTLETON RD	WESTFORD	MA	CORS	FEE	On the Run
**	BOSTON POST RD	SUDBURY	MA	CODO	FEE	Snack Shop
**	22 MAPLE AVE	SHREWSBURY	MA	CODO	FEE	Mobil Mart
**	1063 WORCESTER RD	FRAMINGHAM	MA	CODO	FEE	On the Run
**	285 TURNPIKE RD	SHREWSBURY	MA	CODO	FEE	Snack Shop
**	76 WORCESTER ROAD	SOUTHBOROUGH	MA	CODO	FEE	Snack Shop
**	130 TURNPIKE RD	WESTBOROUGH	MA	CORS	FEE	Snack Shop
**	441 BOSTON RD	BILLERICA	MA	CODO	FEE	On the Run
**	270 W MAIN ST	MARLBOROUGH	MA	CODO	FEE	Snack Shop
**	260 MAIN ST	MAYNARD	MA	CODO	FEE	Snack Shop

1-2

**	10 MILL ST	WORCESTER	MA	CODO	FEE	On the Run
**	22 CONCORD TPKE	CONCORD	MA	CORS	FEE	On the Run
**	1175 MAIN ST	HOLDEN	MA	CODO	FEE/LEASE	C-Store
**	36 W MAIN ST	NORTHBOROUGH	MA	CODO	FEE	Mobil Mart
**	185 PARK AVENUE	WORCESTER	MA	CODO	FEE	Other
**	334 GRAFTON ST	WORCESTER	MA	CODO	FEE	Mobil Mart
**	635 CHANDLER ST	WORCESTER	MA	CODO	FEE	Snack Shop
**	143 SUDBURY RD	CONCORD	MA	CODO	FEE	Snack Shop
**	CHELMSFORD ST	CHELMSFORD	MA	CODO	FEE	Mobil Mart
**	500 KING ST	LITTLETON	MA	CODO	FEE	Mobil Mart
**	70 MAIN ST	AYER	MA	CODO	FEE	Mobil Mart
**	129 WHALON ST	FITCHBURG	MA	CODO	FEE	On the Run
**	E. MAIN ST	WESTBOROUGH	MA	CODO	FEE	Snack Shop
**	656 BOSTON POST RD	MARLBOROUGH	MA	CORS	FEE	On the Run
**	453 WASHINGTON ST	WELLESLEY	MA	CORS	FEE	On the Run
**	272 POND ST	ASHLAND	MA	CORS	FEE	On the Run
**	815 WASHINGTON ST	HOLLISTON	MA	CODO	FEE	On the Run
**	11 TAUNTON ST	PLAINVILLE	MA	CODO	FEE	Mobil Mart
**	140 MEDWAY RD	MILFORD	MA	CODO	FEE	On the Run
**	MAIN & NORTH STS	MEDFIELD	MA	CODO	FEE	Snack Shop
**	92 W MAIN ST	HOPKINTON	MA	CODO	FEE	On the Run
**	123 CENTRAL ST	FOXBORO	MA	CODO	FEE	On the Run
**	189 CHAUNCY ST	MANSFIELD	MA	CODO	FEE	Mobil Mart
**	972 MAIN ST	MILLIS	MA	CODO	FEE	On the Run
**	660 W CENTRAL ST	FRANKLIN	MA	CODO	FEE	On the Run
**	499 WASHINGTON ST	NORWOOD	MA	CODO	FEE	On the Run
**	270 N MAIN ST	BELLINGHAM	MA	CODO	FEE	Mobil Mart
**	134 CEDAR ST	MILFORD	MA	CODO	FEE	Other
**	2 WALPOLE ST	DOVER	MA	CODO	FEE	Snack Shop
**	145 CHURCH ST	PEMBROKE	MA	CODO	FEE	Other
**	109 COURT ST	PLYMOUTH	MA	CODO	FEE	Mobil Mart
**	372 WASHINGTON	STOUGHTON	MA	CODO	FEE	Mobil Mart
**	1451 WASHINGTON	HANOVER	MA	CODO	FEE	Mobil Mart
**	193 WHITING ST	HINGHAM	MA	CODO	FEE	UNKNOWN
**	303 N PEARL ST	BROCKTON	MA	CODO	FEE	On the Run
**	1012 BELMONT ST	BROCKTON	MA	CODO	FEE	On the Run
**	265 GRANITE ST	BRAINTREE	MA	CORS	FEE	On the Run
**	491 FOUNDRY ST	EASTON	MA	CORS	FEE	On the Run
**	575 W CENTER ST	WEST BRIDGEWATER	MA	CODO	FEE	Mobil Mart
**	906 BEDFORD ST	ABINGTON	MA	CORS	FEE	On the Run
**	190 KING ST	COHASSET	MA	CODO	FEE	Mobil Mart
**	208 CHURCH ST	PEMBROKE	MA	CODO	FEE	Mobil Mart
**	512 MAIN ST	WEYMOUTH	MA	CODO	FEE	Snack Shop
**	158 MARKET ST	ROCKLAND	MA	CODO	FEE	On the Run
**	145 SHARON ST	STOUGHTON	MA	CODO	FEE	Mobil Mart
**	130 MAIN ST	KINGSTON	MA	CODO	FEE	Mobil Mart
**	1266 BROADWAY	RAYNHAM	MA	CORS	FEE	On the Run

1-3

**	1050 BALD HILL RD	WARWICK	RI	CORS	FEE	On the Run
**	155 FAUNCE CRNR	NORTH DARTMOUTH	MA	CODO	FEE	Mobil Mart
**	1095 COUNTY ST	TAUNTON	MA	CODO	FEE	Mobil Mart
**	249 POST ROAD	WESTERLY	RI	CODO	FEE	Mobil Mart
**	1776 POST RD	WARWICK	RI	CODO	FEE	Snack Shop
**	900 WAMPANOAG TRL	EAST PROVIDENCE	RI	CODO	FEE	On the Run
**	2900 CRANBERRY HIGHWAY	WAREHAM	MA	CODO	FEE	Mobil Mart
**	37 COUNTY RD	MATTAPOISETT	MA	CODO	FEE	Snack Shop
**	1249 NEWPORT AVE	ATTLEBORO	MA	CODO	FEE	Mobil Mart
**	RT 28 & SPRING BARS ROAD	FALMOUTH	MA	CODO	FEE	Snack Shop
**	1449 ROUTE 132	HYANNIS	MA	CODO	FEE	Bay
**	1734 FALMOUTH RD ROUTE 28	CENTERVILLE	MA	CORS	FEE	On the Run
**	285 STATE RD	NORTH DARTMOUTH	MA	CODO	FEE	Mobil Mart
**	6228 POST RD	NORTH KINGSTOWN	RI	CODO	FEE	Mobil Mart
**	354 PUTNAM PIKE	SMITHFIELD	RI	CORS	FEE	On the Run
**	3079 TOWER HILL RD	SOUTH KINGSTOWN	RI	CORS	FEE	Mobil Mart
**	1897 PLAINFIELD PIKE	JOHNSTON	RI	CODO	FEE	Mobil Mart
**	EAST AVE	WESTERLY	RI	CORS	FEE	On the Run
**	52 JAMES REYNOLDS RD	SWANSEA	MA	CODO	FEE	On the Run
**	601 MAIN ST	WEST YARMOUTH	MA	CODO	FEE	Mobil Mart
**	518 FALMOUTH RD	MASHPEE	MA	CORS	FEE	On the Run
**	91 VET MEMORIAL DR	WARWICK	RI	CORS	FEE	On the Run
**	MAIN STREET	WYOMING	RI	CODO	FEE	On the Run
**	2683 ROUTE 6, BOX 1466	WELLFLEET	MA	CODO	FEE	Snack Shop
**	2160 RT 6A	BREWSTER	MA	CODO	FEE	Snack Shop
**	109 ROUTE 6A	ORLEANS	MA	CORS	LEASE	On the Run
**	511 STATION AVE	YARMOUTH	MA	CORS	FEE/LEASE	On the Run
**	280 LAFAYETTE RD	HAMPTON	NH	CORS	LEASE	On the Run
**	48 CONCORD RD	LEE	NH	CORS	LEASE	On the Run
**	210 EDDY RD	MANCHESTER	NH	CODO	LEASE	C-Store
**	2 MAIN ST	TEWKSBURY	MA	CODO	LEASE	Mobil Mart
**	9597 WESTFORD RD	TYNGSBORO	MA	CORS	LEASE	On the Run
**	5A AYERS VILLAGE RD	METHEUN	MA	CORS	LEASE	On the Run
**	816 MEMORIAL DR	CAMBRIDGE	MA	CODO	LEASE	Snack Shop
**	2615 MASSACHUSETTS AVE	CAMBRIDGE	MA	CODO	LEASE	Snack Shop
**	88 BOSTON POST RD	WESTON	MA	CODO	LEASE	Snack Shop
**	85 SOUTHAMPTON ST	ROXBURY	MA	CORS	LEASE	On the Run
**	343 FRESH POND PKY	CAMBRIDGE	MA	CODO	LEASE	Snack Shop
**	553 MASSACHUSETTS AVE	ACTON	MA	CODO	LEASE	Mobil Mart
**	696 COCHITUATE RD	FRAMINGHAM	MA	CORS	LEASE	On the Run

1-4

**	173 BEDFORD ST	BURLINGTON	MA	CODO	LEASE	On the Run
**	315 COMMONWEALTH RD	WAYLAND	MA	CODO	LEASE	Snack Shop
**	1111 GREAT PLAIN AVE	NEEDHAM	MA	CODO	LEASE	Mobil Mart
**	165 SOUTH ST	WRENTHAM	MA	CODO	LEASE	Snack Shop
**	143 NAHATAN ST	NORWOOD	MA	CODO	LEASE	Snack Shop
**	751 MAIN ST	WALPOLE	MA	CODO	LEASE	Snack Shop
**	971 PROVIDENCE HWY	NORWOOD	MA	CODO	LEASE	Mobil Mart
**	710 HIGH ST	WESTWOOD	MA	CORS	LEASE	On the Run
**	107 MAIN ST	MEDWAY	MA	CODO	LEASE	Snack Shop
**	980 PROVIDENCE HWY	WALPOLE	MA	CODO	LEASE	On the Run
**	365 MAIN STREET	STURBRIDGE	MA	CODO	LEASE	Mobil Mart
**	SOUTH ST	WRENTHAM	MA	CORS	LEASE	On the Run
**	301 ELM ST	BRAINTREE	MA	CODO	LEASE	On the Run
**	93 MAZZEO DR	RANDOLPH	MA	CORS	LEASE	On the Run
**	250 GRANITE ST	BRAINTREE	MA	CORS	LEASE	On the Run
**	I-495 & RT 24 SB	BRIDGEWATER	MA	CORS	LEASE	Mobil Mart
**	I-495 & RT 24	BRIDGEWATER	MA	CORS	LEASE	Mobil Mart
**	89 WASHINGTON ST	NORWELL	MA	CODO	LEASE	Mobil Mart
**	960 FALL RIVER AVE	SEEKONK	MA	CODO	LEASE	Mobil Mart
**	975 OAKLAWN AVE	CRANSTON	RI	CODO	LEASE	Snack Shop
**	269 VALLEY ST	PROVIDENCE	RI	CODO	LEASE	Mobil Mart
**	389 ELMWOOD AVE	PROVIDENCE	RI	CODO	LEASE	Snack Shop
**	2336 PAWTUCKET AVE	EAST PROVIDENCE	RI	CORS	LEASE	On the Run
**	452 ROUTE 134	SOUTH DENNIS	MA	CODO	LEASE	Mobil Mart
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**

1-5

**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**

1-6

EXHIBIT 2 - DESIGNATED GEOGRAPHIES

Commonwealth of Massachusetts

State of New Hampshire

State of Rhode Island

State of Maine

State of Vermont

2-1

EXHIBIT 3 - PRODUCT SPECIFICATIONS

Gasoline:         The gasoline, as dispensed to consumer vehicles, shall meet all Federal, State and Local regulatory requirements.

In addition, the gasoline shall meet the specifications described in the Engine Fuels and Automotive Lubricants Regulation in the latest Edition of NIST Handbook 130.  Handbook 130 is available at http://www.nist.gov/public_affairs/pubs.htm

Diesel:                        The diesel fuel, as dispensed to consumer vehicles, shall meet all Federal, State and Local regulatory requirements.

In addition, the diesel fuel shall meet the specifications described in the Engine Fuels and Automotive Lubricants Regulation in the latest Edition of NIST Handbook 130.  Handbook 130 is available at http://www.nist.gov/public_affairs/pubs.htm

During the winter months, the low temperature fluidity of the diesel fuel, as dispensed to consumers shall meet the 10th percentile minimum temperatures as presented in Appendix V of the latest version of ASTM D975.  The low temperature fluidity shall be measured by the Cloud Point (ASTM D2500, D5771, D5772 or D5773), the CFPP (ASTM D6371 or the LTFT (ASTM D4539).  Low temperature fluidity may be improved through the use of LTFT or CFPP additives or by blending with ULSD No. 1 Diesel Fuel.  Cloud point depressants are specifically prohibited from use.

Testing:                 Every month, during the Term, BFA Holder shall cause to be conducted testing of samples of Unleaded Regular, Unleaded Premium and Diesel Fuel taken at a retail site served by each terminal source pursuant to the Agreement to be sold under the Proprietary Marks.  All such tests shall be conducted by independent third party laboratories using appropriate test methods to confirm compliance with the applicable standards described above (and such other tests as may be identified by ExxonMobil from time to time).  BFA Holder shall cause each testing laboratory to deliver certified copies of the results of all such tests to both BFA Holder and ExxonMobil simultaneously and  immediately upon completion.

The gasoline samples shall be tested for the following properties, using one of the designated ASTM test methods:

Octane	D2699 and D2700
Distillation	D86
RVP	D5191
T(v/l=20)	D5188
Oxygenates	D4815, D5599
Sulfur	D2622, D 5453, D6920, D3120, D7039
Silver Corrosion	D4814 Annex A
API Gravity	D287

The diesel fuel shall be tested for the following properties, using the designated ASTM test methods:

Cetane Index
API Gravity	D287
Distillation	D86
Flash Point	D93
Lubricity	D6079
CFPP (Winter Only)	D6371
Appearance	D4176 Procedure 2

3-1

EXHIBIT 4 - ADDITIVES

Additive type and treatment rates will be as specified by ExxonMobil from time to time and are subject to change in the sole discretion of ExxonMobil.

Initial additive treatment rates are as follows:

Additive and Treat Rates

Additive:	**
LAC:	**
Treat Rate, Premium:	**
Treat Rate, Regular and Midgrade:	**

Additive VAR

BFA HOLDER IS RESPONSIBLE FOR ENSURING THAT ADDITIVE TREAT RATE OR OTHER ADDITIVE RELATED REPORTING IS SUBMITTED ACCURATELY AND IN A TIMELY MANNER TO THE U.S. EPA OR OTHER STATE OR LOCAL AUTHORITIES AS REQUIRED.  A grade-by-grade breakout for Mobil or Exxon Branded Sales is to be included.  A copy of the monthly VAR (Volumetric Additive Reconciliation) reports for all terminals (whether proprietary to BFA Holder or a third-party) used by BFA Holder for the additization of Mobil or Exxon Branded Fuels, should be send to the following email address: ETA.AdditiveTFOI&W@Exxonmobil.com by the tenth day after the end of each month.

Supply Terminals

Licensee is responsible for ensuring that sufficient additive inventories are maintained by working with the additive supplier and providing them any additive inventory and usage data they require.

Waivers

Waivers of ANY EXXONMOBIL specified ADDITIVE OR FUEL QUALITY SPECIFICATION CAN BE REQUESTED THROUGH THE EXXONMOBIL FUELS QUALITY MANAGER.  AS OF THE TIME OF CONTRACT SIGNING, THE FUELS QUALITY MANAGER CONTACT INFORMATION IS AS FOLLOWS:

**

**

**

**

4-1

EXHIBIT 5

INTENTIONALLY OMITTED

5-1

EXHIBIT 6 - EXXONMOBIL OIL CORPORATION ELECTRONIC

FUNDS TRANSFER AUTHORIZATION AGREEMENT

( )
Customer	Branded Account Number	Telephone

Address	City, State, Zip

FAX #	Customer Accounting Contact	Invoice or Draft Limitation

The above-named Customer hereby authorizes ExxonMobil Oil Corporation (“ExxonMobil”) to initiate electronic funds transfers (“EFT”) from the Bank/Financial Institution named below for withdrawal of funds (“Debit Entries”) to effect payment by Customer.

Bank/Financial Institution/Branch	Bank Account Number

Street Address or P. O. Box	Transit Routing Number

( )
City State Zip	Bank Contact Telephone

Customer agrees to maintain sufficient funds in the above-designated Commercial bank account to pay EFT Debit Entries when initiated.  Should the Debit Entry be rejected by the Bank/Financial Institution for any reason, ExxonMobil reserves the right to immediately terminate this agreement and/or require, in ExxonMobil’s sole discretion, certified or cashier’s check, money order, pre-payment or other approved means of payment.

Customer represents and warrants that all funds used to pay for products via EFT shall be drawn or drafted from Customer’s commercial account, which account is not established or used as a personal family or household account or used for personal, family or household purposes and which will not be used for such purposes during the pendency of this Agreement.  Customer agrees to indemnify, defend and hold ExxonMobil harmless for any misrepresentation relating to the above representation.

This Agreement supersedes any previously executed Agreement regarding EFT.  All other terms and provisions of other agreements between Customer and ExxonMobil remain in effect, except as expressly provided herein.

Check One

☐ FIRST AGREEMENT	(attach voided check)	☐ OTHER

☐ BANK CHANGE	" " "

☐ BANK ACCOUNT CHANGE	" " "

(x)
BFA HOLDER	DATE	WITNESS	DATE

6-1

EXHIBIT 7 - FACILITY REQUIREMENTS

	ALL NEW PROJECTS (Approvals from Effective Date)		BFA HOLDER BRANDED OUTLETS EXISTING PRIOR TO EFFECTIVE DATE
	NTI’s(1) & D&R’s(2)	CONVERSIONS	FORMERLY CLASSIFIED KEY OR STRATEGIC SITES	FORMERLY CLASSIFIED MARGINAL SITES
Canopies	GEMINI 3D illuminated canopy over all pump islands	GEMINI canopy (3D illuminated, 3D non-illuminated or 2D non-illuminated) over all pump islands, including internally illuminated canopy fascia sign	GEMINI canopy (3D illuminated, 3D non-illuminated or 2D non-illuminated) over all pump islands, including internally illuminated canopy fascia sign	Same as Strategic Sites

Dispensers	Minimum of 4 MPDs with GEMINI graphics, Pay at the Pump	Same as NTI’s	Minimum of 4 MPDs with GEMINI graphics, Pay at the Pump	Minimum 2 MPDs with GEMINI graphics.

ID Sign	NTI’s, GEMINI ID/price sign system. D&R’s, GEMINI ID/price sign system, or prior approved ID/price sign system (If prior sign system, sign should have appropriate appearance and functionality)	GEMINI ID/price sign system, or approved existing ID/price sign system (If existing sign system, sign should have appropriate appearance and functionality)	GEMINI price sign system, or prior approved ID/price sign system (If prior sign system, sign should have appropriate appearance and functionality)	Same as Strategic Sites

Paint	GEMINI paint treatment to curbing, canopy columns, ID/price sign and lighting poles	Same as NTI’s	GEMINI paint treatment to curbing, canopy columns, ID/price sign and lighting poles	Same as Strategic Sites

POS	Operating retail automation system compatible with ExxonMobil’s card processing network	Same as NTI’s	Operating retail automation system compatible with XOM’s card processing network	Same as Strategic Sites

(1)     NTI (New to Industry) project is a new to gasoline business retail store development

(2)     D&R (Demolish and Rebuild) project is an existing retail gasoline outlet being demolished and a new facility being built on that site

*Please reference Retail Image Standards on Branded Wholesaler Portal for specific information.

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EXHIBIT 8- TOBACCO ASSURANCE LETTER

c/o ExxonMobil BSCC
Suite 107
95 Foundry St.
Moncton, N.B.
E1C5H7, Canada

Youth Access to Tobacco

Dear ExxonMobil Branded Wholesaler:

As you have probably heard, ExxonMobil announced that it is further enhancing measures to curb sales of tobacco products to minors at its company-operated stores.  This is part of a mutual cooperation agreement that the company has entered into with the Attorneys General of 43 states.

While the agreement, for the most part, addresses tobacco sales at ExxonMobil company-operated stores, we also recognize that many of our branded wholesalers and dealers sell tobacco products and can benefit, should they so choose, from the practices and programs we will be putting in place at our company stores.  Those practices will include, among others, access to signage, training, and compliance checks designed to limit sales to underage customers.  The sale of tobacco products is an important part of the overall customer offering of many, if not most, of our branded wholesalers and dealers.  We hope that our agreement and the information that we share with you will ensure that those sales are made responsibly.

The new ExxonMobil branded wholesaler and dealer motor fuels franchise agreements contain provisions that prohibit the sale of tobacco products to underage customers as prescribed in any local, state or federal regulation.  The agreements also require that branded wholesalers and dealers comply with all tobacco sales laws and that  they promptly inform us of any notices of violations received from authorities. These provisions are material and significant to our franchise relationship and will be treated as such by ExxonMobil.  We regard compliance with tobacco sales laws as a matter of utmost importance.  If you have executed a new ExxonMobil branded wholesaler franchise agreement and you receive a notice of violation concerning the sale of tobacco at one of your company operated facilities, please report receipt of that notice to:

ExxonMobil

Tobacco Sales Compliance - Branded Wholesaler Supervisor

c/o ExxonMobil BSCC

Suite 107

95 Foundry St.

Moncton, N.B.

E1C5H7, Canada

Recognizing the importance to your business of maintaining responsible sales of these products, we will work closely with you to provide access to the practices and programs we are employing. Enclosed with this communication is a copy of a booklet outlining ExxonMobil’s Tobacco Awareness Program for our company-operated retail stores (CORS) .  You may find the CORS retailing practices outlined in that booklet helpful in your own efforts to prevent tobacco sales to minors.  In the coming weeks, we will follow-up with more information concerning the availability of programs you may wish to employ at your sites.  In the meantime, please contact your Territory Manager if you have any questions concerning the issue of youth access to tobacco products.  We encourage you to work with your dealers, store managers and sales associates to maintain the highest level of compliance with tobacco sales regulations and that you support their efforts to prevent the sales of tobacco products to minors.  We also request that you provide a copy of this letter to each of your dealers and confirm in writing that you have done so by signing this letter where indicated below.  For your convenience we have included a sample cover letter you can use for this communication.

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Thank you for your cooperation in this important matter.

Sincerely,

[ ]
Branded Wholesaler Business Manager

Acknowledgement That BFA Holder

Has Provided A Copy of this Letter to

Each of Its Dealers

[BFA HOLDER NAME]

By____________________________

Printed Name:___________________

Title:__________________________

Date:__________________________

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SAMPLE COVER LETTER

FROM BFA HOLDER TO BFA HOLDER SERVED DEALERS

, 2003

Dear Dealer:

As you may have heard, ExxonMobil announced that it is further enhancing measures to curb sales to tobacco products to minors at its company-operated stores.  This is part of a mutual cooperation agreement that the company has entered into with the Attorneys General of 43 states.

Enclosed with this letter is recent correspondence we have received from ExxonMobil on this important issue, which you should review closely.  Like ExxonMobil, we emphasize the importance of taking pro-active measures to ensure compliance with laws prohibiting the sale of tobacco products to minors and with laws governing tobacco sales generally.  As we learn of programs and practices being used by ExxonMobil at its company-operated stores and as we develop programs at our own stores, we will share them with you to help you promote responsible tobacco sales at your location.

Thank you for your cooperation in this matter.  If you have questions, please let us know.

Sincerely,

[BFA Holder]

Enclosure

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9-1 EXHIBIT 9A - MOBIL DE-BRANDING GUIDELINES Yes No N/A 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Site Name: Address: City: Site Number: State / Zip Code: ExxonMobil Retail Identity Debranding Checklist II. Canopy/Canopy Fascia III. Fueling Area Complete? Date Completed Element Removal Description (Minimum Requirements) Remove or change at least one of the names of the ExxonMobil proprietary fuel grade identifiers on the Main ID pricing panel. The new grade names may not appear in the proprietary Mobil font. Remove the ExxonMobil proprietary fuel logos (Mobil) from the Main ID/Price Sign, High Rise Sign, and any Secondary Signs. Also remove any panels containing ExxonMobil proprietary logos such as Mobil Mart, Mobil Wash, Wash n' Run, Mobil 1, Speedpass, etc. I. Main ID/Price Sign, High Rise Sign, and Secondary Signs # Remove the 2/3 Mobil Blue canopy, panels, decals, or other material. The resulting appearance cannot have the 2/3 blue and 1/3 white appearance of the ExxonMobil proprietary tradedress associated wtih the Mobil brand. Remove any ExxonMobil proprietary logos from spreader boxes and/or other canopy column fixtures. Remove the ExxonMobil proprietary fuel logos (Mobil) and any other ExxonMobil proprietary logos from canopy fascia. There should be no other signage containing ExxonMobil proprietary logos or that refer to a ExxonMobil brand anywhere on the canopy fascia. Also remove any remaining "ghosted images" of ExxonMobil logos from canopy fascia. Remove or change at least two of the colors and one of the names of the ExxonMobil proprietary fuel grade identifiers on the dispensers. The new grade names may not appear in the proprietary Mobil font. Remove all ExxonMobil proprietary logos, advertising, and slogans, from the fuel islands and dispensers, including any Mobil, Pegasus, and Speedpass logos, any branded pump topper inserts, any Pegasus pump skirts, any dispenser valance/spreader box/pump header logos, any credit card decals and applications, and any ExxonMobil slogans (i.e. We're Drivers Too). IV. Site Building Exterior, Perimeter, Interior, and Other Remove all ExxonMobil Customer Service decals and other decals with ExxonMobil information posted on or near front entrance of the convenience store or shop. Remove the 2/3 Mobil Blue building fascia so the resulting appearance cannot have the 2/3 blue and 1/3 white appearance of the ExxonMobil proprietary tradedress associated wtih the Mobil brand. Remove all exterior and interior signage containing ExxonMobil proprietary logos,such as Mobil, Mobil Mart, Mobil Wash, Wash n' Run, Mobil 1, Speedpass, etc., from the convenience store buildings, car wash, service bays, and any other ancillary buildings. There should be no signage containing ExxonMobil proprietary logos anywhere on the entire site. Remove all ExxonMobil proprietary Pegasus logos from the interior and exterior of the buildings. Remove all signage containing ExxonMobil proprietary logos from the perimeter signs and equipment, such as pay phones, trash cans, vacuums, air/water machines, ATMs, etc. Remove all ExxonMobil sponsored credit card applications and decals from the interior and exterior of the buildings. Ensure that electronic messaging on dispensers or any other forms of electronic broadcasts on the site do not contain any ExxonMobil proprietary logos, advertising, and/or slogans. *For further information, please see the Mobil De-branding Guidelines attached hereto.

9-2 EXHIBIT 9B - EXXON DE-BRANDING GUIDELINES Yes No N/A 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Remove all ExxonMobil sponsored credit card applications and decals from the interior and exterior of the buildings. Ensure that electronic messaging on dispensers or any other forms of electronic broadcasts on the site do not contain any ExxonMobil proprietary logos, advertising, and/or slogans. Remove or paint over any building fascia that contain Exxon Red panels outlined with white. Remove all exterior and interior signage containing ExxonMobil proprietary logos,such as Exxon, Tiger Mart, Tiger Shop, Tiger Market, Wash n' Run, Tiger Wash, Mobil 1, Speedpass, etc., from the convenience store buildings, car wash, service bays, and any other ancillary buildings. There should be no signage containing ExxonMobil proprietary logos or brands anywhere on the entire site. Remove all ExxonMobil proprietary Tiger logos from the interior and exterior of the buildings. Remove all signage containing ExxonMobil proprietary logos from the perimeter signs and equipment, such as pay phones, trash cans, vacuums, air/water machines, ATMs, etc. Remove or change at least two of the colors and one of the names of the ExxonMobil proprietary fuel grade identifiers on the dispensers. Remove all ExxonMobil proprietary logos, brand names, advertising, and slogans, from the fuel islands and dispensers, including any Exxon, Tiger, and Speedpass logos, any branded pump topper inserts, any Tiger pump skirts, any dispenser valance/spreader box/pump header logos, any credit card decals and applications, and any ExxonMobil slogans (i.e. We're Drivers Too). IV. Site Building Exterior, Perimeter, Interior, and Other Remove all ExxonMobil Customer Service decals and other decals with ExxonMobil information posted on or near front entrance of the convenience store or shop. I. Main ID/Price Sign, High Rise Sign, and Secondary Signs # Remove the 2/3 Exxon Red canopy panels, decals, or other material. Also, remove or paint over red or gray panels outlined in white. The resulting appearance cannot have the 2/3 red and 1/3 white appearance of the ExxonMobil proprietary tradedress nor the white outlined canopy design associated wtih the Exxon brand. Remove any ExxonMobil proprietary logos from spreader boxes and/or other canopy column fixtures. Remove or paint over red, blue or gray panels outlined in white. Remove the ExxonMobil proprietary fuel logos (Exxon) and any other ExxonMobil proprietary logos from canopy fascia. There should be no other signage containing ExxonMobil proprietary logos or that refer to an ExxonMobil brand anywhere on the canopy fascia. Also remove any remaining "ghosted images" of ExxonMobil logos from canopy fascia. ExxonMobil Retail Identity Debranding Checklist II. Canopy/Canopy Fascia III. Fueling Area Complete? Date Completed Element Removal Description (Minimum Requirements) Remove or change at least one of the names of the ExxonMobil proprietary fuel grade identifiers on the Main ID pricing panel. Remove the ExxonMobil proprietary fuel logos (Exxon) from the Main ID/Price Sign, High Rise Sign, and any Secondary Signs. Also remove any panels containing ExxonMobil proprietary logos such as Tiger Mart, Tiger Shop, Tiger Market, Wash n' Run, Tiger Wash, Mobil 1, Speedpass, etc. Site Name: Address: City: Site Number: State / Zip Code: *For further information, please see the Exxon De-branding Guidelines attached hereto.

EXHIBIT 10

**

10-1

EXHIBIT 11

KEY PERSON CLAUSE

1.                                      It is understood and agreed that the person holding the office of Chief Executive Officer, from time to time, is designated the “Key Person”. The Key Person shall personally operate on a daily basis the business of BFA Holder covered by this Brand Fee Agreement. The phrase “to operate on a daily basis the business covered by this Brand Fee Agreement” shall mean that the Key Person must manage the business and have authority to make all business decisions that an unincorporated branded wholesaler normally makes concerning operations of a branded wholesaler business.  BFA Holder represents that the Key Person has the authority to buy and sell Products, to enter into financing agreements on behalf of BFA Holder, and to authorize merchandising and/or cooperative advertising programs.

(a)                                 (This subsection shall be inoperative unless the blank herein has been completed.) In the event that the Key Person(s) named above in this Paragraph 2 does not personally operate on a daily basis the business covered by this Brand Fee Agreement or is replaced as provided in this Exhibit, the person holding the office of Chief Financial Officer (or) and Executive Vice President is designated as an acceptable Key Person (“alternate Key Person(s)”). When acting as the Key Person, the alternate Key Person shall be subject to all the terms and conditions of this Exhibit and the Brand Fee Agreement.

(b)                                 Should the Key Person, or all of the Key Persons if an alternate Key Person is designated, cease to operate on a daily basis the business covered by the Brand Fee Agreement, the Brand Fee Agreement and the Franchise Relationship may be terminated or non-renewed by ExxonMobil.

2.                                      The Brand Fee Agreement and Franchise Relationship may also be terminated or non-renewed by ExxonMobil if an act or event occurs concerning or involving any person acting as the Key Person or alternate Key Person, which would permit termination or non-renewal under the PMPA if such an act or event concerned or involved a franchisee as such is defined therein.

3.                                      If any of the acts or events described above as grounds for termination or non-renewal of the Brand Fee Agreement and Franchise Relationship shall occur, BFA Holder may seek ExxonMobil’s agreement to change or delete, by amendment, one or more of the positions listed above by making a written request at least forty-five (45) days prior to any change. Such request shall include such information as ExxonMobil may designate as necessary to determine the qualifications of the new proposed position. ExxonMobil will consider and respond to BFA Holder’s request within thirty (30) days following receipt of BFA Holder’s written request.  Such request for change may be denied at ExxonMobil’s reasonable discretion.

4.                                      This Exhibit cancels and supersedes any pre-existing Key Person Clause of the Brand Fee Agreement.

ACCEPTED:	ACCEPTED:
BFA Holder: «CUSTOMER_NAME»	EXXONMOBIL OIL CORPORATION (ExxonMobil)

By: (X)	By:
BFA Holder

Title:	Date:

Date:

11-1

EXHIBIT 12 - NOTICES

NOTICES - RHODE ISLAND AND PMPA

RHODE ISLAND

Under Rhode Island law, ExxonMobil Oil Corporation is required to furnish you the following information in writing with respect to the Brand Fee Agreement offered to you:

1.                                      Gallonage History:

Not applicable - no “location” involved.

2                                         ExxonMobil Oil Corporation does not make any gallonage projections but you are obligated to purchase certain minimum quantities of motor fuel as provided in the Brand Fee Agreement.

Not applicable — no minimum quantity requirement

3.                                      Previous Dealers:

Not applicable - no “location” involved.

4                                         Legally binding commitment to sell, demolish, or dispose of this location.

Not applicable - no real estate involved.

5.                                      ExxonMobil offers you the following training programs which have been explained to you:   initial franchise-management training and other training as ExxonMobil makes available to all franchise branded wholesalers from time to time.

Motor fuels, motor oil and lubrication products, planned merchandising signs and equipment and certain other service station equipment can be purchased or leased from ExxonMobil or its designee.  ExxonMobil will also make available to you other services that it develops and offers to all franchise branded wholesalers.  While some of these other services may be provided without charge to you, ExxonMobil reserves the right to charge, or have its designated service provider charge, a fee to recoup costs and expenses involved in providing the services.  These services are subject to change by ExxonMobil and are subject to other terms and conditions contained in the Brand Fee Agreement between ExxonMobil and the BFA Holder (the “Brand Fee Agreement”).

6.                                      All agreements, addendums, riders, instruments, brochures, standards handbooks, operating manuals, etc. that will govern your relationship with ExxonMobil, if you become a ExxonMobil BFA Holder, have been enclosed or will be provided under separate cover.  These include the obligations that will be required of you and, among others, include your obligation to use advertising meeting ExxonMobil’s requirements, to participate in ExxonMobil’s national promotional programs and, on or after January 1, 2001, to contribute to a third-party administered media-advertising program if established by ExxonMobil in a key market where you operate.  They also include your obligations to meet the commitments in the Core Values provided in the Recitals of the Brand Fee Agreement and to comply with ExxonMobil’s National Standards as are in effect from time to time.  As a BFA Holder, you will be obligated to cause your stations and your dealer stations to comply with ExxonMobil’s core values, standards, and other requirements.  We suggest that you review these documents carefully in advance of signing any agreement with ExxonMobil.

7.                                      Under the terms of these agreements with ExxonMobil, a BFA Holder has  the right to sell, transfer or assign agreements only with the prior written consent of ExxonMobil.  If the BFA Holder is not an individual, ExxonMobil’s prior written consent must also be obtained for the sale, transfer or assignment of an ownership interest in the BFA Holder.  Any sale, transfer or assignment may also be subject to other terms and conditions as provided in the Brand Fee Agreement including, among others, a right of first refusal in favor of ExxonMobil.  All restrictions affecting ExxonMobil and concerning renewal and termination of the franchise are set forth in the Brand Fee Agreement, in the General Laws of Rhode Island and in the Federal Petroleum Marketing Practices Act.

12-1

The information contained herein and in the attached documents is provided in compliance with applicable law.  It does not constitute a representation or warranty on the part of ExxonMobil as to the potential of the service station nor the availability of products to achieve any such potential.

Please indicate your receipt of this notice in the place indicated below and return a copy to us for our files.

Sincerely,

EXXONMOBIL OIL CORPORATION

By:

Received this day of
, 20 ,
in compliance with the
General Laws of Rhode Island

BFA Holder

12-2

Revised Summary of Title I of the Petroleum Marketing Practices Act

Tuesday, June 25, 1996

AGENCY:  Department of Energy.

ACTION:  Notice.

SUMMARY:  This notice contains a summary of Title I of the Petroleum Marketing Practices Act, as amended (the Act).  The Petroleum Marketing Practices Act was originally enacted on June 19, 1978, and was amended by the Petroleum Marketing Practices Act Amendments of 1994, enacted on October 19, 1994.  On August 30, 1978, the Department of Energy published in the Federal Register a summary of the provisions of Title I of the 1978 law, as required by the Act.  The Department is publishing this revised summary to reflect key changes made by the 1994 amendments.

The Act is intended to protect franchised distributors and retailers of gasoline and diesel motor fuel against arbitrary or discriminatory termination or nonrenewal of franchises.  This summary describes the reasons for which a franchise may be terminated or not renewed under the law, the responsibilities of franchisors, and the remedies and relief available to franchisees.  The Act requires franchisors to give franchisees copies of the summary contained in this notice whenever notification of termination or nonrenewal of a franchise is given.

FOR FURTHER INFORMATION CONTACT:  Carmen Difiglio, Office of Energy Efficiency, Alternative Fuels, and Oil Analysis (PO-62), U.S. Department of Energy, Washington, D.C. 20585, Telephone (202) 586-4444; Lawrence Leiken, Office of General Counsel (GC-73), U.S. Department of Energy, Washington, D.C. 20585, Telephone (202) 586-6978.

SUPPLEMENTARY INFORMATION:  Title I of the Petroleum Marketing Practices Act, as amended, 15 U.S.C. §§2801-2806, provides for the protection of franchised distributors and retailers of motor fuel by establishing minimum Federal standards governing the termination of franchises and the nonrenewal of franchise relationships by the franchisor or distributor of such fuel.  Section 104(d) (1) of the Act required the Secretary of Energy to publish in the Federal Register a simple and concise summary of the provisions of Title I, including a statement of the respective responsibilities of, and the remedies and relief available to, franchisors and franchisees under that title.  The Department published this summary in the Federal Register on August 30, 1978.  43 F.R. 38743 (1978).

In 1994 the Congress enacted the Petroleum Marketing Practices Act Amendments to affirm and clarify certain key provisions of the 1978 statute.  Among the key issues addressed in the 1994 amendments are:  (1) termination or nonrenewal of franchised dealers by their franchisors for purposes of conversion to “company” operation; (2) application of state law; (3) the rights and obligations of franchisors and franchisees in third-party lease situations; and (4) waiver of rights limitations.  See H.R. REP. NO. 737, 103rd Cong., 2nd Sess. 2 (1994), reprinted in 1994 U.S.C.C.A.N. 2780.  Congress intended to:  (1) make explicit that upon renewal a franchisor may not insist on changes to a franchise agreement where the purpose of such changes is to prevent renewal in order to convert a franchisee-operated service station into a company-operated service station; (2) make clear that where the franchisor has an option to continue the lease or to purchase the premises but does not wish to do so, the franchisor must offer to assign the option to the franchisee; (3) make clear that no franchisor may require, as a condition of entering or renewing a franchise agreement, that a franchisee waive any rights under the Petroleum Marketing Practices Act, any other Federal law, or any state law; and (4) reconfirm the limited scope of Federal preemption under the Act. Id.

The summary which follows reflects key changes to the statute resulting from the 1994 amendments. The Act requires franchisors to give copies of this summary statement to their franchisees when entering into an agreement to terminate the franchise or not to renew the franchise relationship, and when giving notification of termination or nonrenewal. This summary does not purport to interpret the Act, as amended, or to create new legal rights.

In addition to the summary of the provisions of Title I, a more detailed description of the definitions contained in the Act and of the legal remedies available to franchisees is also included in this notice, following the summary statement.

12-3

Summary of Legal Rights of Motor Fuel Franchisees

This is a summary of the franchise protection provisions of the Federal Petroleum Marketing Practices Act, as amended in 1994 (the Act), 15 U.S.C. §§2801-2806. This summary must be given to you, as a person holding a franchise for the sale, consignment or distribution of gasoline or diesel motor fuel, in connection with any termination or nonrenewal of your franchise by your franchising company (referred to in this summary as your supplier).

You should read this summary carefully, and refer to the Act if necessary, to determine whether a proposed termination or nonrenewal of your franchise is lawful, and what legal remedies are available to you if you think the proposed termination or failure to renew is not lawful.  In addition, if you think your supplier has failed to comply with the Act, you may wish to consult an attorney in order to enforce your legal rights.

The franchise protection provisions of the Act apply to a variety of franchise agreements.  The term “franchise” is broadly defined as a license to use a motor fuel trademark which is owned or controlled by a refiner, and it includes secondary arrangements such as leases of real property and motor fuel supply agreements which have existed continuously since May 15, 1973, regardless of a subsequent withdrawal of a trademark.  Thus, if you have lost the use of a trademark previously granted by your supplier but have continued to receive motor fuel supplies through a continuation of a supply agreement with your supplier, you are protected under the Act.

Any issue arising under your franchise which is not governed by this Act will be governed by the law of the State in which the principal place of business of your franchise is located.

Although a State may specify the terms and conditions under which your franchise may be transferred upon the death of the franchisee, it may not require a payment to you (the franchisee) for the goodwill of a franchise upon termination or nonrenewal.

The Act is intended to protect you, whether you are a distributor or a retailer, from arbitrary or discriminatory termination or nonrenewal of your franchise agreement.  To accomplish this, the Act first lists the reasons for which termination or nonrenewal is permitted.  Any notice of termination or nonrenewal must state the precise reason, as listed in the Act, for which the particular termination or nonrenewal is being made.  These reasons are described below under the headings “Reasons for Termination” and “Reasons for Nonrenewal.”

The Act also requires your supplier to give you a written notice of termination or intention not to renew the franchise within certain time periods.  These requirements are summarized below under the heading “Notice Requirements for Termination or Nonrenewal.”

The Act also provides certain special requirements with regard to trial and interim franchise agreements, which are described below under the heading “Trial and Interim Franchises.”

The Act gives you certain legal rights if your supplier terminates or does not renew your franchise in a way that is not permitted by the Act.  These legal rights are described below under the heading “Your Legal Rights.”

The Act contains provisions pertaining to waiver of franchisee rights and applicable State law. These provisions are described under the heading “Waiver of Rights and Applicable State Law.”

This summary is intended as a simple and concise description of the general nature of your rights under the Act.  For a more detailed description of these rights, you should read the text of the Petroleum Marketing Practices Act, as amended in 1994 (15 U.S.C. §§2801-2806).  This summary does not purport to interpret the Act, as amended, or to create new legal rights.

I. Reasons for Termination

If your franchise was entered into on or after June 19, 1978, the Act bars termination of your franchise for any reasons other than those reasons discussed below.  If your franchise was entered into before June 19, 1978, there is no statutory restriction on the reasons for which it may be terminated.  If a franchise entered into before June 19, 1978, is terminated, however, the Act requires the supplier to reinstate the franchise relationship unless one of the reasons listed under this heading or one of the additional reasons for nonrenewal described below under the heading “Reasons for Nonrenewal” exists.

12-4

A. Non-Compliance with Franchise Agreement

Your supplier may terminate your franchise if you do not comply with a reasonable and important requirement of the franchise relationship.  However, termination may not be based on a failure to comply with a provision of the franchise that is illegal or unenforceable under applicable Federal, for State or local law.  In order to terminate for non-compliance with the franchise agreement, your supplier must have learned of this non-compliance recently.  The Act limits the time period within which your supplier must have learned of your non-compliance to various periods, the longest of which is 120 days, before you receive notification of the termination.

B. Lack of Good Faith Efforts

Your supplier may terminate your franchise if you have not made good faith efforts to carry out the requirements of the franchise, provided you are first notified in writing that you are not meeting a requirement of the franchise and you are given an opportunity to make a good faith effort to carry out the requirement.  This reason can be used by your supplier only if you fail to make good faith efforts to carry out the requirements of the franchise within the period which began not more than 180 days before you receive the notice of termination.

C. Mutual Agreement To Terminate the Franchise

A franchise can be terminated by an agreement in writing between you and your supplier if the agreement is entered into not more than 180 days before the effective date of the termination and you receive a copy of that agreement, together with this summary statement of your rights under the Act.  You may cancel the agreement to terminate within 7 days after you receive a copy of the agreement, by mailing (by certified mail) a written statement to this effect to your supplier.

D. Withdrawal From the Market Area

Under certain conditions, the Act permits your supplier to terminate your franchise if your supplier is withdrawing from marketing activities in the entire geographic area in which you operate.  You should read the Act for a more detailed description of the conditions under which market withdrawal terminations are permitted.  See 15 U.S.C. §2802(b) (E).

E. Other Events Permitting a Termination

If your supplier learns within the time period specified in the Act (which in no case is more than 120 days prior to the termination notice) that one of the following events has occurred, your supplier may terminate your franchise agreement:

(1)                                 Fraud or criminal misconduct by you that relates to the operation of your marketing premises.

(2)                                 You declare bankruptcy or a court determines that you are insolvent.

(3)                                 You have a severe physical or mental disability lasting at least 3 months which makes you unable to provide for the continued proper operation of the marketing premises.

(4)                                 Expiration of your supplier’s underlying lease to the leased marketing premises, if:  (a) your supplier gave you written notice before the beginning of the term of the franchise of the duration of the underlying lease and that the underlying lease might expire and not be renewed during the term of the franchise; (b) your franchisor offered to assign to you, during the 90-day period after notification of termination or nonrenewal was given, any option which the franchisor held to extend the underlying lease or to purchase the marketing premises (such an assignment may be conditioned on the franchisor receiving from both the landowner and the franchisee an unconditional release from liability for specified events occurring after the assignment); and (c) in a situation in which the franchisee acquires possession of the leased marketing premises effective immediately after the loss of the right of the franchisor to grant possession, the franchisor, upon the written request of the franchisee, made a bona fide offer to sell or assign to the franchisee the franchisor’s interest in any improvements or equipment located on the premises, or offered the franchisee a right of first refusal of any offer from another person to purchase the franchisor’s interest in the improvements and equipment.

(5)                                 Condemnation or other taking by the government, in whole or in part, of the marketing premises pursuant to the power of eminent domain.  If the termination is based on a condemnation or other taking, your supplier must give you a fair share of any compensation which he receives for any loss of business opportunity or good will.

(6)                                 Loss of your supplier’s right to grant the use of the trademark that is the subject of the franchise, unless the loss was because of bad faith actions by your supplier relating to trademark abuse, violation of Federal or State law, or other fault or negligence.

(7)                                 Destruction (other than by your supplier) of all or a substantial part of your marketing premises.  If the termination is based on the destruction of the marketing premises and if the premises are rebuilt or replaced by your supplier and operated under a franchise, your supplier must give you a right of first refusal to this new franchise.

12-5

(8)                                 Your failure to make payments to your supplier of any sums to which your supplier is legally entitled.

(9)                                 Your failure to operate the marketing premises for 7 consecutive days, or any shorter period of time which, taking into account facts and circumstances, amounts to an unreasonable period of time not to operate.

(10)                          Your intentional adulteration, mislabeling or misbranding of motor fuels or other trademark violations.

(11)                          Your failure to comply with Federal, State, or local laws or regulations of which you have knowledge and that relate to the operation of the marketing premises.

(12)                          Your conviction of any felony involving moral turpitude.

(13)                          Any event that affects the franchise relationship and as a result of which termination is reasonable.

II. Reasons for Nonrenewal

If your supplier gives notice that he does not intend to renew any franchise agreement, the Act requires that the reason for nonrenewal must be either one of the reasons for termination listed immediately above, or one of the reasons for nonrenewal listed below.

A. Failure To Agree on Changes or Additions To Franchise

If you and your supplier fail to agree to changes in the franchise that your supplier in good faith has determined are required, and your supplier’s insistence on the changes is not for the purpose of converting the leased premises to a company operation or otherwise preventing the renewal of the franchise relationship, your supplier may decline to renew the franchise.

B. Customer Complaints

If your supplier has received numerous customer complaints relating to the condition of your marketing premises or to the conduct of any of your employees, and you have failed to take prompt corrective action after having been notified of these complaints, your supplier may decline to renew the franchise.

C. Unsafe or Unhealthful Operations

If you have failed repeatedly to operate your marketing premises in a clean, safe and healthful manner after repeated notices from your supplier, your supplier may decline to renew the franchise.

D. Operation of Franchise is Uneconomical

Under certain conditions specified in the Act, your supplier may decline to renew your franchise if he has determined that renewal of the franchise is likely to be uneconomical.  Your supplier may also decline to renew your franchise if he has decided to convert your marketing premises to a use other than for the sale of motor fuel, to sell the premises, or to materially alter, add to, or replace the premises.

III. Notice Requirements for Termination or Nonrenewal

The following is a description of the requirements for the notice which your supplier must give you before he may terminate your franchise or decline to renew your franchise relationship.  These notice requirements apply to all franchise terminations, including franchises entered into before June 19, 1978 and trial and interim franchises, as well as to all nonrenewals of franchise relationships.

A. How Much Notice Is Required

In most cases, your supplier must give you notice of termination or non-renewal at least 90 days before the termination or nonrenewal takes effect.

In circumstances where it would not be reasonable for your supplier to give you 90 days notice, he must give you notice as soon as he can do so.  In addition, if the franchise involves leased marketing premises, your supplier may not establish a new franchise relationship involving the same premises until 30 days after notice was given to you or the date the termination or nonrenewal takes effect, whichever is later.  If the franchise agreement permits, your supplier may repossess the premises and, in reasonable circumstances, operate them through his employees or agents.

If the termination or nonrenewal is based upon a determination to withdraw from the marketing of motor fuel in the area, your supplier must give you notice at least 180 days before the termination or nonrenewal takes effect.

12-6

B. Manner and Contents of Notice

To be valid, the notice must be in writing and must be sent by certified mail or personally delivered to you.  It must contain:

(1)           A statement of your supplier’s intention to terminate the franchise or not to renew the franchise relationship, together with his reasons for this action;

(2)           The date the termination or non-renewal takes effect; and

(3)           A copy of this summary.

IV. Trial Franchises and Interim Franchises

The following is a description of the special requirements that apply to trial and interim franchises.

A. Trial Franchises

A trial franchise is a franchise, entered into on or after June 19, 1978, in which the franchisee has not previously been a party to a franchise with the franchisor and which has an initial term of 1 year or less.  A trial franchise must be in writing and must make certain disclosures, including that it is a trial franchise, and that the franchisor has the right not to renew the franchise relationship at the end of the initial term by giving the franchisee proper notice.

The unexpired portion of a transferred franchise (other than as a trial franchise, as described above) does not qualify as a trial franchise.

In exercising his right not to renew a trial franchise at the end of its initial term, your supplier must comply with the notice requirements described above under the heading “Notice Requirements for Termination or Nonrenewal.”

B. Interim Franchises

An interim franchise is a franchise, entered into on or after June 19, 1978, the duration of which, when combined with the terms of all prior interim franchises between the franchisor and the franchisee, does not exceed three years, and which begins immediately after the expiration of a prior franchise involving the same marketing premises which was not renewed, based on a lawful determination by the franchisor to withdraw from marketing activities in the geographic area in which the franchisee operates.

An interim franchise must be in writing and must make certain disclosures, including that it is an interim franchise and that the franchisor has the right not to renew the franchise at the end of the term based upon a lawful determination to withdraw from marketing activities in the geographic area in which the franchisee operates.

In exercising his right not to renew a franchise relationship under an interim franchise at the end of its term, your supplier must comply with the notice requirements described above under the heading “Notice Requirements for Termination or Nonrenewal.”

V. Your Legal Rights

Under the enforcement provisions of the Act, you have the right to sue your supplier if he fails to comply with the requirements of the Act.  The courts are authorized to grant whatever equitable relief is necessary to remedy the effects of your supplier’s failure to comply with the requirements of the Act, including declaratory judgment, mandatory or prohibitive injunctive relief, and interim equitable relief.  Actual damages, exemplary (punitive) damages under certain circumstances, and reasonable attorney and expert witness fees are also authorized.  For a more detailed description of these legal remedies you should read the text of the Act. 15 U.S.C. §§2801-2806.

VI. Waiver of Rights and Applicable State Law

Your supplier may not require, as a condition of entering into or renewing the franchise relationship, that you relinquish or waive any right that you have under this or any other Federal law or applicable State law.  In addition, no provision in a franchise agreement would be valid or enforceable if the provision specifies that the franchise would be governed by the law of any State other than the one in which the principal place of business for the franchise is located.

12-7

Further Discussion of Title I-Definitions and Legal Remedies

I. Definitions

Section 101 of the Petroleum Marketing Practices Act sets forth definitions of the key terms used throughout the franchise protection provisions of the Act.  The definitions from the Act which are listed below are of those terms which are most essential for purposes of the summary statement. (You should consult section 101 of the Act for additional definitions not included here.)

A. Franchise

A “franchise” is any contract between a refiner and a distributor, between a refiner and a retailer, between a distributor and another distributor, or between a distributor and a retailer, under which a refiner or distributor (as the case may be) authorizes or permits a retailer or distributor to use, in connection with the sale, consignment, or distribution of motor fuel, a trademark which is owned or controlled by such refiner or by a refiner which supplies motor fuel to the distributor which authorizes or permits such use.

The term “franchise” includes any contract under which a retailer or distributor (as the case may be) is authorized or permitted to occupy leased marketing premises, which premises are to be employed in connection with the  sale, consignment, or distribution of motor fuel under a trademark which is owned or controlled by such refiner or by a refiner which supplies motor fuel to the distributor which authorizes or permits such occupancy.  The term also includes any contract pertaining to the supply of motor fuel which is to be sold, consigned or distributed under a trademark owned or controlled by a refiner, or under a contract which has existed continuously since May 15, 1973, and pursuant to which, on May 15, 1973, motor fuel was sold, consigned or distributed under a trademark owned or controlled on such date by a refiner.  The unexpired portion of a transferred franchise is also included in the definition of the term.

B. Franchise Relationship

The term “franchise relationship” refers to the respective motor fuel marketing or distribution obligations and responsibilities of a franchisor and a franchisee which result from the marketing of motor fuel under a franchise.

C. Franchisee

A “franchisee” is a retailer or distributor who is authorized or permitted, under a franchise, to use a trademark in connection with the sale, consignment or distribution of motor fuel.

D. Franchisor

A “‘franchisor” is a refiner or distributor who authorizes or permits, under a franchise, a retailer or distributor to use a trademark in connection with the sale, consignment, or distribution of motor fuel.

E. Marketing Premises

“Marketing premises” are the premises which, under a franchise, are to be employed by the franchisee in connection with the sale, consignment, or distribution of motor fuel.

F. Leased Marketing Premises

“‘Leased marketing premises” are marketing premises owned, leased or in any way controlled by a franchisor and which the franchisee is authorized or permitted under the franchise, to employ in connection with the sale, consignment, or distribution of motor fuel.

G. Fail to Renew and Nonrenewal

The terms “fail to renew” and “nonrenewal” refer to a failure to reinstate, continue, or extend a franchise relationship (1) at the conclusion of the term, or on the expiration date, stated in the relevant franchise, (2) at any time, in the case of the relevant franchise which does not state a term of duration or an expiration date, or (3) following a termination (on or after June 19, 1978) of the relevant franchise which was entered into prior to June 19, 1978 and has not been renewed after such date.

12-8

II. Legal Remedies Available to Franchisee

The following is a more detailed description of the remedies available to the franchisee if a franchise is terminated or not renewed in a way that fails to comply with the Act.

A. Franchisee’s Right to Sue

A franchisee may bring a civil action in United States District Court against a franchisor who does not comply with the requirements of the Act.  The action must be brought within one year after the date of termination or nonrenewal or the date the franchisor fails to comply with the requirements of the law, whichever is later.

B. Equitable Relief

Courts are authorized to grant whatever equitable relief is necessary to remedy the effects of a violation of the law’s requirements.  Courts are directed to grant a preliminary injunction if the franchisee shows that there are sufficiently serious questions, going to the merits of the case, to make them a fair ground for litigation, and if, on balance, the hardship which the franchisee would suffer if the preliminary injunction is not granted will be greater than the hardship which the franchisor would suffer if such relief is granted.

Courts are not required to order continuation or renewal of the franchise relationship if the action was brought after the expiration of the period during which the franchisee was on notice concerning the franchisor’s intention to terminate or not renew the franchise agreement.

C. Burden of Proof

In an action under the Act, the franchisee has the burden of proving that the franchise was terminated or not renewed.  The franchisor has the burden of proving, as an affirmative defense, that the termination or nonrenewal was permitted under the Act and, if applicable, that the franchisor complied with certain other requirements relating to terminations and nonrenewals based on condemnation or destruction of the marketing premises.

D. Damages

A franchisee who prevails in an action under the Act is entitled to actual damages and reasonable attorney and expert witness fees.  If the action was based upon conduct of the franchisor which was in willful disregard of the Act’s requirements or the franchisee’s rights under the Act, exemplary (punitive) damages may be awarded where appropriate.  The court, and not the jury, will decide whether to award exemplary damages and, if so, in what amount.

On the other hand, if the court finds that the franchisee’s action is frivolous, it may order the franchisee to pay reasonable attorney and expert witness fees.

E. Franchisor’s Defense to Permanent Injunctive Relief

Courts may not order a continuation or renewal of a franchise relationship if the franchisor shows that the basis of the non-renewal of the franchise relationship was a determination made in good faith and in the normal course of business:

(1)           To convert the leased marketing premises to a use other than the sale or distribution of motor fuel;

(2)           To materially alter, add to, or replace such premises;

(3)           To sell such premises;

(4)           To withdraw from marketing activities in the geographic area in which such premises are located; or

(5)           That the renewal of the franchise relationship is likely to be uneconomical to the franchisor despite any reasonable changes or additions to the franchise provisions which may be acceptable to the franchisee.

In making this defense, the franchisor also must show that he has complied with the notice provisions of the Act.

This defense to permanent injunctive relief, however, does not affect the franchisee’s right to recover actual damages and reasonable attorney and expert witness fees if the nonrenewal is otherwise prohibited under the Act.

Issued in Washington, D.C. on June 12, 1996.

Marc W. Chupka,

Acting Assistant Secretary for Policy.

12-9

EXHIBIT 13-A

MOBIL PROPRIETARY MARKS

Retail Motor Fuels Business

Mark	Class	Appl. Number	Reg. Number	Authorized Use

Canopy Design	4, 35	77/860266		Motor fuels, namely gasoline and diesel fuels Retail of fuels for vehicles

Canopy Design with MOBIL in color	4, 35	77/860248		Motor fuels, namely gasoline and diesel fuels Retail of fuels for vehicles

Forecourt Design MOBIL in color and Pegasus Design In Circle	4, 35	77/860286		Motor fuels, namely gasoline and diesel fuels Retail of fuels for vehicles

13-1

Mark	Class	Appl. Number	Reg. Number	Authorized Use

Fuel Dispenser Design — MOBIL in color and Pegasus Design In Circle	4, 35	77/824668		Motor fuels, namely gasoline and diesel fuels Retail of fuels for vehicles

MOBIL	4	71/408518	363312	Motor fuels, namely, gasoline and diesel fuels

MOBIL	25	73/436242	1302728	Uniforms

MOBIL	37	73/068179	1046513	Automotive service station services

MOBIL (in color)	25	73/391554	1263693	Uniforms

MOBIL (in color)	37	73/070138	1049824	Automotive service station services

MOBIL (in color)	4	77/862545	3787476	Motor fuels, namely gasoline and diesel fuels

Pegasus Design	4	77/685131	3654749	Motor fuels, namely, gasoline and diesel fuels

Pegasus Design	25	73/737516	1530962	Uniforms

13-2

Mark	Class	Appl. Number	Reg. Number	Authorized Use

Pegasus Design	37	73/646301	1461344	Automotive service station services

Pegasus Design	4	77/685117		Motor fuels, namely, gasoline and diesel fuels

SPEEDPASS	35	76/369844	2884731	Business services, namely facilitation of transaction authorization

13-3

EXHIBIT 13-B

MOBIL PROPRIETARY MARKS

Related Businesses

Mark	Class	Appl. Number	Reg. Number	Authorized Use

BENGAL TRADERS GOURMET COFFEE and Design	30, 43	78/366759	2933079

Coffee only at locations identified on Exhibit 1 that offer BENGAL TRADERS coffee on the Effective Date.

Preparation and serving of coffee for consumption on or off the premises only at locations identified on Exhibit 1 that offer BENGAL TRADERS coffee on the Effective Date.

MOBIL	42	73/000277	1028163	Retail food store services

MOBIL (in color)	37	73/070138	1049824	Car wash services

MOBIL MART	42	73/506253	1338384	Retail food and convenience store services

Pegasus Design	21	75/103564	2078949	Containers, namely, cups and mugs

WASH N’ RUN	37	78/103355	2792917	Car wash services

WASH N’ RUN (design)	37	77/313540	3453272	Car wash services

13-4

EXHIBIT 14-A

EXXON PROPRIETARY MARKS

Retail Motor Fuels Business

Mark	Class	Appl. Number	Reg. Number	Authorized Use

Canopy Design	4, 35	77/859372		Motor fuels, namely gasoline and diesel fuels Retail of fuels for vehicles

Canopy Design with EXXON in color	4, 35	77/859354		Motor fuels, namely gasoline and diesel fuels Retail of fuels for vehicles

ESSO	4	71/181659	176408	Motor fuels, namely diesel fuels.

EXXON	4	72/296761	902044	Motor fuels, namely, gasoline and diesel fuels

EXXON	25	73/124656	1089259	Uniforms

EXXON	37	77/609708	3594892	Automotive service station services

EXXON (stylized)	4	77/748076	3736429	Motor fuels, namely, gasoline and diesel fuels

14-1

Mark	Class	Appl. Number	Reg. Number	Authorized Use

EXXON (stylized)	37	73/391554	1263693	Automotive service station services.

EXXON (stylized) and Design	4	72/407854	968512	Motor fuels, namely gasoline and diesel fuels

EXXON (stylized) and Design	37	77/609704	3594891	Automobile service station services

Forecourt Design EXXON in color and Running Live Tiger Design	4, 35	77/859402		Motor fuels, namely gasoline and diesel fuels Retail of fuels for vehicles

Fuel Dispenser Design — EXXON in color and Running Live Tiger Design	4, 35	77/823527		Motor fuels, namely gasoline and diesel fuels Retail of fuels for vehicles

14-2

Mark	Class	Appl. Number	Reg. Number	Authorized Use

Interlocking X Design	4	75/474257	2305494	Motor fuels, namely, gasoline and diesel fuels

Running Live Tiger Design	4	77/560609	3594835	Motor fuels, namely, gasoline and diesel fuels

Running Live Tiger Design	37	77/560522	3594833	Automotive service station services

Running Live Tiger Design with Striped Background	4	77/585076	3594868	Motor fuels, namely, gasoline and diesel fuels

SPEEDPASS	35	76/369844	2884731	Business services, namely facilitation of transaction authorization

14-3

EXHIBIT 14-B

EXXON PROPRIETARY MARKS

Related Businesses

Mark	Class	Appl. Number	Reg. Number	Authorized Use

BENGAL TRADERS GOURMET COFFEE and Design	30, 43	78/366759	2933079

Coffee only at locations identified on Exhibit 1 that offer BENGAL TRADERS coffee on the Effective Date.

Preparation and serving of coffee for consumption on or off the premises only at locations identified on Exhibit 1 that offer BENGAL TRADERS coffee on the Effective Date.

EXXON	37	77/609708	3594892	Car wash services

EXXON	42	73/659159	1471065	Retail food and convenience store services

EXXON SHOP	42	73/659160	1470218	Retail food and convenience store services

TIGER MART & Whimsical Tiger Design	35			Retail food and convenience store services

TIGER MART & Whimsical Tiger Design	35			Retail food and convenience store services

TIGER WASH	37	78/408223	3003997	Car wash services

14-4

Mark	Class	Appl. Number	Reg. Number	Authorized Use

TIGER WASH and Design	37	78/188466	2893891	Car wash services

WASH N’ RUN	37	78/103355	2792917	Car wash services

WASH N’ RUN (design)	37	77/313540	3453272	Car wash services

14-5

EXHIBIT 15

INITIAL TOTAL VOLUME

360,079,000 gallons

15-1

EXHIBIT 16

EXXON OR MOBIL BRANDED RETAIL OUTLETS

IN THE DESIGNATED GEOGRAPHIES

16-1

(REDACTED)

EXHIBIT 16

EXXON OR MOBIL BRANDED RETAIL OUTLETS

IN THE DESIGNATED GEOGRAPHIES

Site	Address	City	State

**	960 FALL RIVER AVE	SEEKONK	MA
**	30 CENTRAL SQ	CHELMSFORD	MA
**	44 GREAT ROAD	ACTON	MA
**	980 CHELMSFORD ST	LOWELL	MA
**	185 LITTLETON ROAD	WESTFORD	MA
**	453 WASHINGTON ST	WELLESLEY	MA
**	1335 MAIN ST	WALTHAM	MA
**	50 MIDDLESEX TPK	BURLINGTON	MA
**	272 POND ST	ASHLAND	MA
**	815 WASHINGTON	HOLLISTON	MA
**	432 BOSTON POST ROAD	SUDBURY	MA
**	178 MAIN STREET	READING	MA
**	155 FAUNCE CRNR	NORTH DARTMOUTH	MA
**	553 MASSACHUSETTS AVE	ACTON	MA
**	978 HIGHLAND AVE	MEDFORD	MA
**	1095 COUNTY ST	TAUNTON	MA
**	145 CHURCH STREET	PEMBROKE	MA
**	525 PARADISE ROAD	SWAMPSCOTT	MA
**	1123 BROADWAY	SAUGUS	MA
**	1330 MAIN STREET	READING	MA
**	107 STATE ST	NEWBURYPORT	MA
**	214 HAVERHILL ST	METHUEN	MA
**	14 NORTH MAIN STREET	ANDOVER	MA
**	109 COURT ST	PLYMOUTH	MA
**	198 HARVARD ST	BROOKLINE	MA
**	11 TAUNTON ST	PLAINVILLE	MA
**	1 MYSTIC AVE	MEDFORD	MA
**	372 WASHINGTON	STOUGHTON	MA
**	140 MEDWAY ROAD	MILFORD	MA
**	76 STOREY AVENUE	NEWBURYPORT	MA
**	22 MAPLE AVE	SHREWSBURY	MA
**	MAIN & NORTH STS	MEDFIELD	MA
**	1451 WASHINGTON	HANOVER	MA
**	193 WHITING ST	HINGHAM	MA
**	92 W MAIN ST	HOPKINTON	MA
**	1063 WORCESTER ROAD	FRAMINGHAM	MA
**	264 NEPONSET VALLEY PKY	HYDE PARK	MA
**	2900 CRANBERRY HWY.	EAST WAREHAM	MA

Site	Address	City	State

**	434 CAMBRIDGE ST	ALLSTON	MA
**	12 MASSACHUSETTS AVE	NORTH ANDOVER	MA
**	551 BROADWAY	METHUEN	MA
**	816 MEMORIAL DRIVE	CAMBRIDGE	MA
**	285 TURNPIKE ROAD	SHREWSBURY	MA
**	37 COUNTY ROAD	MATTAPOISETT	MA
**	76 WORCESTER ROAD	SOUTHBOROUGH	MA
**	512 CHESTNUT ST	LYNN	MA
**	345 BOYLSTON ST	BROOKLINE	MA
**	1269 FURNACE BROOK PKY	QUINCY	MA
**	1111 GREAT PLAIN AVE	NEEDHAM	MA
**	139 RIVER ROAD #I-93	ANDOVER	MA
**	154 ENDICOTT ST	DANVERS	MA
**	130 TURNPIKE ROAD	WESTBOROUGH	MA
**	1040 MAIN ST	TEWKSBURY	MA
**	350 WINTHROP AVE	NORTH ANDOVER	MA
**	2615 MASSACHUSETTS AVENUE	CAMBRIDGE	MA
**	303 N. PEARL STREET	BROCKTON	MA
**	1249 NEWPORT AVENUE	ATTLEBORO	MA
**	1012 BELMONT ST	BROCKTON	MA
**	RT 28 & SPRING BARS ROAD	FALMOUTH	MA
**	1094 BEACON ST	NEWTON	MA
**	431 NEWBURY ST	DANVERS	MA
**	165 SOUTH STREET	WRENTHAM	MA
**	277 BEDFORD ST	LEXINGTON	MA
**	1449 ROUTE 132	HYANNIS	MA
**	316 LOWELL ST	WILMINGTON	MA
**	309 LOWELL STREET	ANDOVER	MA
**	301 ELM STREET	BRAINTREE	MA
**	250 MAIN ST	STONEHAM	MA
**	441 BOSTON ROAD	BILLERICA	MA
**	1556 BLUE HILL	MATTAPAN	MA
**	91 LYNNFIELD ST	PEABODY	MA
**	270 W. MAIN STREET	MARLBOROUGH	MA
**	10 MILL ST	WORCESTER	MA
**	97 MAPLE ST	DANVERS	MA
**	350 SQUIRE ROAD	REVERE	MA
**	22 CONCORD TPKE EAST/WEST	CONCORD	MA

Site	Address	City	State

**	696 COCHITUATE ROAD	FRAMINGHAM	MA
**	265 GRANITE ST	BRAINTREE	MA
**	1734 FALMOUTH ROAD	CENTERVILLE	MA
**	491 FOUNDRY ST	SOUTH EASTON	MA
**	1175 MAIN ST	HOLDEN	MA
**	143 NAHATAN STREET	NORWOOD	MA
**	285 STATE ROAD	NORTH DARTMOUTH	MA
**	36 W MAIN ST	NORTHBOROUGH	MA
**	2776 WASHINGTON ST	CANTON	MA
**	575 W CENTER ST	WEST BRIDGEWATER	MA
**	173 BEDFORD ST	BURLINGTON	MA
**	123 CENTRAL ST	FOXBORO	MA
**	1 CENTRAL ST	GEORGETOWN	MA
**	189 CHAUNCY ST	MANSFIELD	MA
**	185 PARK AVE	WORCESTER	MA
**	334 GRAFTON ST	WORCESTER	MA
**	635 CHANDLER ST	WORCESTER	MA
**	660 MT AUBURN ST	WATERTOWN	MA
**	71 ESSEX AVENUE	GLOUCESTER	MA
**	242 WASHINGTON STREET	HUDSON	MA
**	767 MAIN ST	HAVERHILL	MA
**	386 MAIN ST	MELROSE	MA
**	972 MAIN ST	MILLIS	MA
**	751 MAIN ST	WALPOLE	MA
**	143 SUDBURY ROAD	CONCORD	MA
**	88 BOSTON POST ROAD	WESTON	MA
**	971 PROVIDENCE HWY	NORWOOD	MA
**	647 LOWELL ST	LEXINGTON	MA
**	845 MOODY ST	WALTHAM	MA
**	95 CHELMSFORD ST	CHELMSFORD	MA
**	1785 ANDOVER STREET	TEWKSBURY	MA
**	96 MONTVALE AVE	STONEHAM	MA
**	93 MAZZEO DR	RANDOLPH	MA
**	660 W CENTRAL ST	FRANKLIN	MA
**	52 JAMES REYNOLDS RD	SWANSEA	MA
**	1112 MAIN ST	CONCORD	MA
**	9597 WESTFORD ROAD	TYNGSBORO	MA
**	2105 COMMONWEALTH AVE	NEWTON	MA

Site	Address	City	State

**	601 MAIN STREET	WEST YARMOUTH	MA
**	789 S MAIN ST	HAVERHILL	MA
**	906 BEDFORD ST	ABINGTON	MA
**	1181 BLUE HILL AVE	MATTAPAN	MA
**	85 SOUTHAMPTON ST	ROXBURY	MA
**	2 SOUTH ST	STONEHAM	MA
**	250 GRANITE ST	BRAINTREE	MA
**	499 WASHINGTON ST	NORWOOD	MA
**	315 COMMONWEALTH ROAD	WAYLAND	MA
**	710 HIGH ST	WESTWOOD	MA
**	270 N MAIN ST	BELLINGHAM	MA
**	783 BLUE HILL AVE	DORCHESTER	MA
**	134 CEDAR ST	MILFORD	MA
**	190 KING ST	COHASSET	MA
**	208 CHURCH ST	PEMBROKE	MA
**	470 MERIDIAN ST	EAST BOSTON	MA
**	107 MAIN ST	MEDWAY	MA
**	980 PROVIDENCE HWY	WALPOLE	MA
**	548 FALMOUTH ROAD	MASHPEE	MA
**	512 MAIN STREET	WEYMOUTH	MA
**	158 MARKET ST	ROCKLAND	MA
**	940 ANDOVER STREET	TEWKSBURY	MA
**	23 PLEASANT ST	WOBURN	MA
**	273 E BERKELEY ST	BOSTON	MA
**	145 SHARON ST	STOUGHTON	MA
**	1033 TRAPELO ROAD	WALTHAM	MA
**	130 MAIN ST	KINGSTON	MA
**	396 WALTHAM ST	LEXINGTON	MA
**	2 ESSEX ST	SAUGUS	MA
**	500 KING ST	LITTLETON	MA
**	70 MAIN ST	AYER	MA
**	115 Whalon Street	FITCHBURG	MA
**	343 FRESH POND PKY	CAMBRIDGE	MA
**	596 SALEM ST	LYNNFIELD	MA
**	AIRPORT BUSINESS PK	EDGARTOWN	MA
**	RT 1 & 133	ROWLEY	MA
**	RT 3A AMD MEETINGHOUSE	SAGAMORE BEACH	MA
**	576 PLYMOUTH ST	HALIFAX	MA

Site	Address	City	State

**	200 OLD MAIN ROAD	NORTH FALMOUTH	MA
**	1 MAIN ST	UXBRIDGE	MA
**	397 GREAT PLAIN AVE	NEEDHAM	MA
**	196 HIGH STREET	WALTHAM	MA
**	823 KEMPTON ST	NEW BEDFORD	MA
**	2235 STATE ROAD/RT 3A	PLYMOUTH	MA
**	300 COUNTY ST	ATTLEBORO	MA
**	UPPER MAIN STREET	EDGARTOWN	MA
**	460 MAIN ST	BOLTON	MA
**	134 WEST MAIN STREET (RT9)	EAST BROOKFIELD	MA
**	93 SOUTHBRIDGE ST	NORTH OXFORD	MA
**	272 MAIN ST	PLYMPTON	MA
**	2322 S MAIN ST	FALL RIVER	MA
**	63 MAIN ST	DOUGLAS	MA
**	141 MAIN ST	EDGARTOWN	MA
**	367 ASHLEY BLVD	NEW BEDFORD	MA
**	1348 NEW STATE HWY	RAYNHAM	MA
**	RT 146 AND BOSTON ROAD	SUTTON	MA
**	ROUTE 131	STURBRIDGE	MA
**	1266 BROADWAY	RAYNHAM	MA
**	612 MIDDLESEX TPKE	BILLERICA	MA
**	2 WALPOLE STREET	DOVER	MA
**	2683 ROUTE 6	WELLFLEET	MA
**	540 MASSASOIT ROAD	WORCESTER	MA
**	452 ROUTE 134	SOUTH DENNIS	MA
**	302 PALMER AVE	FALMOUTH	MA
**	110 MAIN ST	CARVER	MA
**	68 POND ST	SHARON	MA
**	2155 IYANOUGH ROAD	WEST BARNSTABLE	MA
**	P O BOX 310/80 RTE 130	FORESTDALE	MA
**	140 SAMOSET ST	PLYMOUTH	MA
**	2 MAINS ST	TEWKSBURY	MA
**	24 SUTTON AVE	OXFORD	MA
**	2160 RT 6A	BREWSTER	MA
**	I495 AND RT 24 SB	BRIDGEWATER	MA
**	I495 AND RT 24 NB	EAST TAUNTON	MA
**	238 MAIN ST	TOWNSEND	MA
**	3 BOSTON ROAD	GROTON	MA

Site	Address	City	State

**	76 MAIN ST	LEOMINSTER	MA
**	280 NEW LANCASTER ROAD	LEOMINSTER	MA
**	94 BRIDGE ST	SALEM	MA
**	17 PEARSON BLVD	GARDNER	MA
**	6 GARDNER ROAD	ASHBURNHAM	MA
**	2143 MAIN ST	ATHOL	MA
**	240 SPRING ST	WINCHENDON	MA
**	131 MASSACHUSETTS AVE	LUNENBURG	MA
**	1274 MAIN ST	ASHBY	MA
**	109 ROUTE 6A	ORLEANS	MA
**	265 S MAIN ST	MIDDLETON	MA
**	233 MAIN ST	WENHAM	MA
**	793 MAIN ST	LYNNFIELD	MA
**	950 MAIN ST	WAKEFIELD	MA
**	66 N.MAIN ST.	SALISBURY	MA
**	24 E MAIN ST	WESTBOROUGH	MA
**	880 MAIN ST	WOBURN	MA
**	453 ESSEX ST	BEVERLY	MA
**	75 MAIN ST	WOBURN	MA
**	78 N MAIN ST	NATICK	MA
**	103 W UNION ST	ASHLAND	MA
**	133 W CENTRAL	NATICK	MA
**	1116 MASSACHUSETTS AVE	ARLINGTON	MA
**	SO ARTERY & CODDINGTON	QUINCY	MA
**	30A MAIN ST	WINTHROP	MA
**	MAIN ST	OSTERVILLE	MA
**	1010 CHESTNUT ST	NEWTON	MA
**	457 MAIN ST	HUDSON	MA
**	161 LINCOLN ROAD	LINCOLN	MA
**	177 WASHINGTON ST	PLAINVILLE	MA
**	79 NEEDHAM ST	NEWTON HIGHLANDS	MA
**	333 EASTERN AVE	MALDEN	MA
**	273 MIDDLESEX AVE	MEDFORD	MA
**	700 LYNNWAY	LYNN	MA
**	396 CHELSEA ST	EAST BOSTON	MA
**	89 WASHINGTON ST	NORWELL	MA
**	348 E WASHINGTON ST	NORTH ATTLEBORO	MA
**	10 AIRPORT ROAD.,	NANTUCKET	MA

Site	Address	City	State

**	129 ORANGE ST	NANTUCKET	MA
**	20 N CAMBRIDGE ST	NANTUCKET	MA
**	SWAINS WHARF	NANTUCKET	MA
**	26 MACY LANE	NANTUCKET	MA
**	41 SPARKS AVE.	NANTUCKET	MA
**	96 WASHINGTON ST	NANTUCKET	MA
**	320 W HOUSATONIC ST	PITTSFIELD	MA
**	580 NORTH ST	PITTSFIELD	MA
**	246 STOCKBRIDGE ROAD	GREAT BARRINGTON	MA
**	1140 PLEASANT ST	LEE	MA
**	458 SOUTH ST	PITTSFIELD	MA
**	241 MAIN ST	LEE	MA
**	RTE 7	LANESBORO	MA
**	734 EAST ST	PITTSFIELD	MA
**	ROUTE 202	SOUTH HADLEY	MA
**	WEST & HOLYOKE	LUDLOW	MA
**	259 MAIN ST	WILLIAMSTOWN	MA
**	568 NEWTON ST	SOUTH HADLEY	MA
**	SOUTH STREET	STOCKBRIDGE	MA
**	ROUTE 8	HINSDALE	MA
**	143 MAIN ST	MONSON	MA
**	DALTON - BENEDICT	PITTSFIELD	MA
**	26 COMMERCIAL ST	ADAMS	MA
**	1201 MAIN ST	HAVERHILL	MA
**	401 AMESBURY ROAD	HAVERHILL	MA
**	ROUTE 2	SHELBURNE	MA
**	47 HARDING ST	MIDDLEBOROUGH	MA
**	RURAL ROUTE 02	GILL	MA
**	511 STATION AVE	SOUTH YARMOUTH	MA
**	365 MAIN STREET	STURBRIDGE	MA
**	490 COUNTY ST	NEW BEDFORD	MA
**	449 MECHANIC ST	FITCHBURG	MA
**	1460 MIDDLESEX ST	LOWELL	MA
**	4 CHACE ROAD	EAST FREETOWN	MA
**	696 S MAIN ST	GREAT BARRINGTON	MA
**	2012 MEMORIAL DR	CHICOPEE	MA
**	124 NORTHAMPTON ST	EASTHAMPTON	MA
**	2788 BOSTON ROAD	WILBRAHAM	MA

Site	Address	City	State

**	1001 SOUTH ST	WRENTHAM	MA
**	188 ELM ST	PITTSFIELD	MA
**	68 S MAIN ST	ASSONET	MA
**	2505 CRANBERRY HWY	WAREHAM	MA
**	634 MAIN STREET	AGAWAM	MA
**	5A AYERS VILLAGE ROAD	METHUEN	MA
**	656 BOSTON POST ROAD	MARLBOROUGH	MA
**	44 DODGE ST	BEVERLY	MA
**	CIRCUMFERENTIAL HWY/RT 128	NEWTON	MA
**	690 MARRETT ROAD/RTE 128	LEXINGTON	MA
**	36-38 WORCESTER ROAD	CHARLTON	MA
**	853-855 WEST BOLYSTON ST	WORCESTER	MA
**	164 SOUTH STREET	PLYMOUTH	MA
**	1074 STATE ROAD	WEST TISBURY	MA
**	1245 NORTH MAIN STREET	RANDOLPH	MA
**	522 WEST STREET	READING	MA
**	1995 WINTHROP ST	NORTH DIGHTON	MA
**	LAKEVIEW AVE	DRACUT	MA
**	785 GORHAM STREET	LOWELL	MA
**	451 WAREHAM ST	MIDDLEBORO	MA
**	188 GORE ROAD.,	WEBSTER	MA
**	100-106 WASHINGTON ST	ATTLEBORO	MA
**	643 MAIN ST.	WINCHESTER	MA
**	426 PITTSFIELD ROAD.	LENOX	MA
**	83 NEW YORK AVE	OAK BLUFFS	MA
**	147 MAIN ST	SHEFFIELD	MA
**	399 NORTHAMPTON ST	AMHERST	MA
**	1635 NORTHAMPTON ST	HOLYOKE	MA
**	13 NORTH MAIN ST	EAST LONGMEADOW	MA
**	467 LONGMEADOW ST	LONGMEADOW	MA
**	600 COLLEGE HWY	SOUTHWICK	MA
**	3111 MAIN STREET	SPRINGFIELD	MA
**	1012 BEDFORD STREET	FALL RIVER	MA
**	773 MAPLE ROAD	LONGMEADOW	MA
**	1828 BOSTON ROAD	SPRINGFIELD	MA
**	562 WESTFIELD ST	WEST SPRINGFIELD	MA
**	161 N PLEASANT ST	AMHERST	MA
**	833 E COLUMBUS AVE	SPRINGFIELD	MA

Site	Address	City	State

**	12 SUGARLOAF ST	SOUTH DEERFIELD	MA
**	90 MAIN ST	LENOX	MA
**	1130 RIVERDALE ST	WEST SPRINGFIELD	MA
**	100 MAIN ST	FLORENCE	MA
**	1830 WILBRAHAM ROAD	SPRINGFIELD	MA
**	162 SOUTHAMPTON ROAD	WESTFIELD	MA
**	142 MOHAWK TRAIL	GREENFIELD	MA
**	181 ELM STREET	WESTFIELD	MA
**	236 ROUTE 15	STURBRIDGE	MA
**	242 CONWAY ROAD	SOUTH DEERFIELD	MA
**	137 BRADFORD ST.	PROVINCETOWN	MA
**	222 BARRE PASTON ROAD	RUTLAND	MA
**	2 ROCKWOOD ROAD	NORFOLK	MA
**	131 COMMERCE WAY	PLYMOUTH	MA
**	2 HEAD OF THE BAY ROAD	BOURNE	MA
**	360 MEDFORD STREET	SOMERVILLE	MA
**	23 ROCKY HILL ROAD	AMESBURY	MA
**	360 MACARTHUR BLVD	BUZZARDS BAY	MA
**	365 CONCORD AVE	BELMONT	MA
**	ROUTE 1	WELLS	ME
**	RT 196	LISBON FALLS	ME
**	118 MAPLE ST.,	CORNISH	ME
**	115 S MAIN ST	BREWER	ME
**	254 WILTON ROAD	FARMINGTON	ME
**	96 MAIN ST	MEXICO	ME
**	64 COTTAGE ST	BAR HARBOR	ME
**	364 UPPER MAIN ST	WATERVILLE	ME
**	248 MAIN ST	LEWISTON	ME
**	23 WESTERN AVE	AUGUSTA	ME
**	343 WILSON ST	BREWER	ME
**	LOWER VILLAGE WESTERN AV	KENNEBUNK	ME
**	51 MAIN ST	KENNEBUNK	ME
**	174 MAIN STREET	CUMBERLAND	ME
**	90 WESTERN AVE	SOUTH PORTLAND	ME
**	357 ROOSEVELT TRAIL	WINDHAM	ME
**	124 MAIN ST	FAIRFIELD	ME
**	MILE 57 NORTHBOUND	GRAY	ME
**	MILE56 SOUTHBOUND	GRAY	ME

Site	Address	City	State

**	MILE 24 NORTHBOUND	KENNEBUNK	ME
**	MILE 24 SOUTHBOUND	KENNEBUNK	ME
**	809 ROOSEVELT TRL	NORTH WINDHAM	ME
**	782 MAIN ST	WESTBROOK	ME
**	17 OLD POINT AVE	MADISON	ME
**	ROUTE 1	BATH	ME
**	SEARSPORT AVE/BOX 252	BELFAST	ME
**	34 STONE ST	AUGUSTA	ME
**	1519 ATLANTIC HWY	WALDOBORO	ME
**	57 MAIN ST	BRIDGTON	ME
**	7 MAIN ST	OAKLAND	ME
**	700 MAIN ST	ROCKLAND	ME
**	230 US RTE 1	SCARBOROUGH	ME
**	2 PARK AVE	PORTLAND	ME
**	RT 2	RUMFORD	ME
**	296 MAIN ST	AUBURN	ME
**	US RT 11 & 157	MEDWAY	ME
**	1340 ROOSEVELT TRL	RAYMOND	ME
**	JCT RTE 25 AND RTE 35	STANDISH	ME
**	191 PARK ST	ROCKLAND	ME
**	670 ROOSEVELT TRL	NORTH WINDHAM	ME
**	230 LINCOLN ST	BATH	ME
**	613 US ROUTE 1	SCARBOROUGH	ME
**	7 RT 236 & I95	KITTERY	ME
**	101 BATH ROAD	BRUNSWICK	ME
**	1 PORTLAND ROAD.	GRAY	ME
**	1196 CONGRESS ST	PORTLAND	ME
**	496 MAIN ST.,	FRYEBURG	ME
**	697 MAIN ST	SOUTH PORTLAND	ME
**	NORTH & PLEASANT	WATERVILLE	ME
**	BANGOR ST	AUGUSTA	ME
**	211 PLEASANT ST	BRUNSWICK	ME
**	RT 1 & RIPLEY ROAD	KITTERY	ME
**	99 MAIN ROAD S	HAMPDEN	ME
**	3 MOOSEHEAD TRAIL	NEWPORT	ME
**	ROUTE 1 EAST	PEMBROKE	ME
**	1215 STATE ST.	VEAZIE	ME
**	1510 MAIN ST	POLAND	ME

Site	Address	City	State

**	51 HIGH ST	ELLSWORTH	ME
**	1105 HAMMOND ST	BANGOR	ME
**	MAIN STREET	PRINCETON	ME
**	2 MAIN ST	MILFORD	ME
**	1187 UNION ST	BANGOR	ME
**	298 OCEAN HOUSE ROAD	CAPE ELIZABETH	ME
**	729 MAIN ROAD	HOLDEN	ME
**	U.S. ROUTE 1	GOULDSBORO	ME
**	700 MAIN ST	PRESQUE ISLE	ME
**	BOX 191 RIVER ROAD	ORRINGTON	ME
**	ROUTE 102	MOUNT DESERT	ME
**	368 HIGH ST.	ELLSWORTH	ME
**	US RT #1	MADAWASKA	ME
**	BROADWAY	BANGOR	ME
**	56 MAIN ST	MACHIAS	ME
**	BENNETT DR	CARIBOU	ME
**	RR 15	EAST CORINTH	ME
**	ROUTE 15	GREENVILLE	ME
**	S MAIN & ELM	GUILFORD	ME
**	100 SOMERSET AVE	PITTSFIELD	ME
**	65 NEWPORT ROAD	CORINNA	ME
**	1020 W MAIN STREET	DOVER FOXCROFT	ME
**	9 UNION SQ	DOVER FOXCROFT	ME
**	32 TENNY HILL	MONSON	ME
**	PLEASANT ST	SANGERVILLE	ME
**	74 CHURCH ST	DEXTER	ME
**	RTS 1 AND 1A	YORK	ME
**	MAIN ST	BROWNVILLE	ME
**	10 MECAW ROAD	HAMPDEN	ME
**	RTE 15	GLENBURN	ME
**	310 STILLWATER AVE	BANGOR	ME
**	10 STILLWATER AVE	ORONO	ME
**	396 NORTH MAIN STREET	BREWER	ME
**	161 EAST MAIN ST	SEARSPORT	ME
**	96 STATE ST	BANGOR	ME
**	264 MAIN STREET	WINTERPORT	ME
**	1498 CARL BROGGI HWY	LEBANON	ME
**	742 PORTLAND ROAD	SACO	ME

Site	Address	City	State

**	394 ELM ST	BIDDEFORD	ME
**	611 WILSON ST	BREWER	ME
**	12 US ROUTE 1	YARMOUTH	ME
**	1397 WASHINGTON AVE	PORTLAND	ME
**	47 MAIN STREET	WESTBROOK	ME
**	518 FOREST AVE	PORTLAND	ME
**	841 LISBON ST	LEWISTON	ME
**	345 CENTER STREET	AUBURN	ME
**	2019 WASHINGTON ST & KITTYHAWK AVE	AUBURN	ME
**	1930 LISBON ST.	LEWISTON	ME
**	90 TOWNSEND AVE	BOOTHBAY HARBOR	ME
**	15 ROCKWOOD ROAD	ROCKWOOD	ME
**	10D BRODY WAY & AUBURN ROAD	TURNER	ME
**	205 WESTERN AVE.	AUGUSTA	ME
**	157 MAIN ST	MADAWASKA	ME
**	311 NORTH ST	CALAIS	ME
**	227 RT 2 EAST	DRYDEN	ME
**	RTE. 126 LEWISTON ROAD	WEST GARDINER	ME
**	447 MAIN STREET	DAMARISCOTTA	ME
**	70 ELM ST	SACO	ME
**	280 LAFAYETTE ROAD	HAMPTON	NH
**	470 AMHERST ROAD	BEDFORD	NH
**	201 ISLINGTON ST	PORTSMOUTH	NH
**	30 CALEF HWY	EPPING	NH
**	54 PORTSMOUTH AVE	EXETER	NH
**	519 SOUTH STREET	BOW	NH
**	468 DANIEL WEBSTER HWY.	MERRIMACK	NH
**	2 S MAIN ST	DERRY	NH
**	82 DERRY ROAD #10	HUDSON	NH
**	1019 SECOND STREET	MANCHESTER	NH
**	242 AMHERST STREET	NASHUA	NH
**	96 BROAD STREET	NASHUA	NH
**	137 ROUTE 101	BEDFORD	NH
**	48 CONCORD ROAD	LEE	NH
**	62 MAIN STREET	EAST ROCHESTER	NH
**	685 LAFAYETTE ROAD	HAMPTON	NH
**	210 EDDY ROAD	MANCHESTER	NH
**	RT-4	ENFIELD	NH

Site	Address	City	State

**	ROUTE 10 & MAIN STREET	NORTH HAVERHILL	NH
**	RT-2 & 16	GORHAM	NH
**	ROUTE 302/I93	LITTLETON	NH
**	ROUTE 16	ALBANY	NH
**	312 LONDONDERRY TPKE	AUBURN	NH
**	179 RAYMOND ROAD	CANDIA	NH
**	S PARK ST	HANOVER	NH
**	WALLIS ROAD	RYE	NH
**	181 DOVER ROAD	CHICHESTER	NH
**	316 COURT ST	LACONIA	NH
**	162 MAIN STREET	ASHLAND	NH
**	786 METHODIST HILL ROAD	ENFIELD	NH
**	1400 LAKE SHORE ROAD	GILFORD	NH
**	134 N BROADWAY	SALEM	NH
**	ROUTE 103	NEWBURY	NH
**	MAIN ST	LINCOLN	NH
**	VILLAGE ROAD	FREEDOM	NH
**	120 PLEASANT ST	SALEM	NH
**	81 S MAIN ST	CONCORD	NH
**	231 ROCKINGHAM ROAD	LONDONDERRY	NH
**	530 PEMBROKE ST	PEMBROKE	NH
**	1 EASTMAN ST	CONCORD	NH
**	RTE 11 & RTE 153	FARMINGTON	NH
**	1095 HANOVER ST	MANCHESTER	NH
**	4 COUNTRY CLUB ROAD	GILFORD	NH
**	ROUTE 16	NORTH CONWAY	NH
**	RR 2 HOLDERNESS ROAD	PLYMOUTH	NH
**	798 CENTRAL ST	FRANKLIN	NH
**	70 LAFAYETTE ROAD	NORTH HAMPTON	NH
**	1980 WOODBURY AVE	PORTSMOUTH	NH
**	RT-16 & 109	SANBORNVILLE	NH
**	RTE 25 & 16	WEST OSSIPEE	NH
**	ROUTE 114	HENNIKER	NH
**	221 CENTRAL AVE	DOVER	NH
**	39 PORTSMOUTH AVE	STRATHAM	NH
**	RT 101	MILFORD	NH
**	ROUTE 12 & ROUTE 119	FITZWILLIAM	NH
**	22 HENNIKER STREET	HILLSBORO	NH

Site	Address	City	State

**	ROUTE 12	EAST SWANZEY	NH
**	MAIN ST # 111	KINGSTON	NH
**	546 FIRST NEW HAMPSHIRE TURNPIKE	NORTHWOOD	NH
**	113 GROVE ST	PETERBOROUGH	NH
**	RIVER-MICHIGAN ST	WINCHESTER	NH
**	10 BRIDGE ST (RT 38)	PELHAM	NH
**	354 MAIN ST	FRANCONIA	NH
**	ROUTE 3	PITTSBURG	NH
**	ROUTE 116	LITTLETON	NH
**	MAIN ST	COLEBROOK	NH
**	1050 S WILLOW ST	MANCHESTER	NH
**	RT 28	BARNSTEAD	NH
**	75 RT. 101 A	AMHERST	NH
**	RT 114	WEARE	NH
**	ROUTE 4	EPSOM	NH
**	140 DW HWY	MERRIMACK	NH
**	62 RIVER ST	JAFFREY	NH
**	MAIN STREET	CONTOOCOOK	NH
**	ROUTE 4	SALISBURY	NH
**	81 N MAST ROAD.	GOFFSTOWN	NH
**	24 ELM ST	MILFORD	NH
**	148 MAIN ST	WILTON	NH
**	626 GIBBONS HWY	WILTON	NH
**	TURNPIKE ROAD	NEW IPSWICH	NH
**	1602 ELM ST	MANCHESTER	NH
**	650 PARK AVE	KEENE	NH
**	472 OLD HOMESTEAD HWY	SWANZEY	NH
**	11 NASHUA ROAD	LONDONDERRY	NH
**	161 PORTLAND AVE	DOVER	NH
**	215 MAIN ST	LANCASTER	NH
**	2391 BROWN AVE	MANCHESTER	NH
**	1932 WELLINGTON ROAD.	MANCHESTER	NH
**	43 E HOLLIS ST	NASHUA	NH
**	191 EPPING ROAD RT 27	EXETER	NH
**	374 TENNY MTN HIGHWAY	PLYMOUTH	NH
**	124 INDIAN ROCK ROAD	WINDHAM	NH
**	803 LAFAYETTE ROAD	PORTSMOUTH	NH
**	114 PLEASANT STREET	CLAREMONT	NH

Site	Address	City	State

**	1275 ROUTE 9	STODDARD	NH
**	1 SUNCOOK VALLEY ROAD (RT 28)	BARNSTEAD	NH
**	312 DANIEL WEBSTER HWY	MEREDITH	NH
**	309 ROUTE 104	NEW HAMPTON	NH
**	110 LOUDON ROAD	CONCORD	NH
**	254 NH ROUTE 49	CAMPTON	NH
**	97 NORTH MAIN ST	WEST LEBANON	NH
**	219 WEST ST	KEENE	NH
**	16 JOHN STARK HWY	NEWPORT	NH
**	247 MAIN STREET	CLAREMONT	NH
**	96 HANOVER ST	LEBANON	NH
**	270 PINEWOOD ROAD	ALLENSTOWN	NH
**	510 HARVEY ROAD.	MANCHESTER	NH
**	1190 ROUTE 12A	PLAINFIELD	NH
**	566 MAST ROAD	GOFFSTOWN	NH
**	1050 BALD HILL ROAD	WARWICK	RI
**	1282 ELMWOOD	CRANSTON	RI
**	249 POST ROAD	WESTERLY	RI
**	1776 POST ROAD	WARWICK	RI
**	900 WAMPANOAG TRL	EAST PROVIDENCE	RI
**	208 GANSETT AVE	CRANSTON	RI
**	6228 POST ROAD	NORTH KINGSTOWN	RI
**	975 OAKLAWN AVENUE	CRANSTON	RI
**	354 PUTNAM PIKE	SMITHFIELD	RI
**	3079 TOWER HILL ROAD	SOUTH KINGSTOWN	RI
**	66 POINT JUDITH ROAD	NARRAGANSETT	RI
**	269 VALLEY ST	PROVIDENCE	RI
**	1897 PLAINFIELD PIKE	JOHNSTON	RI
**	10 EAST AVE	WESTERLY	RI
**	301 BRANCH AVE	PROVIDENCE	RI
**	119 GREENVILLE AVE	JOHNSTON	RI
**	91 VETERANS MEMORIAL DR	WARWICK	RI
**	389 ELMWOOD AVENUE	PROVIDENCE	RI
**	1214 MAIN STREET	WYOMING	RI
**	1055 SMITH ST	PROVIDENCE	RI
**	100 PRIVILEGE ST	WOONSOCKET	RI
**	935 SMITHFIELD AVE	LINCOLN	RI
**	168 LONSDALE AVE	PAWTUCKET	RI

Site	Address	City	State

**	356 WEST MAIN STREET	MIDDLETOWN	RI
**	890 DEXTER STREET	CENTRAL FALLS	RI
**	92 NEW LONDON TPKE	WEST GREENWICH	RI
**	2336 PAWTUCKET AVE	EAST PROVIDENCE	RI
**	3411 KINGSTON ROAD	WEST KINGSTON	RI
**	973 WILLETT AVE	RIVERSIDE	RI
**	1568 W MAIN	PORTSMOUTH	RI
**	272 MARKET ST	WARREN	RI
**	2291 FLAT RIVER ROAD	COVENTRY	RI
**	35 NARRAGANSETT AVE	JAMESTOWN	RI
**	851 TIOGUE AVE	COVENTRY	RI
**	830 HIGH	CUMBERLAND	RI
**	25 JEFFERSON BLVD	WARWICK	RI
**	200 CHARLES STREET	PROVIDENCE	RI
**	1892 KINGSTOWN ROAD	WAKEFIELD	RI
**	561 A SOUTH COUNTY TRAIL	EXETER	RI
**	RT 110	EAST BARRE	VT
**	RR 2	PLAINFIELD	VT
**	ROUTE 5	FAIRLEE	VT
**	213 PAINE TPK NORTH	MONTPELIER	VT
**	377 RIVER STREET	MONTPELIER	VT
**	MILL ST	HARDWICK	VT
**	RTE 5	LYNDONVILLE	VT
**	4167 VT RT 105	NEWPORT CENTER	VT
**	ROUTES 5 & 25	BRADFORD	VT
**	133 WASHINGTON ST	BARRE	VT
**	RT 5	EAST THETFORD	VT
**	59 N MAIN ST	NORTHFIELD	VT
**	RR 2 BOX 1645	DUXBURY	VT
**	US RT 2	EAST MONTPELIER	VT
**	FIVE CORNERS	ESSEX	VT
**	RT 7	MILTON	VT
**	93 S WINOOSKI AVE	BURLINGTON	VT
**	1314 WILLISTON ROAD	SOUTH BURLINGTON	VT
**	ROUTE 116	HINESBURG	VT
**	977 SHELBURNE ROAD	SOUTH BURLINGTON	VT
**	450 ESSEX ROAD	WILLISTON	VT
**	RT7 PO BOX 41	NORTH FERRISBURG	VT

Site	Address	City	State

**	341 RTE 15	JERICHO	VT
**	343 ROOSEVELT HWY	COLCHESTER	VT
**	1711 N MAIN ST RTE 18	MONTGOMERY	VT
**	1106 US ROUTE 2 NORTH	ALBURG	VT
**	ROUTE 7	MIDDLEBURY	VT
**	RT. 7	HIGHGATE SPRINGS	VT
**	446 MAIN ST (RT 108)	BAKERSFIELD	VT
**	23 N RIVER ST.	SWANTON	VT
**	682 MILL ST	SHELDON SPRINGS	VT
**	1097 US RTE 302	BERLIN	VT
**	2707 RTE 7	FERRISBURG	VT
**	42 PARK ST	BURLINGTON	VT
**	RT 100 B	MORETOWN	VT
**	ROUTE 105	EAST BERKSHIRE	VT
**	1830 SHELBURNE ROAD	SOUTH BURLINGTON	VT
**	308 SOUTH MAIN ST	RICHFORD	VT
**	996 NORTH AVE	BURLINGTON	VT
**	1555 NORTH AVE	BURLINGTON	VT
**	337 ROUTE 2	SOUTH HERO	VT
**	209 RIVER ST	SPRINGFIELD	VT
**	RT 12	NORTHFIELD	VT
**	DEPOT SQUARE	RANDOLPH	VT
**	RT. 5	HARTLAND	VT
**	5134 MAIN ST	WAITSFIELD	VT
**	475 N MAIN ST	BARRE	VT
**	446 WEST ST	RUTLAND	VT
**	205 US RT 4 EAST	RUTLAND	VT
**	38 MAIN ST	FAIR HAVEN	VT
**	118 S MAIN ST	RUTLAND	VT
**	169 MAIN ST	WEST RUTLAND	VT
**	91/2 CONANT SQ	BRANDON	VT
**	38 KILLINGTON ACCESS ROAD	KILLINGTON	VT
**	722 MAIN ST (RD 1)	WESTON	VT
**	906 HARTFORD AVE	WILDER	VT
**	5680 US RT. 4 & RT 100A	BRIDGEWATER CORNERS	VT
**	251 NORTH STREET	BENNINGTON	VT
**	12 NORTH MAIN ST (RT 100)	ROCHESTER	VT
**	301 MAIN ST	BENNINGTON	VT

Site	Address	City	State

**	172 MAIN ST	WALLINGFORD	VT
**	261 BENMOUNT AVE & HUNT	BENNINGTON	VT
**	557 DEPOT STREET	MANCHESTER	VT
**	5545 ROUTE 100	PLYMOUTH	VT
**	217 N MAIN ST	RUTLAND	VT
**	735 EAST MAIN ST	BENNINGTON	VT
**	10 EAST MAIN ST	POULTNEY	VT
**	195 MAIN ST	LUDLOW	VT
**	5 N MAIN ST	RUTLAND	VT
**	216 NORTH SIDE DRIVE	BENNINGTON	VT
**	16 RTE 106	NORTH SPRINGFIELD	VT
**	1250 US ROUTE 7A	SHAFTSBURY	VT
**	171 S MAIN ST	SAINT ALBANS	VT
**	138 LAKE ST	SAINT ALBANS	VT
**	625 RTE 30	TOWNSHEND	VT
**	143 LOWER MAIN ST	JOHNSON	VT
**	2949 ROUTE 22A	SHOREHAM	VT
**	134 JERICHO ROAD/US RT 15	ESSEX	VT
**	77 US RTE 7	COLCHESTER	VT
**	RT 2	ALBURG	VT
**	ROUTE 14	HARDWICK	VT
**	366 SWANTON ROAD. & RT 7	SAINT ALBANS	VT
**	3009 SIMMONSVILLE ROAD	CHESTER	VT
**	60 NORTH PLEASANT ST	MIDDLEBURY	VT
**	699 RTE 22A-WASHINGTON ST	FAIR HAVEN	VT
**	421 ROUTE 2 EAST	DANVILLE	VT
**	221 COLCHESTER ROAD	ESSEX JUNCTION	VT
**	BOX 58, 16 HEINSBURG DR	COLCHESTER	VT
**	4828 VT RT. 15 & 108	JEFFERSONVILLE	VT
**	6 RIVER ST	MILTON	VT
**	1207 ETHAN ALLEN HWY	FAIRFAX	VT
**	4828 ROUTE 2	NORTH HERO	VT
**	1 FERRY ROAD	SOUTH HERO	VT
**	ROUTE 44	BROWNSVILLE	VT
**	1301 MAIN ST	FAIRFAX	VT
**	14 S MAIN STREET	STOWE	VT
**	518 PEARL STREET	ENOSBURG FALLS	VT
**	5023 MAIN ST & DYER	MANCHESTER	VT

Site	Address	City	State

**	1908 ETHAN ALLEN HWY	NEW HAVEN	VT
**	1858 VT ROUTE 17	BRISTOL	VT
**	3108 ROUTE 78	HIGHGATE CENTER	VT
**	2 SOUTH WATER ST	VERGENNES	VT
**	ROUTE 7	PITTSFORD	VT
**	ROUTE 15 & ROUTE 100	MORRISVILLE	VT
**	66 PLEASANT ST	WOODSTOCK	VT
**	1ST ST	SWANTON	VT
**	70 UPPER MAIN ST	ESSEX JUNCTION	VT
**	414 THEODORE ROOSEVELT HWY	COLCHESTER	VT
**	87 E MAIN ST	WILMINGTON	VT
**	583 MAIN ST	CASTLETON	VT
**	1110 SHELBURNE ROAD	SOUTH BURLINGTON	VT
**	RT. 7 & EXECUTIVE DRIVE	SHELBURNE	VT
**	4486 ROUTE 5	DERBY	VT
**	189 RAILROAD ST (RR & ALLEN CT)	SAINT JOHNSBURY	VT
**	461 RTE 114	EAST BURKE	VT
**	ROUTES 5 & 25	BRADFORD	VT
**	1 US RTE 4 & RTE 100	WEST BRIDGEWATER	VT
**	5252 SHELBURNE ROAD	SHELBURNE	VT
**	756 WATERBURY-STOWE ROAD	WATERBURY	VT
**	811 WILLISTON ROAD	SOUTH BURLINGTON	VT
**	281 PEARL ST	BURLINGTON	VT
**	298 E ALLEN ST	WINOOSKI	VT
**	1801 WILLISTON ROAD	SOUTH BURLINGTON	VT
**	1436 W MAIN ST	RICHMOND	VT
**	1917 VT ROUTE 66	RANDOLPH	VT
**	18 SYKES MOUNTAIN AVE	WHITE RIVER JUNCTION	VT
**	3 BERLIN ST	MONTPELIER	VT
**	RT 4 EXIT 1 OFF I-89	QUECHEE	VT
**	1114 PUTNEY ROAD	BRATTLEBORO	VT
**	FAIRFAX ROAD.,	SAINT ALBANS	VT
**	2886 ROUTE 302	WELLS RIVER	VT
**	2 BARBER ROAD	SAINT GEORGE	VT
**	2194 MAIN ST.	CASTLETON	VT
**	469 CANAL ST.	BRATTLEBORO	VT
**	6023 ROUTE 5	WESTMINSTER	VT
**	250 RT. 7 REDWOOD PLAZA	MILTON	VT

Site	Address	City	State

**	36 NORTH MAIN STREET	ALBURG	VT
**	462 VT ROUTE 107	SOUTH ROYALTON	VT
**	883/865 COLLEGE PARKWAY	COLCHESTER	VT